Certain information in this document has been omitted and replaced with “[*****]”. Such identified information has been omitted from this document because it is not material and is of the type that the registrant treats as private or confidential.

MASTER DEFINITIONS AND COMMON TERMS AGREEMENT
        DATED 26 JUNE 2026
between

BNP PARIBAS S.A., DUBLIN BRANCH as Master Purchaser
TD SYNNEX IRELAND RECEIVABLES I DESIGNATED ACTIVITY COMPANY as Final Purchaser and Issuer
BNP PARIBAS BANCO SANTANDER S.A. CREDIT AGRICOLE CORPORATE & INVESTMENT BANK as Senior Notes Subscribers
BNP PARIBAS as Lead Arranger

EACH ENTITY LISTED IN SCHEDULE 2 as a Seller, as a Servicer and as a Risk Retention Holder

TD SYNNEX UK ACQUISITION LIMITED
as Programme Servicer, Junior Notes Subscriber and PPN Holder

BNP PARIBAS, LONDON BRANCH
as Account Bank

CSC CAPITAL MARKETS (IRELAND) LIMITED
as Corporate Services Provider, Back-Up Cash Manager and Registrar

FIS CAPITAL MARKETS UK LIMITED

as Calculation Agent TD SYNNEX UK ACQUISITION LIMITED as Cash Manager
CSC TRUSTEES LIMITED as Security Trustee
and

TD SYNNEX CORPORATION as Guarantor and Parent Company
i

TABLE OF CONTENTS
Page
1.    DEFINITIONS AND INTERPRETATION    6
2.    COMMON TERMS    6
3.    CASH MANAGEMENT AGREEMENT    6
4.    BACK-UP CASH MANAGEMENT AGREEMENT    13
5.    MASTER PURCHASER TERMINATION    17
6.    TRANSACTION CALENDAR    17
7.    SECURITISATION REGULATION UNDERTAKINGS    17
8.    GOVERNING LAW    18
SCHEDULE 1 LIST AND IDENTIFICATION OF THE SELLERS, SERVICERS AND RISK RETENTION HOLDERS    19
SCHEDULE 2 DEFINITIONS    20
1.    DEFINITIONS    20
2.    INTERPRETATION    93
SCHEDULE 3 COMMON TERMS    96
1.    THIRD PARTY RIGHTS    96
2.    RELEASE OF BANKING SECRECY    96
3.    LIMITATIONS TO RECOURSE AND NON-PETITION IN FAVOUR OF THE ISSUER    96
4.    PAYMENTS – CALCULATIONS    98
5.    MASTER PURCHASER PAYMENT DELEGATIONS    99
6.    TAX GROSS-UP AND INDEMNITIES    100
7.    INCREASED COSTS    104
8.    MITIGATION BY THE SENIOR NOTES SUBSCRIBERS    105
9.    INDEMNITIES    106
10.    COSTS AND EXPENSES    108
11.    NOTICES    108
ii

12.    LANGUAGE OF DOCUMENTS    108
13.    PARTIAL INVALIDITY    109
14.    EXERCISE OF RIGHTS    109
15.    SURVIVAL OF PROVISIONS    109
16.    AMENDMENTS TO THE TRANSACTION DOCUMENTS    109
17.    RATE SWITCH    110
18.    CHANGES TO REFERENCE RATES    112
19.    CONFIDENTIAL INFORMATION    114
20.    SECURITY OVER SENIOR NOTES SUBSCRIBERS' RIGHTS    117
21.    COUNTERPARTS    117
22.    GOVERNING LAW    117
23.    JURISDICTION OF ENGLISH COURTS    118
24.    SERVICE OF PROCESS    118
25.    CORPORATE SERVICES AGREEMENT    119
26.    BAIL-IN    119
SCHEDULE 4 NOTICE AND ACCOUNT DETAILS    122
SCHEDULE 5 REPRESENTATIONS AND WARRANTIES    123
SCHEDULE 6 UNDERTAKINGS    130
SCHEDULE 7 CONDITIONS PRECEDENT AND CONDITIONS SUBSEQUENT    145
SCHEDULE 8 CALCULATION OF THE SECURITISATION SERVICES FEES AND EXPENSES, AND FINANCING FEE    152
SCHEDULE 9 TRANSACTION CALENDAR                             153
iii

THIS MASTER DEFINITIONS AND COMMON TERMS AGREEMENT (THE "AGREEMENT") IS DATED __26__ JUNE 2026, AND ENTERED INTO AS A DEED BETWEEN:
(1)BNP PARIBAS S.A, DUBLIN BRANCH, the Irish branch of BNP Paribas, whose office is at Termini, 3 Arkle Road, Sandyford Business Park, Dublin 18, D18 C9c5, Ireland and which is registered on the external register of the Irish Companies Registration Office with number 903258, hereafter referred to as the “Master Purchaser”;
(2)TD SYNNEX IRELAND RECEIVABLES I DESIGNATED ACTIVITY COMPANY, a designated activity company incorporated under the laws of Ireland, with registered number 793792 and whose registered office is located The Sidings, 4th Floor, Grand Canal Quay, Dublin 2, D02E7K8, Ireland, hereafter referred to as the “Issuer” and the “Final Purchaser”;
(3)BNP PARIBAS, a société anonyme incorporated under French law, registered with the Trade and Companies Registry of Paris (Registre du Commerce et des Sociétés de Paris) under number 662 042 449, whose registered office is located at 16 boulevard des Italiens, 75009 Paris, France, hereafter referred to as the “Lead Arranger”;
(4)BNP PARIBAS, a société anonyme incorporated under French law, registered with the Trade and Companies Registry of Paris (Registre du Commerce et des Sociétés de Paris) under number 662 042 449, whose registered office is located at 16 boulevard des Italiens, 75009 Paris, France; CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, a French société anonyme, whose registered office is located at 12, place des Etats-Unis, CS70052 92547 Montrouge Cedex, France, registered with the Registre du Commerce et des Sociétés of Nanterre under number 304 187 701; and BANCO SANTANDER S.A., a sociedad anónima incorporated under Spanish law, registered with CIF (Código de Identificación Fiscal) A-39000013, whose registered office is located at Paseo de Pereda, 9-12, CP 39004 Santander (Cantabria), Spain, hereafter referred to together as the "Senior Notes Subscribers" and each a “Senior Notes Subscriber”;
(5)THE ENTITIES LISTED IN Schedule 1, each hereafter referred to as a “Seller”, a “Servicer” and a “Risk Retention Holder” and collectively as the “Sellers”, the “Servicers” and the “Risk Retention Holders”;
(6)TD SYNNEX UK ACQUISITION LIMITED, a private limited company incorporated in England and registered under number 4603099, whose registered office is located at Maplewood Crockford Lane, Chineham Park, Basingstoke, Hampshire, United Kingdom, RG24 8YB, hereafter referred to as the “Programme Servicer”;
(7)TD SYNNEX UK ACQUISITION LIMITED, a private limited company incorporated in England, and registered under number 4603099, whose registered office is located at Maplewood Crockford Lane, Chineham Park, Basingstoke, Hampshire, United Kingdom, RG24 8YB, hereafter referred to, in its capacity as initial subscriber of the STS Junior Notes and the Non-STS Junior Notes, as the “Junior Notes Subscriber” and, in its capacity as PPN holder, as the “PPN Holder”;
(8)BNP PARIBAS, a company incorporated in France as a société anonyme, having its registered office at 16 Boulevard des Italiens, 75009 Paris, France and registered with the Companies Registry of Paris under number 662 042 449 RCS, which is registered in England & Wales as a foreign company under company number FC13447, and acting for the purposes of this Agreement through its London Branch which is registered in England & Wales under UK establishment number BR000170 and the registered office of which is located at 10 Harewood Avenue, London NW1 6AA, United Kingdom, hereafter referred to as the “Account Bank”;
(9)CSC CAPITAL MARKETS (IRELAND) LIMITED, a private limited company incorporated under the laws of Ireland with registered number 603818 and whose registered address is at The Sidings, 4th Floor, Grand Canal Quay, Dublin 2, D02E7K8, Ireland, hereafter referred to as the “Corporate Services Provider”, the “Back-Up Cash Manager” and the “Registrar”;
(10)FIS CAPITAL MARKETS UK LIMITED, a private company with limited liability incorporated under the laws of England and Wales with registered number 00982833, whose registered office is at C/O FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF, hereafter referred to as the "Calculation Agent";
(11)TD SYNNEX UK ACQUISITION LIMITED, a private limited company incorporated in England and registered under number 4603099, whose registered office is located at Maplewood Crockford Lane, Chineham Park, Basingstoke, Hampshire, United Kingdom, RG24 8YB, hereafter referred to as the “Cash Manager”;
(12)CSC TRUSTEES LIMITED, a limited liability company incorporated under English law, registered under number 10830936, whose registered office is located at 5 Churchill Place, 10th Floor, London, England, E14 5HU, hereafter referred to as the “Security Trustee”.
(13)TD SYNNEX CORPORATION, a Delaware corporation with registered address at 1209 Orange Street, Wilmington, Delaware 19801, United States of America (with The Corporation Trust Company as registered agent in charge thereof) and business address at 44201 Nobel Drive, Fremont, California, 94538, United States of America, hereafter referred to as “Guarantor” and “Parent Company”, each as a “Party” and together the “Parties”.
WHEREAS:
(A)The Issuer has agreed to issue, and the Senior Notes Subscribers have agreed to purchase, the Senior Notes subject to and in accordance with the Senior Variable Funding Notes Facility Agreement.
(B)The Issuer has agreed to issue, and the Junior Notes Subscriber has agreed to purchase, the Junior Notes subject to and in accordance with the Junior Variable Funding Notes Facility Agreement.
(C)The Issuer has agreed to issue, and the PPN Holder has agreed to purchase, the PPN subject to and in accordance with the PPN Facility Agreement.
(D)The Sellers carry on the business of distributing information technology products and services in Belgium, France, Germany and Spain.
(E)The Sellers will offer to assign certain Receivables to the Master Purchaser in accordance with the terms of the Master Transfer and Servicing Agreement and the Master Purchaser must subsequently offer to sell and assign such Receivables to the Final Purchaser in accordance with the terms of the Final Transfer and Servicing Agreement.

(F)In order to fund the purchase of Receivables from the Sellers, the Issuer will use the proceeds of the Notes to enter into transactions on terms and subject to the conditions set out in each of the Master Transfer and Servicing Agreement and the Final Transfer and Servicing Agreement. The Notes will be secured by substantially all of the assets of the Issuer.
(G)The Parties have agreed to enter into the Transaction Documents, pursuant to which the definitions as set out in Schedule 2 (Definitions) to this Agreement, the Common Terms and other provisions set out in this Agreement shall apply to and be incorporated into all or some of the Transaction Documents.
IT IS HEREBY AGREED AS FOLLOWS:
1.DEFINITIONS AND INTERPRETATION
Capitalised terms and expressions used in this Agreement shall have the meanings ascribed to such terms and expressions in Clause 1 (Definitions) of Schedule 2 (Definitions), and shall be construed as set out in Clause 2 (Interpretation) of Schedule 2 (Definitions).
2.COMMON TERMS
2.1Application of Common Terms
The Common Terms shall apply to this Agreement.
2.2Conflict with Common Terms
If there is an inconsistency between the provisions of the Common Terms and the provisions of a Transaction Document, the provisions of the Transaction Document shall prevail, save for if there is a conflict between the provisions of the relevant Transaction Document and Clause 3 (Limitations to Recourse and Non-Petition in favour of the Issuer) of the Common Terms, in which case Clause 3 (Limitations to Recourse and Non-Petition in favour of the Issuer) of the Common Terms shall prevail.
3.CASH MANAGEMENT AGREEMENT
3.1Appointment of the Cash Manager
3.1.1Cash Manager Appointment
The Final Purchaser hereby appoints the Cash Manager to manage the operation of the Issuer Transaction Accounts, to give instructions to the Account Bank for the payment on each Ad Hoc Payment Date, Transfer Date and Weekly Payment Date of the payments required to be made by the Final Purchaser from the Issuer Account under the applicable Priority of Payments as detailed in the Monthly Calculation Agent Report or Weekly Calculation Agent Report, as applicable, provided by the Calculation Agent to the Programme Servicer and the Senior Notes Subscribers and to perform on its behalf certain functions as specifically provided for under this Clause 3.

3.1.2Acceptance of appointment
The Cash Manager accepts the appointment under Clause 3.1.1 (Cash Manager Appointment) above on the terms and subject to the conditions of this Clause 3 and shall perform all matters expressed to be performed by it in this Clause 3. No obligations or duties of the Cash Manager that are not expressly stated in this Clause 3 and the other Transaction Documents shall be implied. Nothing in this Clause 3 or any other Transaction Document shall constitute any relationship of agency or trust between the Cash Manager and the Notes Subscribers.
3.1.3Administrative nature of duties
The Cash Manager's duties are solely mechanical and administrative in nature.
3.1.4Reliance on information
The Cash Manager may assume that any information or statements provided to it by or on behalf of the Sellers, the Servicers, the Master Purchaser, the Final Purchaser or any other party to a Transaction Document, are complete, true and accurate and is entitled to rely without enquiry on any such information or statements.
3.2Reporting, Notifications and Records
3.2.1Cash Manager confirmation to the Programme Servicer and the Senior Notes Subscribers
By no later than 1 p.m. on each Information Date, the Cash Manager shall confirm to the Programme Servicer, the Calculation Agent and the Senior Notes Subscribers (i) all sums received into and the Issuer Transaction Accounts during the immediately preceding Assessment Period (including any payments that may have been bounced back by any party) and (ii) the breakdown of all amounts paid from the Issuer Transaction Accounts during the immediately preceding Assessment Period that were not listed or provided for in the Monthly Calculation Agent Report.
3.2.2Investigations
The Cash Manager shall promptly investigate in the event that any Party does not receive a payment that it is due to receive in accordance with the terms of the Transaction Documents.
3.2.3Maintenance of records
The Cash Manager shall maintain, implement and keep information, systems, procedures, records and qualified personnel which are adequate to enable it to carry out its duties pursuant to this Clause 3.
3.2.4Access to records
The Cash Manager shall at all times permit the Master Purchaser, the Final Purchaser and the Security Trustee (in each case by its duly authorised officers, employees or agents) access to verify, audit, inspect and copy all records described in Clause 3.2.3 (Maintenance of records), if any such access request is instigated as a result of:
(a)any failure or any knowledge of a threat to fail by any Seller to satisfy its servicing and custodian obligations referred to in Clause 14 and Clause 15 of the MTSA, respectively;
(b)in the opinion of the Security Trustee or any Senior Notes Subscriber, the delivery of misleading or incomplete information or document by any Audited Party or the Programme Servicer or there being any information that the Security Trustee or any Senior Notes Subscriber considers relevant or useful (acting reasonably) including, but not limited to, information that is related to the obligations of any TD SYNNEX Party under the Transaction Documents; or
(c)the delivery of any information or document by any Audited Party or the Programme Servicer that may (in the opinion of the Security Trustee or any Senior Notes Subscriber) become misleading or materially incomplete or which may adversely affect or impair any of the rights or interest of the Master Purchaser under or in the relevant Transferred Receivables; or
(d)the occurrence of an event or circumstance which if the Security Trustee or any Senior Notes Subscriber, has reasonable grounds to believe that any such event or circumstance will have a Material Adverse Effect on any Audited Party.
3.3Limitations of the Cash Manager's duties
(a)The Cash Manager shall not be authorised to make any payments that would create an overdraft of the Issuer Transaction Accounts.
(b)Each of the Final Purchaser, each Senior Notes Subscriber, the Calculation Agent, the Programme Servicer, the Master Purchaser, the Junior Notes Subscriber, the PPN Holder, the Corporate Services Provider and the Security Trustee agrees to provide (using reasonably endeavours in respect of the Senior Notes Subscribers only) the Cash Manager with all information that it may require in sufficient time to allow the Cash Manager to perform its duties and the Cash Manager is hereby authorised to rely and act upon such information received. The Cash Manager shall inform the Final Purchaser, each Senior Notes Subscriber, the Calculation Agent, the Programme Servicer, the Master Purchaser, the Junior Notes Subscriber, the PPN Holder, the Corporate Services Provider or the Security Trustee if at any time it does not have any such information from such party without undue delay.
(c)If, in performing its duties under this Clause 3, the Cash Manager is required to decide between alternative courses of action, the Cash Manager may request in writing, and rely (without further enquiry) upon, written instructions from the Master Purchaser, the Final Purchaser, the Programme Servicer or from the Senior Notes Subscribers as to the course of action desired by it. If the Cash Manager does not receive such instructions or sufficient instructions within three (3) Business Days after it has requested them, it may refrain from taking any action and it may do so without assuming any liability towards the Master Purchaser, the Final Purchaser or any other party. If the Cash Manager receives instructions within three (3) Business Days it shall act with no liability in accordance with instructions received. The Cash Manager shall inform the Master Purchaser and the Final Purchaser, the Programme Servicer and the Senior Notes Subscribers of any such inaction without undue delay.
(d)The Cash Manager shall not be under any obligation to perform any duty or obligations, or take any action, which is or becomes in its reasonable opinion contrary to any law of any state or jurisdiction or any directive or regulation of any agency of any such state or jurisdiction and may do anything which is, in its reasonable opinion, necessary to comply with any such law, directive or regulation and the Cash Manager shall provide all such services but only such services as contemplated in this Clause 3.

(e)Notwithstanding any other provision of this Clause 3, the Cash Manager shall be entitled to take any action or to refuse to take any action which the Cash Manager regards as necessary for the Cash Manager to comply with any applicable law or the rules of any relevant stock exchange or applicable clearing system.
(f)No recourse under any obligation, covenant or agreement of the Cash Manager contained in this Clause 3 shall be held against any individual of the Cash Manager. Any personal liability of an individual of the Cash Manager is explicitly excluded, provided that such exclusion shall not release any individual of the Cash Manager from any liability arising from wilful misconduct or gross negligence by such individual of the Cash Manager.
3.4Cash Manager's authority and rights
(a)The Cash Manager shall, subject to the terms and conditions of this Clause 3, have the full authority and right to do or cause to be done any and all acts which the Cash Manager reasonably considers necessary, convenient or incidental to the exercise duties and obligations under this Clause 3.
(b)The Cash Manager may assume, unless it has actual knowledge to the contrary, that:
(i)neither the Master Purchaser, the Final Purchaser nor any other person expressed to be a party to any Transaction Document is in breach of or in default of its obligations thereunder;
(ii)a person purporting to be an authorised signatory of the Master Purchaser, the Final Purchaser, the Programme Servicer, the Security Trustee, any Senior Notes Subscriber, the Calculation Agent, the Junior Notes Subscriber, the PPN Holder, the Corporate Services Provider or any other person is duly authorised to act in that capacity by or on behalf of the Master Purchaser, the Final Purchaser, the Programme Servicer, the Security Trustee, such Senior Notes Subscriber, the Junior Notes Subscriber, the PPN Holder, the Corporate Services Provider or such person;
(iii)any direction (including, without limitation, any direction contained in any Security Enforcement Notice) or certificate from the Master Purchaser, the Final Purchaser, the Programme Servicer, the Security Trustee, any Senior Notes Subscriber, the Calculation Agent or the Corporate Services Provider as to amounts due by it is correct;
(iv)any services have been performed as set forth in the relevant corresponding invoice submitted by any person to the Cash Manager in accordance with the Transaction Documents;
(v)all conditions to the making of any payment out of amounts standing to the credit of the Issuer Transaction Accounts which is specified in any of the Transaction Documents are satisfied; and
(vi)any communication or document received by it is valid, genuine and enforceable against the person by whom or on whose behalf it is purported to be given.
(c)The Cash Manager shall not:
(i)enter into any contracts on behalf of the Final Purchaser;
(ii)act as any form of branch, agency or representation of the Final Purchaser; or

(iii)direct, administer or manage any aspect of the Final Purchaser's business, in each case without prejudice to the specific activities expressly contemplated in this Clause 3.
3.5Application of funds in the Issuer Transaction Accounts
3.5.1Available Funds
The Cash Manager shall, on behalf of the Final Purchaser (or, following the service of a Security Enforcement Notice on the Purchaser (copying the Cash Manager) by the Security Trustee, on behalf of the Security Trustee):
(a)reconcile the sums constituting Available Funds that are paid into the Final Purchaser Account in accordance with the information provided to it in the Monthly Calculation Agent Report pursuant to Clause 6 (Mandate of the Programme Servicer) of the Master Transfer and Servicing Agreement;
(b)subject to the Cash Manager receiving the Monthly Calculation Agent Report for such Transaction Date from the Calculation Agent on the immediately preceding Calculation Date, apply on each Transaction Date during the Reloading Period all Available Funds standing to the credit of the Final Purchaser Account on such Transaction Date in accordance with the Reloading Period Monthly Priority of Payments by giving payment instructions to the Account Bank in accordance with the provisions of the Account Bank Agreement and in particular will deliver such instructions by 12 p.m. (noon) on such Transaction Date;
(c)subject to the Cash Manager receiving the Weekly Calculation Agent Report for such Weekly Payment Date from the Calculation Agent on the immediately preceding Weekly Request Date, apply on each Weekly Payment Date during the Reloading Period all Available Funds standing to the credit of the Final Purchaser Account on such Weekly Payment Date in accordance with the Reloading Period Weekly Priority of Payments by giving payment instructions to the Account Bank in accordance with the provisions of the Account Bank Agreement and in particular will deliver such instructions by 12 p.m. (noon) on such Weekly Payment Date.
(d)subject to the Cash Manager receiving the Monthly Calculation Agent Report for such Transaction Date from the Calculation Agent on the immediately preceding Calculation Date, apply on each Transaction Date during the Amortisation Period all Available Funds standing to the credit of the Final Purchaser Account on such Transaction Date during the Amortisation Period in accordance with the Amortisation Period Priority of Payments by giving payment instructions to the Account Bank in accordance with the provisions of the Account Bank Agreement and in particular will deliver such instructions by 12 p.m. (noon) on such Transaction Date;
(e)subject to the Cash Manager receiving the Monthly Calculation Agent Report for such Transaction Date from the Calculation Agent on the immediately preceding Calculation Date, apply on each Transaction Date all Non-STS Eligible Receivables Available Funds standing to the credit of the Final Purchaser Account in accordance with the Non-STS Eligible Receivables Priority of Payments by giving payment instructions to the Account Bank in accordance with the provisions of the Account Bank Agreement and in particular will deliver such instructions by 12 p.m. (noon) on such Transaction Date; and

(f)subject to the Cash Manager receiving the Weekly Calculation Agent Report for such Weekly Payment Date from the Calculation Agent on the immediately preceding Weekly Request Date, apply on each Weekly Payment Date all Non-STS Eligible Receivables Available Funds standing to the credit of the Final Purchaser Account on such Weekly Payment Date in accordance with the Reloading Period Non-STS Eligible Receivables Weekly Priority of Payments by giving payment instructions to the Account Bank in accordance with the provisions of the Account Bank Agreement and in particular will deliver such instructions by 12 p.m. (noon) on such Weekly Payment Date.
3.5.2Payments from the Issuer Transaction Accounts
(a)On each Ad Hoc Payment Date, Transaction Date and Weekly Payment Date, the Cash Manager shall make payment instructions for payments from the Final Purchaser Account as appropriate in accordance with the Weekly Calculation Agent Report or as provided by the Programme Servicer or the Senior Notes Subscribers and in particular will deliver payment instructions to the Account Bank in order to make each payment due and payable on an Ad Hoc Payment Date, Transaction Date or Weekly Payment Date pursuant to the applicable Priority of Payments in accordance with the provisions of the Account Bank Agreement. The Cash Manager shall not be liable for the accuracy and completeness of the information or data that has been provided to it and the Cash Manager will not be obliged to verify, re-compute, reconcile or recalculate any such information or data.
(b)On the Final Termination Date, the Cash Manager shall make payment instructions for payments from the Issuer Profit Account and in particular will deliver payment instructions to the Account Bank in order to make each payment due and payable on the Final Termination Date in accordance with the provisions of the Account Bank Agreement.
3.5.3Other payments from the Issuer Transaction Accounts
(a)Except where expressly provided otherwise in, and subject to, this Clause 3.5 (Application of Funds in the Issuer Transaction Accounts) and clause 8 (Application of Proceeds) of the Issuer Deed of Charge, no amount may be paid from the Final Purchaser Account except on an Ad Hoc Payment Date, Transfer Date or Weekly Payment Date.
(b)Except where expressly provided otherwise in, and subject to, this Clause 3.5 (Application of Funds in the Issuer Transaction Accounts), no amount may be paid from the Issuer Profit Account except on the Final Termination Date except that the Issuer may use the Issuer Profit Amount standing to the credit of the Issuer Profit Account at any time for the payment of taxes.
3.6Termination of Appointment
3.6.1Termination of the Cash Manager by the Security Trustee of the Senior Notes Subscribers
(a)The Security Trustee or any Senior Notes Subscriber may terminate the appointment of the Cash Manager by giving it notice thereof and activate the appointment of the Back-Up Cash Manager in accordance with Clause 4 (Back-Up Cash Management Agreement) upon (i) the occurrence of an Early Amortisation Event in accordance with

Clause 27.2 (Consequences of an Early Amortisation Event) of the Master Transfer and Services Agreement or (ii) the occurrence of a downgrade of the TD SYNNEX External Rating to the Level 3 Required Rating or below, provided that, in the event that the appointment of the Cash Manager is terminated in accordance with this Clause, the Cash Manager shall cooperate will the Back-Up Cash Manager and provide any information required by the Back-Up Cash Manager for it to carry out its duties.
(b)If not otherwise terminated in accordance with the other provisions of this Clause 3.6 (Termination of Appointment), the appointment of the Cash Manager shall terminate at the close of business on the Final Termination Date.
3.6.2Termination of the appointment by the Cash Manager
The Cash Manager may not terminate its appointment under this Clause 3 without the consent of the Senior Notes Subscribers.
3.6.3Termination of authority
On and after termination of the appointment of the Cash Manager, all authority and power of the Cash Manager under this Clause 3 shall be terminated and of no further effect and the Cash Manager shall no longer hold itself out in any way as the agent of the Final Purchaser.
3.6.4Delivery of property
Upon termination of the appointment of the Cash Manager, the Cash Manager shall promptly and in any event within 5 Business Days deliver or make available to (and in the meantime shall hold as trustee of) the Final Purchaser and the Back-Up Cash Manager or as any of them shall direct all contract records, books of account, papers, records, registers, computer tapes and discs (and duplicates thereof), statements, correspondence and documents in its possession or under its control relating to the affairs of the Final Purchaser including all original contracts in its possession, any monies then held by the Cash Manager on behalf of the Final Purchaser and any other assets of the Final Purchaser. The Cash Manager shall be entitled to retain copies of any records, correspondence, documents, data or Confidential Information to the extent required under any applicable law, regulation, audit requirements or compliance policies.
3.6.5Obligations to continue
With effect from the date of termination of this Clause 3, the rights and obligations of the Cash Manager under this Clause 3 shall cease but such termination shall be without prejudice to:
(a)any liabilities of the Cash Manager to the Final Purchaser incurred before the date of termination; and
(b)
(b)any liabilities of the Final Purchaser incurred to the Cash Manager before the date of termination,

provided that the Cash Manager shall have no right to withhold or set-off any amounts due to it under this Clause 3 against any amounts held by it on behalf of the Final Purchaser.

4.BACK-UP CASH MANAGEMENT AGREEMENT
4.1Appointment of the Back-Up Cash Manager
4.1.1Back-Up Cash Manager Appointment
The Final Purchaser hereby appoint the Back-Up Cash Manager to carry out the duties of the Cash Manager as set out in Clause 3 (Cash Management Agreement) in accordance with the terms and conditions of Clause 3 (Cash Management Agreement) and this Clause 4, provided that the appointment of the Back-Up Cash Manager shall only become active upon the Security Trustee or any Senior Notes Subscriber giving it notice thereof (A) upon the occurrence of an Early Amortisation Event in accordance with Clause 27.2 (Consequences of an Early Amortisation Event) of the Master Transfer and Services Agreement, or (B) the occurrence of a downgrade of the TD SYNNEX External Rating to at or below the Level 3 Required Rating.
4.1.2Acceptance of appointment
The Back-Up Cash Manager confirms that it has received a copy of all of the Transaction Documents and accepts the appointment under Clause 4.1.1 (Back-Up Cash Manager Appointment) above on the terms and subject to the conditions of this Clause 4. No obligations or duties of the Back-Up Cash Manager that are not expressly stated in this Clause 4 and the other Transaction Documents shall be implied. Nothing in this Agreement or any other Transaction Document shall constitute any relationship of agency or trust between the Back-Up Cash Manager and the Notes Subscribers.
4.1.3Administrative nature of duties
The Back-Up Cash Manager's duties are solely mechanical and administrative in nature.
4.1.4Reliance on information
The Back-Up Cash Manager may assume that any information or statements provided to it by or on behalf of the Sellers, the Servicers, the Master Purchaser, the Final Purchaser or any other party to a Transaction Document, are complete, true and accurate and is entitled to rely without enquiry on any such information or statements.
4.2Back-Up Cash Manager's indemnity
(a)The Final Purchaser shall indemnify the Back-Up Cash Manager against damages, costs and expenses arising out of or in connection with the performance of its obligations in full or in part under this Clause 4, provided that no indemnification shall be made to the extent such damages result from wilful misconduct or gross negligence by the Back-Up Cash Manager.
(b)The indemnities set out in this Clause 4.2 shall survive the termination of this Clause 4.
(c)No recourse under any obligation, covenant or agreement of the Back-Up Cash Manager contained in this Clause 4 shall be held against any individual of the Back-Up Cash Manager. Any personal liability of an individual of the Back-Up Cash Manager is explicitly excluded, provided that such exclusion shall not release any individual of the Back-Up Cash Manager from any liability arising from wilful misconduct or gross negligence by such individual of the Back-Up Cash Manager.

4.3Back-Up Cash Manager's Remuneration and Expenses
4.3.1Remuneration
(a)The Final Purchaser shall pay to the Back-Up Cash Manager for its services under this Clause 4 such fees and charges in respect of its services as shall be agreed in writing in an engagement letter entered into between the Issuer and the Back-Up Cash Manager from time to time, and notified to the Master Purchaser, the Final Purchaser and to the Senior Notes Subscribers (the "Back-Up Cash Manager Engagement Letter"). The Back-Up Cash Manager expressly agrees that the fees payable to it under the Back-Up Cash Manager Engagement Letter shall be due and payable to it by the Final Purchaser in accordance with the applicable Priority of Payments (and shall not be paid by the Programme Servicer).
(b)The fees and charges owing to the Back-Up Cash Manager shall be payable on the Transfer Date immediately following the Information Date immediately following the date on which the Back-Up Cash Manager sends an invoice to the Issuer in accordance with the applicable Priority of Payments.
4.3.2Source and priority of payment
The fees and indemnities contemplated in this Clause 4.3 (Back-Up Cash Manager's Remuneration and Expenses) shall only be payable subject to and in accordance with the applicable Priority of Payments.
4.4Termination of Appointment
4.4.1Termination of the Back-Up Cash Manager by the Final Purchaser or Security Trustee
(a)The Final Purchaser, the Senior Notes Subscribers or the Security Trustee may by not less than three (3) months' prior notice in writing terminate the appointment of the Back-Up Cash Manager under this Clause 4.
(b)If not otherwise terminated in accordance with the other provisions of this Clause 4.4 (Termination of Appointment), the appointment of the Back-Up Cash Manager shall terminate at the close of business on the Final Termination Date.
4.4.2Termination of the appointment by the Back-Up Cash Manager
(a)The Back-Up Cash Manager and the Final Purchaser agree that the Back-Up Cash Manager may by not less than three (3) months' prior notice in writing terminate the appointment under this Clause 4. The Back-Up Cash Manager's termination shall not become effective until a replacement back-up cash manager has been appointed. If no replacement cash manager has been appointed within fifteen (15) days of the expiry of such three (3) month prior notice period, the Back-Up Cash Manager shall be entitled to appoint a replacement back-up cash manager provided that (i) it consults with the Final Purchaser and the Senior Notes Subscribers and (ii) such replacement back-up cash manager agrees to contractual terms that are substantially equivalent to those which the Back-Up Cash Manager has agreed to under the Transaction Documents.

(b)If not otherwise terminated in accordance with the other provisions of this Clause 4.4 (Termination of Appointment), the appointment of the Back-Up Cash Manager shall terminate at the close of business on the Final Termination Date.
4.4.3Termination of authority
On and after termination of the appointment of the Back-Up Cash Manager, all authority and power of the Back-Up Cash Manager under this Clause 4 shall be terminated and of no further effect and the Back-Up Cash Manager shall no longer hold itself out in any way as the agent of the Final Purchaser.
4.4.4Delivery of property
Upon termination of the appointment of the Back-Up Cash Manager, the Back-Up Cash Manager shall immediately deliver or make available to (and in the meantime shall hold as trustee of) the Final Purchaser or as it shall direct all contract records, books of account, papers, records, registers, computer tapes and discs (and duplicates thereof), statements, correspondence and documents in its possession or under its control relating to the affairs of the Final Purchaser including all original contracts in its possession, any monies then held by the Back-Up Cash Manager on behalf of the Final Purchaser and any other assets of the Final Purchaser.
4.4.5Obligations to continue
With effect from the date of termination of this Clause 4, the rights and obligations of the Back-Up Cash Manager under this Clause 4 shall cease but such termination shall be without prejudice to:
(a)any liabilities of the Back-Up Cash Manager to the Final Purchaser incurred before the date of termination; and
(b)any liabilities of the Final Purchaser incurred to the Back-Up Cash Manager before the date of termination, provided that the Back-Up Cash Manager shall have no right to withhold or set-off any amounts due to it under this Clause 4 against any amounts held by it on behalf of the Final Purchaser.
4.4.6Fees due to Back-Up Cash Manager
On termination of the appointment of the Back-Up Cash Manager, it shall be entitled to receive all fees and other monies accrued up to the date of termination but shall not be entitled to any other or further compensation. Such monies so receivable by the Back-Up Cash Manager shall be paid by the Final Purchaser on the dates on which they would otherwise have been payable under this Clause 4 subject always to the provisions of this Clause 4 and the other Transaction Documents. For the avoidance of doubt, such termination shall not affect the rights of the Back-Up Cash Manager to receive payment of all amounts due to it from the Final Purchaser other than under this Clause 4.

4.5Warranties and Covenants of the Back-Up Cash Manager
4.5.1Warranties of the Back-Up Cash Manager
In entering into this Clause 4, the Back-Up Cash Manager hereby represents and warrants to the Final Purchaser and the Security Trustee as follows:
(a)Status: it is a company duly incorporated with limited liability and validly existing under the laws of Ireland;
(b)Powers and authorisations: the documents which contain or establish its constitution include provisions which give power, and all necessary corporate authority has been obtained and action taken, for it to own its assets, carry on its business and operations as they are now being conducted and to sign and deliver, and perform the transactions contemplated in, this Clause 4 and the Transaction Documents to which it is a party;
(c)No insolvency: to the best of its knowledge no order is made or resolution passed for, or step (including petition or convening a meeting) is taken with a view to, the rehabilitation, receivership, administration, examinership, custodianship, liquidation, winding-up or dissolution or a composition with its creditors; and
(d)No proceedings: to the best of its knowledge, no litigation, arbitration or administrative proceeding has been instituted, or is pending, or to the best of its knowledge threatened which might have a material adverse effect on it or its ability to perform its obligations under this Clause 4.
4.5.2Covenants of the Back-Up Cash Manager
The Back-Up Cash Manager covenants with the Final Purchaser and the Security Trustee that, without prejudice to any of its specific obligations under this Clause 4:
(a)it will devote or procure that there is devoted all due skill, care and diligence to the performance of its obligations and the exercise of its discretions hereunder; and
(b)it will obtain, make, take and keep in force all authorisations, approvals, consents, licences, exemptions, registrations, recordings, filings, or notarisations which may be required in connection with the performance of its functions, duties and obligations under this Clause 4.
4.5.3Continuation
The covenants of the Back-Up Cash Manager in Clause 4.5.2 (Covenants of the Back-Up Cash Manager) shall remain in force until this Clause 4 is terminated but without prejudice to any right or remedy of the Final Purchaser arising from the breach of any such covenant prior to the date of termination of this Clause 4.
4.5.4Non-exclusivity
(a)The Back-Up Cash Manager and its respective affiliates, directors, officers and employees may become owners of, or acquire any interest in any Notes, with the same rights as any other owner or holder, and may engage or be interested in any business transaction with the Final Purchaser without being liable to account to the Senior Notes

Subscribers for any resulting profit, and may act on, or as depositary, trustee or Back-Up Cash Manager for, any committee or body of holders of Notes or other obligations of the Final Purchaser as freely as if they were not a Party, or connected with a Party, to this Clause 4.
(b)Nothing in this Clause 4 will prevent the Back-Up Cash Manager from rendering services similar to those provided for in this Clause 4 to other persons or from carrying on business similar to or in competition with the business of the Master Purchaser and the Final Purchaser, the Programme Servicer, the Senior Notes Subscribers, the Guarantor, the Security Trustee or the Corporate Services Provider.
5.MASTER PURCHASER TERMINATION
In the event that, in accordance with Condition 7.5 (Mandatory redemption in whole or in part for Intraperiod Advance) of the Senior Notes, the Senior Notes are redeemed in full as a result of an Additional STS Junior Notes Intraperiod Advance pursuant to Clause 2.3.2(a)(ii) of the Junior Variable Funding Notes Facility Agreement or, following the occurrence of an Early Amortisation Event (other than a Master Purchaser Event of Default) or an Issuer Event of Default, the Master Purchaser (or the Lead Arranger on its behalf) may, by giving not less than thirty (30) days notice to the Programme Servicer, terminate its role as Master Purchaser in respect of the Securitisation Programme, such termination to become effective automatically upon the expiry of such thirty (30) day notice period unless otherwise agreed with the other Parties at which point, the Master Purchaser’s Purchase Commitment and the Master Purchaser Servicing Mandate shall be immediately terminated (to the extent not already terminated) and the Master Purchaser shall cease to have any obligations under the Transaction Documents.
6.TRANSACTION CALENDAR
(a)Prior to January 2027, the Transaction Calendar set out in Schedule 9 (Transaction Calendar) as at the date hereof will apply.
(b)For each calendar year starting from January 2027, the Calculation Agent will prepare a new Transaction Calendar which will be agreed with the Lead Arranger and the Programme Servicer on or prior to 30 November of the prior calendar year and, once agreed, the Calculation Agent will distribute the revised Transaction Calendar for the forthcoming calendar year to all Parties.
7.SECURITISATION REGULATION UNDERTAKINGS
(c)Pursuant to this Agreement and with reference to the facts and circumstances existing on the date hereof, each Seller, each Risk Retention Holder makes each of the representations and warranties set out in (Securitisation Regulation Undertakings) of Schedule 6 (Undertakings).
(d)The representations and warranties set out in this Clause 7 shall be deemed repeated by the each Seller and each Risk Retention Holder on the Closing Date, on each Information Date, on each Calculation Date, on each Weekly Request Date on which a Junior Note Intragroup Advance Notice is delivered to the Junior Notes Subscriber, on each Weekly Payment Date on which a Junior Note Intragroup Advance is made, on each Ad Hoc Payment Date and on each Transaction Date with reference to the facts and circumstances existing on such date.
(e)Each Seller, each Risk Retention Holder, the Programme Servicer and the Issuer makes the undertakings made by it set forth in Part 2 (Securitisation Regulation Undertakings) of Schedule 6 (Undertakings).
8.GOVERNING LAW
This Agreement and any non-contractual obligations arising out of or in connection with this Agreement are governed by, and shall be construed in accordance with, English law.
IN WITNESS WHEREOF this Master Definitions and Common Terms Agreement has been executed as a deed by the parties hereto and is intended to be and is hereby delivered on the date first before written.

SCHEDULE 1
LIST AND IDENTIFICATION OF THE SELLERS, SERVICERS AND RISK RETENTION HOLDERS
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SCHEDULE 2
DEFINITIONS
1.DEFINITIONS
“3MRA Contractual Dilution Ratio” means, on any Calculation Date, the average of the Contractual Dilution Ratio for such Calculation Date and the immediately preceding two (2) Calculation Dates.
“3MRA Default Ratio” means, on any Calculation Date, the average of the Default Ratio for such Calculation Date and the immediately preceding two (2) Calculation Dates.
“3MRA Delinquency Ratio” means, on any Calculation Date, the average of the Delinquency Ratio for such Calculation Date and the immediately preceding two (2) Calculation Dates.
“3MRA DSO” means, on any Calculation Date, the average of the DSO for such Calculation Date and the immediately preceding two (2) Calculation Dates.
“3MRA Non-Contractual Dilution Ratio” means, on any Calculation Date, the average of the Non-Contractual Dilution Ratio for such Calculation Date and the immediately preceding two (2) Calculation Dates.
“Accelerated Collection Payment Event” means the occurrence of a downgrade of the TD SYNNEX External Rating to below the Level 2 Required Rating in accordance with clause 23.2 of the Master Transfer and Servicing Agreement or below the Level 3 Required Rating in accordance with clause 23.3 of the Master Transfer and Servicing Agreement (as applicable).
“Accession Date” means, with respect to any Seller, the date on which such Seller has acceded as Seller to the Master Transfer and Servicing Agreement under the terms of the Securitisation Programme.
“Accession Deed” means, as the context may require:
(a)an accession deed to the Junior Variable Funding Notes Facility Agreement substantially in the form set out in Schedule 6 (Accession Deed) of the Junior Variable Funding Notes Facility Agreement; or
(b)an accession deed to the Senior Variable Funding Notes Facility Agreement substantially in the form set out in Schedule 5 (Accession Deed) of the Senior Variable Funding Notes Facility Agreement.
“Accession Letter” means a letter substantially in the form of schedule 12 of the Master Transfer and Servicing Agreement and otherwise satisfactory to the Master Purchaser to be delivered by any Subsidiary of the Parent Company that intends to accede to the Master Transfer and Servicing Agreement for the Securitisation Programme as Seller and Servicer, to the Master Purchaser pursuant to clause 32.1 of the Master Transfer and Servicing Agreement.
“Account Bank” means BNP Paribas, a company incorporated in France as a société anonyme, having its registered office at 16 Boulevard des Italiens, 75009 Paris, France and registered with the Companies Registry of Paris under number 662 042 449 RCS, which is registered in England & Wales as a foreign company under company number FC13447, and acting for the purposes of this Agreement through its London Branch which is registered in England & Wales under UK establishment number BR000170 and the registered office of which is located at 10 Harewood Avenue, London NW1 6AA, United Kingdom.
“Account Bank Agreement” means the account bank agreement dated on or about the Signing Date and entered into between, inter alia, the Account Bank and the Issuer.
“Account Bank Fee” means the amount in Euro payable by the Issuer to the Account Bank in respect of any fees payable to the Account Bank in accordance with the terms of the Account Bank Fee Letter.
“Account Bank Fee Letter” means the fee dated on or about the date hereof and entered into between the Account Bank and the Issuer.
“Account Bank Required Rating” means at least one of: A1 by Moody’s and A+ by S&P, provided that the lower of the two ratings shall be taken into account for the purposes of determining compliance with this definition.
“Ad Hoc Payment Date” means a day on which an Additional Senior Notes Intraperiod Advance is paid by Senior Notes Subscribers to the Issuer or, as applicable, an Additional STS Junior Note Intraperiod Advance is paid by the Junior Notes Subscriber to the Issuer provided that such date:
(a)falls two (2) Business Days after the corresponding Ad Hoc Request Date or, in respect of an Additional STS Junior Note Intraperiod Advance made in accordance with Clause 2.3.2(a)(ii) of the Junior Variable Funding Notes Facility Agreement, one (1) Business Day;
(b)the Ad Hoc Payment Date is not a Weekly Payment Date or a Transfer Date; and
(c)in respect of any Additional STS Junior Note Intraperiod Advance only, the Junior Notes Subscriber has not notified the Issuer of its intent to transfer the Junior Note in accordance with Clause 8.2 (Transfers by the Junior Notes Subscriber) of the Junior Variable Funding Notes Facility Agreement and Condition 2 (Transfers of Junior Variable Funding Notes) of the Junior Note (unless such a notification has been made and such a transfer has been completed).
“Ad Hoc Request Date” means:
(a)a Business Day on which the Issuer or the Programme Servicer on its behalf requests an Additional Senior Notes Intraperiod Advance from the Senior Notes Subscribers in accordance with Clause 2.3.2 (Additional Senior Notes Intraperiod Advances) of the Senior Variable Funding Notes Facility Agreement; or
(b)a Business Day on which the Issuer or the Programme Servicer on its behalf requests an Additional STS Junior Note Intraperiod Advance from the Junior Notes Subscriber in accordance with Clause 2.3.2 (Additional STS Junior Note Intraperiod Advances) of the Junior Variable Funding Notes Facility Agreement.
"Additional Financing Fee" means, in respect of a Transaction Date (the "Relevant Transaction Date"), the amount equal to A x (B x C) where:

Ais equal to the number of days from and including the immediately preceding Transaction Date to but excluding the Relevant Transaction Date (or, in the case of the first Transaction Date, the number of days from and including the Closing Date to but excluding the Relevant Transaction Date), divided by 360;
B[*****]
Cis equal to the Outstanding Amount of all Eligible Receivables on the immediately preceding Transaction Date (or, in the case of the first Transaction Date, the Closing Date).
“Additional Junior STS Financing Portion” means, on any Notes Adjustment Date, the higher of:
(a)the difference between the STS Junior Notes Subscriber Requested Note Amount and the Minimum STS Junior Note Required Amount; and
(b)zero,
as calculated on immediately previous Request Date by the Calculation Agent.
“Additional Senior Notes Intraperiod Advance” means, in respect of a Senior Note, an advance made by the Senior Notes Subscribers to the Issuer pursuant to Clause 2.3.2 (Additional Senior Notes Intraperiod Advances) of the Senior Variable Funding Notes Facility Agreement.
“Additional Senior Notes Intraperiod Advance Interest” means, in respect of each Additional Senior Notes Intraperiod Advance, in respect of the first Interest Period only, the amount equal to A x (B x C) where:
A     is equal to the number of days of such Interest Period divided by 360;
B    is equal to sum of the Senior Notes Drawn Margin and the applicable Reference Rate as of the Ad Hoc Request Date preceding the Ad Hoc Payment Date on which the applicable Additional Senior Notes Intraperiod Advance was made;
C     is equal to the amount of the Additional Senior Notes Intraperiod Advance of such Senior Note as of the Ad Hoc Payment Date on which the Additional Senior Notes Intraperiod Advance was made.
“Additional STS Junior Note Intraperiod Advance” means an advance made by the Junior Notes Subscriber to the Issuer pursuant to Clause 2.3.2 (Advance Junior Note Intraperiod Advances) of the Junior Variable Funding Notes Facility Agreement.
“Additional STS Junior Note Intraperiod Advance Interest” means, in respect of each Additional STS Junior Note Intraperiod Advance, in respect of the first Interest Period only, the amount equal to A x (B x C) where:

A     is equal to the number of days of such Interest Period divided by 360;
B     is equal to the Junior Notes Interest Rate;

C    is equal to the amount of the Additional STS Junior Note Intraperiod Advance as of the Ad Hoc Payment Date on which the Additional STS Junior Note Intraperiod Advance was made.
“Administrative Office” means:
(a)in respect of a Senior Notes Subscriber, the office or offices notified by such Senior Notes Subscriber to the Issuer and the Programme Servicer in writing on or before the date it becomes a Senior Notes Subscriber (or, following that date, by not less than five (5) Business Days' written notice) as the office or offices through which it will perform its obligations under the Senior Variable Funding Notes Facility Agreement; or
(b)in respect of any other Transaction Party, the office in the jurisdiction in which it is resident for tax purposes.
“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.
“Aggregate Senior Notes Principal Balance” means, on any day, the aggregate of the Senior Notes Principal Balance for each Senior Note.
“Agreed Currency” means Euro (EUR).
“Alternative Body of Accounting Standards” means standards that accounts of Entities are to comply with which are laid down by such body or bodies having authority to lay down standards of that kind in Australia, Canada, Hong Kong, Japan, New Zealand, Singapore, the Republic of Korea, the United States of America, the Republic of India and the People’s Republic of China.
“Amortisation Period” means the period starting on (and including) the Reloading Period Termination Date and ending on (and including) the Final Termination Date.
“Amortisation Period Priority of Payments” shall have the meaning given to such term in the Issuer Deed of Charge.
“Arrangement” means:
(a)any transaction, action, course of action, course of conduct, scheme, plan or proposal;
(b)any agreement, arrangement, understanding, promise or undertaking, whether express or implied and whether or not enforceable or intended to be enforceable by legal proceedings; and
(c)any series of or combination of the circumstances referred to in paragraphs (a) and (b), whether entered into or arranged by one or two or more Enterprises:
(i)whether acting in concert or not;
(ii)whether or not entered into or arranged wholly or partly outside Ireland; or
(iii)whether or not entered into or arranged as part of a larger arrangement or in conjunction with any other arrangement or arrangements,

but does not include arrangements made by the Government of Ireland with the government of any territory outside Ireland in relation to affording relief from double taxation and exchanging information in relation to tax as referred to in section 826 of the TCA.
“Arrangement Fee Letter” means the fee letter dated on or about the date hereof and entered into between the Lead Arranger and the Programme Servicer.
“Article 55 BRRD” means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.
“Assessment Date” means, in relation to a given calendar month, the last calendar day of such month, as set out in the Transaction Calendar, or any other day agreed in writing between the Calculation Agent, the Lead Arranger and the Programme Servicer.
“Assessment Period” means:
(a)during the Reloading Period, with respect to any Information Date, any Calculation Date, any Transaction Date or any Transfer Date, the period of time commencing on (and excluding) the second Assessment Date preceding such Transfer Date, such Calculation Date, such Transaction Date, or such Information Date (as applicable), and ending on (and including) the Assessment Date immediately preceding such Transfer Date, such Calculation Date, such Transaction Date, or such Information Date (as applicable); and
(b)during the Amortisation Period, in respect of each Business Day, the period of time commencing on (and excluding) the immediately previous Business Day.
“Assigned Agreement” has the meaning given to such term in the Issuer Deed of Charge.
“Associated Enterprises” means an Enterprise which, in respect of another Enterprise:
(a)is, directly or indirectly, in possession of or beneficially entitled to:
(i)where the other Enterprise is an Entity having share capital, not less than 25 per cent of the issued share capital of the other Enterprise; or
(ii)where the other Enterprise is an Entity not having share capital, an interest of not less than 25 per cent of the ownership rights in the other Enterprise;
(b)is, directly or indirectly, entitled to exercise not less than 25 per cent of the voting power in the other Enterprise, where that other Enterprise is an Entity;
(i)one Enterprise (in this paragraph referred to as the ‘first-mentioned Enterprise’), directly or indirectly, holds such rights as would:
(ii)where the other Enterprise is a company, if the whole of the profits of that other Enterprise were distributed, entitle the first-mentioned Enterprise, directly or indirectly, to receive 25 per cent or more of the profits so distributed; or
(iii)where the other Enterprise is an Entity other than a company, if the share of the profits of that Entity to which the Enterprise is entitled, directly or indirectly, is 25 per cent or more;

(c)has in respect of it a third Enterprise which, in accordance with paragraph (a) or (b), is an Associated Enterprise of it and that third Enterprise is also, in accordance with paragraph (a) or (b), an Associated Enterprise of the other Enterprise;
(d)where both Enterprises:
(i)are Entities; and
1.are part of the same Consolidated Group for Financial Accounting Purposes;
2.where both Enterprises:
(ii)are Entities; and
1.would, if consolidated financial statements were prepared under international accounting standards, be part of the same Consolidated Group for Financial Accounting Purposes; and
2.one Enterprise has significant influence in the management of the other Enterprise.
For this purpose, "significant influence in the management of" in relation to an Entity, means the ability to participate, on the board of directors or equivalent governing body of the Entity, in the financial and operating policy decisions of that Entity, including where that power does not extend to control or joint control of that Entity.
“Audited Party” has the meaning given to such term in the Master Transfer and Servicing Agreement.
“AUP Provider” means the party appointed from time to time by the Lead Arranger in consultation with the Senior Notes Subscribers and the Programme Servicer to carry out the annual audits to be carried out pursuant Clause 16 (Inspections, Investigations and Yearly Audit) of the Master Transfer and Servicing Agreement.
“AUP Provider Fee” means the amount in Euro payable by the Issuer to the AUP Provider in respect of any fees payable to the AUP Provider in accordance with the terms of the Transaction Documents.
“Authorisation” means an authorisation, permit, consent, approval, resolution, licence, exemption, filing, notarisation or registration.
“Authorised Signatory” means, in relation to any Party, any person who is duly authorised and in respect of whom a certificate has been provided signed by a director, alternate director or another duly authorised person of such Party setting out the name and signature of such person and confirming such person's authority to act.
“Available Funds” means:
(a)(A) on each Transaction Date during the Reloading Period as calculated on the Calculation Date immediately preceding such Transaction Date or (B) on each Business Day during the Amortisation Period as calculated on the Business Day immediately preceding such Business Day, the sums standing to the credit of the Issuer Account, comprising:
(i)the Collections received by the Issuer in relation to (or, in the case of Deemed Collections, by reference to) STS Eligible Receivables during the immediately preceding Assessment Period;
(ii)any repurchase amount for an STS Eligible Receivable received by the Issuer during the immediately preceding Assessment Period or (in the case of the repurchase of all the Transferred Receivables) on such Repurchase Date;
(iii)the proceeds of any advance to the Issuer under the Senior Notes including, but not limited to, any Senior Notes Required Increase Amount on such Transaction Date;
(iv)the proceeds of any advance to the Issuer under the STS Junior Notes including, but not limited to, any STS Junior Note Required Increase Amount after Losses calculated on the relevant Calculation Date;
(v)the STS Securitisation Services Fees paid by the Sellers (or by the Programme Servicer, on behalf of the Sellers) to the Master Purchaser and by the Master Purchaser to the Final Purchaser (as part of the Transaction Fee) on such Transaction Date;
(vi)the STS Financing Fee paid by the Sellers (or by the Programme Servicer, on behalf of the Sellers) to the Master Purchaser and by the Master Purchaser to the Final Purchaser (as part of the Transaction Fee) on such Transaction Date;
(vii)a portion of the Additional Financing Fee paid by the Sellers (or by the Programme Servicer on their behalf) to the Master Purchaser and by the Master Purchaser to the Final Purchaser (as part of the Transaction Fee) calculated as (A) the Additional Financing Fee paid on a Transaction Date multiplied by (B) the STS Eligible Receivables Balance at the preceding Calculation Date divided by the Eligible Receivables Balance on such Calculation Date;
(viii)during the Amortisation Period only, a portion of the PPN Principal Amount paid by PPN Holder to the Issuer calculated as (A) the PPN Principal Amount paid on the Closing Date multiplied by (B) the STS Eligible Receivables Balance on the Transaction Date falling on or immediately prior to the start of the Amortisation Period divided by the Eligible Receivables Balance on the Transaction Date falling on or immediately prior to the start of the Amortisation Period;
(ix)amounts paid by any TD SYNNEX Party to the Issuer Account in respect of indemnities provided by the TD SYNNEX Parties under the Transaction Documents or by the Guarantor under the Parent Guarantee; and
(x)any other amounts received by the Issuer under the terms of the Transaction Documents, but excluding the Non-STS Eligible Receivable Available Funds and during the Reloading Period only the PPN Principal Amount; and

(b)on each Weekly Payment Date during the Reloading Period, the sums standing to the credit of the Issuer Account as calculated on the Weekly Request Date immediately preceding such Weekly Payment Date, comprising:
(i)the STS Financing Fee paid by the Sellers to the Master Purchaser and the Master Purchaser to the Final Purchaser as of such Weekly Payment Date;
(ii)the proceeds of any advance to the Issuer under the Senior Notes including, but not limited to, any Senior Notes Required Increase Amount on such Weekly Payment Date; and
(iii)the proceeds of any advance to the Issuer under the STS Junior Notes including, but not limited to, any STS Junior Note Required Increase Amount on such Weekly Payment Date, but excluding the Non-STS Eligible Receivable Available Funds and the PPN Principal Amount.
“Back-Up Cash Management Agreement” means the back-up cash management agreement set out in Clause 4 (Back-Up Cash Management Agreement) of this Agreement.

“Back-Up Cash Manager” means CSC CAPITAL MARKETS (IRELAND) LIMITED, a private limited company incorporated under the laws of Ireland with registered number 603818 and whose registered address is at The Sidings, 4th Floor, Grand Canal Quay, Dublin 2, D02E7K8, Ireland.
“Back-Up Cash Manager Fee” means the amount in Euro payable by the Issuer to the Back-Up Cash Manager in respect of any fees payable to the Back-Up Cash Manager in accordance with the terms of the Transaction Documents.
“Back-Up Cash Manager Fee Letter” means the fee letter dated on or about the date hereof and entered into between the Back-Up Cash Manager and the Issuer.
“Back-Up Servicer” means the entity appointed by the Master Purchaser (or the Security Trustee on its behalf) as back-up servicer of the Transferred Receivables in accordance with the provisions of the Master Transfer and Servicing Agreement (and satisfying the requirements set out therein), which will perform, as from the Effective Substitution Date or, if no Back-Up Servicer has been appointed by the Effective Substitution Date, the date on which the appointment of the Back-Up Servicer becomes effective, the servicing and collection of the Transferred Receivables in place of the relevant Servicers following the termination by the Master Purchaser of their Servicing Mandate pursuant to the terms of the Master Transfer and Servicing Agreement.
“Back-Up Servicer Fee” means any fees and charges payable by the Master Purchaser to the Back-Up Servicer in respect of its services as agreed in the Back-Up Servicing Agreement.
“Back-Up Servicer Level 2 Trigger Event” has the meaning given to such term in the Master Transfer and Servicing Agreement.
“Back-Up Servicing Agreement” means any back-up servicing agreement to be entered into between, amongst others, the Back-Up Servicer, the Master Purchaser, the Programme Servicer, the Junior Notes Subscriber, the Senior Notes Subscribers, the Guarantor and the Parent Company or any other back-up servicing agreement entered into from time to time pursuant to clause 21 (Back-Up Servicer Appointment) of the Master Transfer and Servicing Agreement.
“Belgian Notice of Transfer” means, with respect to any Transferred Receivable originated by the Belgian Seller, any notice delivered by the relevant Servicer or, as the case may be by the relevant back-up servicer appointed according to the Master Transfer and Servicing Agreement, acting directly or through its authorised agent or service provider, to any Debtor of such Transferred Receivable and which directs the relevant Debtor to effect the payment of the relevant Collections directly to the Master Purchaser pursuant to any applicable law and regulation, a form of which being appended as schedule 7 of the Master Transfer and Servicing Agreement.
“Belgian Solvency Certificate” means, with respect to the Belgian Seller, the applicable certificate strictly in the form of appendix 1 to schedule 4 of the Master Transfer and Servicing Agreement to be issued by an Authorised Signatory of the Belgian Seller to the Master Purchaser, in accordance with the terms of the Master Transfer and Servicing Agreement.
“Break Costs” means the amount (if any) by which:
(a)the interest which a Senior Notes Subscriber should have received for the period from the date of redemption of all or any part of its advances in respect of its Senior Note to the last day of the current Interest Period in respect of that Senior Note, had the advances been redeemed (whether in whole or in part) on the last day of that Interest Period;
exceeds:
(b)the amount which that Senior Notes Subscriber would be able to obtain by placing an amount equal to the amount of the advance redeemed on deposit with a leading bank for a period starting on the Business Day following redemption and ending on the last day of the current Interest Period.
“Business Day(s)” means any day other than a Saturday or a Sunday on which banks are open for business in Brussels (Belgium), Paris (France), Berlin (Germany), Madrid (Spain), Dublin (Ireland), London (United Kingdom) and:
(a)(in relation to any date for payment or purchase of Euro) which is a TARGET Day;
(b)(in relation to the fixing of an interest rate) which is a TARGET Day; and
(c)(in relation to any date for payment of any amount under the Parent Guarantee) on which banks are open for business in Clearwater (USA).
“Calculated Floor Percentage” means the sum calculated on each Calculation Date by the Calculation Agent of:
(a)the Concentration Floor Percentage;
(b)the Non-Contractual Dilution Coverage Percentage; and
(c)the Interest and Expenses Reserve Percentage.

“Calculated Reserve Percentage” means the sum calculated on each Calculation Date by the Calculation Agent of:
(a)the Loss Reserve Percentage;
(b)the Non-Contractual Dilution Reserve Percentage; and
(c)the Interest and Expenses Reserve Percentage.
“Calculation Agent” means FIS Capital Markets UK Limited, a private company with limited liability incorporated under the laws of England and Wales with registered number 00982833, whose registered office is at C/O FIS Corporate Governance, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF.
“Calculation Agent Fee” means the amount in Euro payable by the Issuer to the Calculation Agent in respect of any fees payable to the Calculation Agent in accordance with the terms of the Transaction Documents.
“Calculation Agent Termination Event” has the meaning given to it in the Calculation Services Agreement.
“Calculation Date” means the date falling two (2) Business Days prior to a Transaction Date, as set out in the Transaction Calendar, or any other Business Day agreed in writing between the Calculation Agent, the Lead Arranger and the Programme Servicer.
“Calculation Services Agreement” means the calculation services agreement dated on or around the Signing Date and entered into between the Calculation Agent, the Issuer, the Programme Servicer and the Security Trustee.
“Cash Manager” means TD SYNNEX UK Acquisition Limited, a private limited company incorporated in England and registered under number 4603099, whose registered office is located at Maplewood Crockford Lane, Chineham Park, Basingstoke, Hampshire, United Kingdom, RG24 8YB.
“Cash Management Agreement” means the cash management agreement set out in Clause 3 (Cash Management Agreement) of this Agreement.

“Central Bank Rate” means the fixed rate for the main refinancing operations of the European Central Bank, or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank, each as published by the European Central Bank from time to time.
“Central Bank Rate Adjustment” means:
(a)prior to the Rate Switch Date, and the Central Bank Rate for a day, the 20 per cent. trimmed arithmetic mean (calculated by the Calculation Agent) of the Central Bank Rate Spreads for the five most immediately preceding TARGET Days (each a “Reference Day”) for which the Relevant EURIBOR is available and for which the Central Bank Rate is available, where:

“Central Bank Rate Spread” means, in relation to a Reference Day, the difference (expressed as a percentage rate per annum) calculated by the Calculation Agent between:
(i)the Relevant EURIBOR for that Reference Day; and
(ii)the Central Bank Rate for that Reference Day.
“Relevant EURIBOR” for a Reference Day means:
(i)EURIBOR as of 11:00 a.m. (Brussels time) on that Reference Day for a period equal in length to the Interest Period; or
(ii)if, as at the Reference Day, no EURIBOR for a period equal in length to that Interest Period was customarily published, the rate (rounded to the same number of decimal places as EURIBOR) which results from interpolating on a linear basis between:
(A)either:
(1)EURIBOR (as of 11:00 a.m. (Brussels time) on that Reference Day) for the longest period (for which EURIBOR is available and for which EURIBOR was customarily published as at the Reference Day) which is less than that Interest Period; or
(2)if, as at the Reference Day, no such EURIBOR was customarily published, the RFR for that Reference Day; and
(B)EURIBOR (as of 11:00 a.m. (Brussels time) on that Reference Day) for the shortest period (for which EURIBOR is available and for which EURIBOR was customarily published as at the Reference Day) which exceeds that Interest Period.
(b)means, after the Rate Switch Date and the Central Bank Rate for a day, the percentage rate per annum which is the aggregate of:
(i)any applicable Credit Adjustment Spread; and
(ii)the 20 per cent. trimmed arithmetic mean (calculated by the Calculation Agent) of the Central Bank Rate Spreads for the five (5) most immediately preceding Reference Days for which the Relevant Term €STR is available and for which the Central Bank Rate is available, where:
“Central Bank Rate Spread” means, in relation to a Reference Day, the difference (expressed as a percentage rate per annum) calculated by the Calculation Agent) between:
(A)the Relevant Term €STR for that Reference Day; and
(B)the Central Bank Rate for that Reference Day.

“Relevant Term €STR” for a Reference Day means:
(A)Term €STR as of that Reference Day for a period equal in length to the Interest Period; or
(B)if, as at the Reference Day, no Term €STR for a period equal in length to that Interest Period was customarily published, the rate (rounded to the same number of decimal places as Term €STR) which results from interpolating on a linear basis between:
(1)either:
I.Term €STR (as of that Reference Day) for the longest period (for which Term €STR is available and for which Term €STR was customarily published as at the Reference Day) which is less than that Interest Period; or
II.if, as at the Reference Day, no such Term €STR was customarily published, the RFR for that Reference Day; and

(2)Term €STR (as of that Reference Day) for the shortest period (for which Term €STR is available and for which Term €STR was customarily published as at the Reference Day) which exceeds that Interest Period.
“Charged Property” means the whole of the right, title, benefit and interest of the Issuer in the property, assets and rights of the Issuer described in the Issuer Deed of Charge and all other property, assets and rights of any kind of the Issuer wherever situated, present and future, including without limitation any uncalled share capital of the Issuer (excluding the Issuer Profit Account).
“Closing Date” means the First Transfer Date.
“Collection” means, on a given date and with respect to any Transferred Receivable, any payment made under, or in connection with, such Transferred Receivable, whether by the corresponding Debtor or any third party (including, if applicable, any French Seller Negotiable Instrument Bank), including (if applicable) any VAT and any other taxes amount paid thereof and any VAT amount refunded to the relevant Servicer by the relevant tax authorities and including any amount paid by any French Seller Negotiable Instrument or any credit insurer in relation to a Transferred Receivable.
“Collection Account” means, in respect of each Seller, the Euro denominated accounts opened in the books of the relevant Collection Account Bank in the name of such Seller as identified in Part 2 (Account Details) of Schedule 4 (Notice and Account Details) (or such other segregated bank account as may be established by or on behalf of a Seller from time to time and notified to the other Transaction Parties).
“Collection Account Bank” means, in respect of each Collection Account, the account holding bank with which such Collection Account of the relevant Seller is opened as identified in Part 2 (Account Details) of Schedule 4 (Notice and Account Details) or as otherwise notified to the other Transaction Parties.

“Collection Account Bank Required Rating” means at least one of: A1 by Moody’s and A+ by S&P, provided that the lower of the two ratings shall be taken into account for the purposes of determining compliance with this definition.
“Collection Account Security” means any collection account security agreement put in place in respect of the Collection Accounts in accordance with Clause 25.1(aa) (Covenants of each Seller) of the Master Transfer and Servicing Agreement.
“Collections File” means, in respect of each Seller, the electronic file named “Collections File” identifying all the Collections received by the Sellers in respect of the Receivables during the immediately preceding Assessment Period.
“Commercial Contract” means, in relation to any Receivable, as applicable, any contract, instrument, agreement or other document providing for the terms and conditions of the sales of goods or provisions of services from which any such Receivable arises, including without limitation and as appropriate, any relevant general or particular terms and conditions, Invoice or monthly statement or purchase order which has been accepted by the Seller and any French Seller Negotiable Instrument.
“Common Terms” means the common terms set out in Schedule 3 (Common Terms) to this Agreement.
“Concentration Floor Percentage” means ten per cent. (10%).
“Confidential Information” means all information relating to the TD SYNNEX Parties, the TD SYNNEX Group, their businesses, financial condition, customers, suppliers, products, systems, intellectual property, data, the Securitisation Programme or the Transaction Documents of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Transaction Documents from either:
(a)any member of the TD SYNNEX Group or any of its advisers; or
(b)another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the TD SYNNEX Group or any of its advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:
(i)is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 19 (Confidential Information) of the Common Terms; or
(ii)is identified in writing at the time of delivery as non-confidential by any member of the TD SYNNEX Group or any of its advisers; or
(iii)is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (i) or (ii) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the TD SYNNEX Group and which, in either case, as far as that

Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.
“Confidentiality Undertaking” means a confidentiality undertaking substantially in a recommended form of the LMA or in any other form agreed between the Programme Servicer and the disclosing Finance Party.
“Conformity Warranties” means the representations and warranties relating to Transferred Receivables made by each Seller pursuant to clause 11 of the Master Transfer and Servicing Agreement.
“Consolidated Group for Financial Accounting Purposes” means a group consisting of:
(a)an Ultimate Parent Entity; and
(b)all other Entities, other than Non-Consolidating Entities, which are included in the same consolidated financial statements.
“Contractual Dilution” means in respect to a Transferred Receivable:
(a)any direct rebate granted by the corresponding Seller in favour of the Debtor of such Transferred Receivable (including any set-off, volume rebates, discount, refund, withholding or other reduction set out in the Commercial Contract relating to such Transferred Receivable);
(b)any financial discount (such as skonto in Germany) for advance payment, that (i) may be set-off against such Transferred Receivable by the Debtor, it being understood that in the event a Seller is not able to identify credit memos, credit notes, rebates or discounts as "Contractual Dilutions", such credit memos, credit notes, rebates or discounts will be treated as Non-Contractual Dilutions and (ii) has been provisioned for by the relevant Seller.
"Contractual Dilution Provision" means the outstanding provision made for any reduction in the Outstanding Amount of any Transferred Receivable as a result of any Contractual Dilution within the STS Net Eligible Receivable Balance made by a Seller in their respective accounting systems, as calculated and reported on the Information Date.
"Contractual Dilution Provision Reserve" means the outstanding balance of Contractual Dilution Provisions relating to the Receivables within the STS Net Eligible Receivables Balance.
“Contractual Dilution Ratio” means the ratio calculated on each Calculation Date by the Calculation Agent and equal to:
(a)the aggregate amount of the Contractual Dilution Provision made during the Assessment Period relating to such Calculation Date; divided by
(b)the Nominal Amount of STS Eligible Receivables transferred during the relevant Assessment Period.
“Control” means, in respect of an entity:

(a)the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:
(i)cast, or control the casting of, more than one-half of the maximum number of votes that might be cast at a general meeting of such entity;
(ii)appoint or remove all, or the majority, of the directors or other equivalent officers of such entity; or
(iii)give directions with respect to the operating and financial policies of such entity with which the directors or other equivalent officers of such entity are obliged to comply; or
(b)the holding beneficially of more than 50% of the issued share capital of such entity (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital).
“Corporate Services Agreement” means the corporate services agreement entered into between the Corporate Services Provider and the Issuer and dated on or about the date hereof.
“Corporate Services Provider” means CSC Capital Markets (Ireland) Limited, a private limited company incorporated under the laws of Ireland with registered number 603818 and whose registered address is at The Sidings, 4th Floor, Grand Canal Quay, Dublin 2, D02E7K8, Ireland.
“Corporate Services Provider Annual Fee” means the amount in Euro equal referred to in the Corporate Services Provider and Registrar Fee Letter.
“Corporate Services Provider and Registrar Fee Letter” means the fee letter dated on or about the date hereof and entered into between the Corporate Services Provider, Registrar and the Issuer.
“Credit Adjustment Spread”, in relation to an Interest Period:
(a)the Applicable Bloomberg EURIBOR-€STR Spread for the length of that Interest Period for the CAS Reference Day,
(b)if there is no Applicable Bloomberg EURIBOR-€STR Spread set out for the length of that Interest Period, the rate (rounded to the same number of decimal places as the Bloomberg EURIBOR-€STR Spread) which results from interpolating on a linear basis between:
(i)the Applicable Bloomberg EURIBOR-€STR Spread for the longest length of Interest Period which is less than that Interest Period; and
(ii)the Applicable Bloomberg EURIBOR-€STR Spread for the shortest length of Interest Period which exceeds that Interest Period, each for the CAS Reference Day,
where:

“Applicable Bloomberg EURIBOR-€STR Spread” means, in relation to a length of Interest Period, the Bloomberg EURIBOR-€STR Spread for the tenor set out opposite that length of Interest Period below:

Length of Interest Period	Applicable Bloomberg EURIBOR-€STR Spread
Less than or equal to one week	One week tenor
Greater than one week but less than or equal to one Month	One month tenor
Greater than one Month but less than or equal to three Months	Three month tenor
Greater than three Months but less than or equal to six Months	Six month tenor
Greater than six Months but less than or equal to 12 Months	12 month tenor;
“Bloomberg EURIBOR-€STR Spread” means the five-year median of the historic difference between the values of:
(a)the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) published by the European Money Markets institute (or any other person which takes over the publication of that rate); and
(b)compounded €STR,
provided by Bloomberg Index Services Limited (or any person which takes over the provision of that rate);
“CAS Reference Day” means:
(a)the Calculation Date, Weekly Request Date or, as applicable, Ad Hoc Request Date; or
(b)if the relevant Applicable Bloomberg EURIBOR-€STR Spread for that day is not available, the most recent preceding day for which the relevant Applicable Bloomberg EURIBOR-€STR Spread is available; and
“€STR” means the euro short-term rate (€STR) administered by the European Central Bank (or any other person which takes over the administration of that rate) published by the European Central Bank (or any other person which takes over publication of that rate).
“Credit Impaired Debtor” means a Debtor which (to the best of the relevant Seller’s knowledge):
(a)has been declared insolvent or has had a court grant its creditors a final non-appealable right of enforcement or material damages granted by a court to the creditors of such

Debtor as a result of a missed payment within the last three (3) years or has undergone a debt-restructuring process with regard to his non-performing exposures within the last three (3) years, except if:
(i)a restructured underlying exposure has not presented new arrears since the date of the restructuring, which must have taken place at least one year prior to the date of transfer or assignment of the underlying exposures to the Final Purchaser; and
(ii)the information provided by the Sellers or Programme Servicer in accordance with points (a) and (e)(i) of the first subparagraph of Article 7(1) of the Securitisation Regulation explicitly sets out the proportion of restructured underlying exposures, the time and details of the restructuring as well as their performance since the date of the restructuring; or
(b)is on a public credit registry of persons with adverse credit history or, where there is no such public credit registry, another credit registry that is available to the relevant Seller; or
(c)is unlikely to pay any amount due under a Receivable to the Seller (or any subsidiary or affiliate of the Guarantor) in full, without recourse by such entity to actions such as enforcing security, calling for payment under a guarantee or claiming under any credit insurance policy.
“CRR” means Regulation (EU) No 575/2013 on prudential requirements for credit institutions and investment firms as amended from time to time.
“Customer List File” means, on any given Information Date in respect of each Seller, the electronic file named “TDSYNNEX_CL_[DATE].csv” (where DATE represents the Reporting Cut-off Date in the format YYYYMMDD) identifying the list of all Debtors in respect of which Receivables have already been purchased by the Master Purchaser from such Seller and which are still outstanding as of the preceding Assessment Date, it being specified that any Customer List File delivered by the Programme Servicer pursuant to the Master Transfer and Servicing Agreement shall be such that:
(a)it shall enable the identification of any Invoice specified in the relevant Detailed File to the underlying Debtor; but
(b)confidential information and personal data in respect of Debtors set out therein will be in encrypted form only, and that the decryption of such confidential information and personal data will only be possible (in accordance with the terms of the Corporate Services Agreement and the Data Trustee Agreement, as relevant) with the use of the relevant IT decryption key to be kept by the Corporate Services Provider, and the Data Trustee with respect to the Sellers, which Corporate Services Provider or Data Trustee will release such confidential information decrypted to the Back-Up Servicer or, as applicable, the Security Trustee upon the termination of the Servicing Mandates of the Sellers in accordance with Clause 27.2 (Consequences of an Early Amortisation Event) of the Master Transfer and Servicing Agreement.

“Customer Number File” means, on any given Information Date in respect of each Seller, the electronic file named “Full Customers List” containing all the debtor numbers of the Debtors identified in the relevant Customer List File.
“Data Trustee” means CSC Trustees GmbH and any of its authorised successors, transferees and assigns. For the avoidance of doubt, following any transfer of the role of data trustee under the Data Trustee Agreement by CSC Trustees GmbH, any reference to the Data Trustee under the Transaction Documents shall be construed as a reference to such transferee.
“Data Trustee Agreement” means the data trustee agreement dated on or about the Signing Date and entered into between the Sellers, the Master Purchaser, the Programme Servicer and the Data Trustee, as may be amended from time to time.
“Data Trustee Fee” means the amount in Euro payable by the Sellers, or the Programme Servicer on their behalf, to the Data Trustee in respect of any fees payable to the Data Trustee in accordance with the terms of the Transaction Documents.
"Days Sales Outstanding" or “DSO” means, on each Calculation Date, a number of days equal to the product of (a) thirty (30) and (b) the outstanding STS Eligible Receivables Balance divided by (c) the Outstanding Amount of the Receivables transferred into the STS Eligible Receivables Balance during the Assessment Period immediately preceding such Calculation Date.
“Debtor” means:
(a)with respect to any Receivable (other than a French Seller Negotiable Instrument Receivable), the invoiced customer under the Commercial Contract; and
(b)with respect to a French Seller Negotiable Instrument Receivable, the invoiced customer in respect of the corresponding French Seller Invoice Receivable or, as applicable, the French Seller Negotiable Instrument Bank, which has issued the French Seller Negotiable Instrument (the “French Seller Negotiable Instrument Debtors”).
“Debtor Group” means Eligible Debtors which are Subsidiaries or Affiliates of the same group of companies.
“Debtor Groups File” means, on any given Information Date in respect of each Seller, the electronic file named “Global Customers” containing the details of the Debtor Groups.
“Debtor Eligibility Criteria” means the eligibility criteria set forth in clause 10.3 (Eligible Debtors) of the Master Transfer and Servicing Agreement.
“Deemed Collection” means the amount to paid by the relevant Seller in connection with the reduction in the Nominal Amount of any Transferred Receivable in the circumstances set out in clause 12 of the Master Transfer and Servicing Agreement.
“Default Bucket Horizon” means three (3) plus the Weighted Average Payment Term Month months.
“Default Rate of Interest” means two (2) per cent. per annum or, in respect of any overdue amounts in respect of the Junior Notes, the PPN or the Senior Notes, two (2) per cent. per annum higher than the applicable interest rate (including, in applicable, any Senior Notes

Drawn Margin) that would have been payable in respect of the overdue amount in respect of each Monthly Period during the period of non-payment.
“Default Ratio” means, the ratio calculated on each Calculation Date by the Calculation Agent and equal to:
(a)the sum of (i) the Outstanding Amount of the STS Eligible Receivables which have become Defaulted Receivables during the Assessment Period immediately preceding such Calculation Date and (ii) (withholding double counting) the balance of the STS Eligible Receivables which have been written off during the Assessment Period immediately preceding such Calculation Date and did not previously constitute STS Defaulted Receivables at the preceding Calculation Date; divided by
(b)the Nominal Amount of the Receivables transferred into the STS Eligible Receivables Balance during the Assessment Period preceding the Calculation Date by the Default Bucket Horizon.
“Defaulted Receivable” means, on each Information Date, any Transferred Receivable or part thereof:
(a)in respect of which the relevant Servicer or the Issuer has not been paid by the relevant Debtor by the end of the Assessment Period during which such Receivable becomes more than 90 days overdue for payment from its due date;
(b)in respect of which, to the best of the relevant Seller’s knowledge, any Insolvency Proceedings or similar proceedings in the jurisdiction where the related Debtor is incorporated, established, and resident have occurred in relation to the related Debtor;
(c)in respect of which a declaration has been made by the relevant Seller, either in its capacity as Seller or Servicer, that such Receivable is irrecoverable for reasons other than the legal quality of such Receivable;
(d)in respect of which legal proceedings have been initiated by the relevant Servicer for its recovery;
(e)which is written-off or is accounted for as a doubtful receivable by the Seller in the nonconsolidated financial accounts issued by such Seller in accordance with the applicable GAAP; or
(f)which is considered to not be collectable and/or recoverable by the relevant Servicer in accordance with its Servicing Procedures (including its credit and collection procedures).
“Delinquency Ratio” means, the ratio calculated on each Calculation Date by the Calculation Agent and equal to:
(a)the sum of the Outstanding Amount of the STS Eligible Receivables which have become over sixty (60) days passed due (and not more than 90 days past due) during the Assessment Period immediately preceding such Calculation Date; divided by
(b)the Nominal Amount of the Receivables transferred into the STS Eligible Receivables Balance during the Assessment Period preceding the Calculation Date by the Default Bucket Horizon reduced by one (1) month.

“Delinquent Receivable” means a Receivable where the amount of the outstanding payment is more than 60 calendar days past its due date and which is not a Defaulted Receivable.
“Detailed Files” means, on a given Information Date, all of the following files to be delivered to the Calculation Agent by the Programme Servicer acting on its behalf and on behalf of the Sellers:
(a)Receivables Open Items File;
(b)Customer List File;
(c)Customer Number File;
(d)Collections File; and
(e)Debtor Groups File,
provided that the Detailed Files shall not include information on the French Seller Negotiable Instruments.
“Dilution” means any Non-Contractual Dilution or Contractual Dilution.
“Doubtful Debtor” means any Debtor:
(a)which is subject to any Insolvency Proceedings or similar proceedings in the jurisdiction where it is incorporated, established, and resident; or
(b)in respect of which the relevant Seller has decided to initiate and/or pursue any judicial recovery for the payment of sums due by it to the relevant Seller under any Transferred Receivable.
“Doubtful Debtor Group” means any Debtor Group where any Affiliate of such Debtor Group is subject to any Insolvency Proceedings or similar proceedings in the jurisdiction where it is incorporated, established, and resident except if:
(a)such proceedings are implemented merely for intra-group operational or reorganisation reasons in respect of immaterial Affiliates that are not related to the credit worthiness of such group; or
(b)if agreed by the Senior Notes Subscribers and the Programme Servicer that such Debtor Group should not be deemed a Doubtful Debtor Group.
“Early Amortisation Event” means any of the events referred to as such under Clause 26 (Stop Purchase Events and Early Amortisation Events related to any TD SYNNEX Party) of the Master Transfer and Servicing Agreement.
“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.
“Effective Substitution Date” means as the case may be:

(a)in relation to the Servicers pursuant to the Master Transfer and Servicing Agreement, the date on which the Substitution Notice shall be deemed to have been received by such Servicer and the relevant Servicing Mandate terminated, namely:
(i)if the Substitution Notice is received by the relevant Servicer on or prior to 12:00 (noon) on a Business Day, the Business Day on which the Servicer has received the relevant notice;
(ii)if the Substitution Notice is received by the relevant Servicer after 12:00 (noon) on a Business Day, the Business Day following the Business Day on which the Servicer has received the relevant notice; or
(b)in relation to the Master Purchaser pursuant to the Master Transfer and Servicing Agreement, the date on which the Substitution Notice shall be deemed to have been received by the Master Purchaser and the Master Purchaser Servicing Mandate terminated, namely:
(i)if the Substitution Notice is received by the Master Purchaser on or prior to 12:00 (noon) on a Business Day, the Business Day on which the Master Purchaser has received the relevant notice;
(ii)if the Substitution Notice is received by the Master Purchaser after 12:00 (noon) on a Business Day, the Business Day following the Business Day on which the Master Purchaser has received the relevant notice; or
“Eligibility Criteria” means the eligibility criteria set forth in clause 10.2 (Eligible Receivables) of the Master Transfer and Servicing Agreement.
“Eligible Debtor” means any Debtor complying with all of the Debtor Eligibility Criteria.
“Eligible Receivable” means any Receivable complying with all of the Eligibility Criteria on:
(a)in the case of any Future Receivables, the date on which such Receivable comes into existence, or
(b)in the case of any Existing Receivables, the date on which such Receivable is assigned by the relevant Seller to the Master Purchaser or, as applicable, by the Master Purchaser to the Final Purchaser.
“Eligible Receivables Balance” means, in respect of any Calculation Date or any Transaction Date, the aggregate Outstanding Amount of the Eligible Receivables transferred to the Master Purchaser (including, for the avoidance of doubt, the Receivables transferred on such Transaction Date) that are still outstanding and have not been repurchased by a Seller.

“Enterprise” means an Entity or an individual.

“Entity” means:

(a)a person (other than an individual) that has legal personality under the laws of the territory in which it is established;

(b)an undertaking (other than an individual) that has legal personality under the laws of the territory in which it is established;

(c)an agreement, trust or other arrangement that in each case has legal personality under the laws of the territory in which it is established; or

(d)an association of persons recognised under the laws of the territory in which it is established as having the capacity to perform legal acts, or any other legal arrangement of whatever nature or form, that is within the charge to any of the taxes covered by Part 35C of the TCA.
“EU Securitisation Rules” means the Securitisation Regulation together with any relevant regulatory and/or implementing technical standards adopted by the European Commission in relation thereto, and, in each case, any relevant guidelines, guidance and Q&A responses published in relation thereto by the European Banking Authority, the European Securities and Markets Authority (or, in either case, any predecessor or successor authority), the European Commission or any relevant competent national authority from time to time.
“EURIBOR” means the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period published by the European Money Markets Institute (or any other person which takes over the publication of that rate).
“Euro” or “EUR” or “€” means the currency of the participating Member States of the European Union in accordance with the definition given under Article 109-L-4 of the European Union Treaty and in Council Regulation (EC) No.974/98 of 3 May 1998 on the introduction of the Euro.
"Excluded Debtor" means any Debtor identified in the list of excluded debtors as set out in Schedule 15 (Excluded Debtor List) to the Master Transfer and Servicing Agreement or any subsidiary of a Debtor identified in the list of excluded debtors as set out in Schedule 15 (Excluded Debtor List) to the Master Transfer and Servicing Agreement incorporated in the same jurisdiction, as such list may be amended from time to time by the Programme Servicer and the Master Purchaser (acting on instructions of the Final Purchaser itself acting on the instructions of the Senior Notes Subscribers).
“Existing Receivable” means any Receivable which has come to existence and is originated by any Seller and owed by any Debtor which (a) on the First Transfer Date, is included in the Purchase List File, delivered to the Master Purchaser on or immediately preceding the First Transfer Date and (b) thereafter on any subsequent Transfer Date is included in the Purchase List File delivered to the Master Purchaser by each Seller or the Calculation Agent on its behalf on or immediately preceding such Transfer Date which was not transferred as a Future Receivable.
“Expected Non-Contractual Dilution Ratio” means, as at any Calculation Date, the average of the Non-Contractual Dilution Ratio for such Calculation Date and the eleven (11) Calculation Dates immediately preceding such Calculation Date.
"Facility Office" means, in respect of a Senior Notes Subscriber, the office or offices through which it will perform its obligations under the Transaction Documents.
“FATCA” means:

(a)sections 1471 to 1474 of the Code or any associated regulations;
(b)any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or
(c)any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.
“FATCA Deduction” means a deduction or withholding from a payment under a Transaction Document required by FATCA.
“FATCA Exempt Party” means a Party that is entitled to receive payments free from any FATCA Deduction.
“Fee Letter” means:
(a)the Security Trustee Fee Letter;
(b)the Account Bank Fee Letter;
(c)the Upfront Fee Letters;
(d)the Arrangement Fee Letter;
(e)the Back-Up Cash Manager Fee Letter; and
(f)the Corporate Services Provider and Registrar Fee Letter.
“Final Purchase Price” means with respect to any Eligible Receivable, the amount calculated in accordance with clause 4.7 (Purchase Price) of the Final Transfer and Servicing Agreement.
“Final Purchaser” means TD SYNNEX IRELAND RECEIVABLES I DESIGNATED ACTIVITY COMPANY, a designated activity company incorporated under the laws of Ireland, with registered number 793792 and whose registered office is located The Sidings, 4th Floor, Grand Canal Quay, Dublin 2, D02E7K8, Ireland.
“Final Purchaser Power of Attorney” means a power of attorney granted by the Final Purchaser substantially in the form of Schedule 4 (Final Purchaser Power of Attorney) of the Final Transfer and Servicing Agreement.
"Final Purchaser Retransfer Mode" means the legal procedure to transfer Receivables owned by the Final Purchaser to the Master Purchaser as set out in Schedule 3 (Final Purchaser Retransfer Mode) of the Final Transfer and Servicing Agreement.
“Final Termination Date” means the earlier of:
(a)the date which occurs twenty-four (24) months after the Reloading Period Termination Date; or

(b)the date on which any and all sums due by (A) the Programme Servicer or the Sellers to the Master Purchaser, (B) the Master Purchaser to the Issuer, and (C) the Issuer to (i) the Senior Notes Subscribers and (ii) (unless waived by the Junior Notes Subscriber) the Junior Notes Subscriber have been repaid in full pursuant to the relevant Transaction Documents.
“Final Transfer and Servicing Agreement” means the agreement entitled “Final Transfer and Servicing Agreement” dated on or about the date hereof, entered into between, inter alios, the Final Purchaser, the Master Purchaser, as amended and/or supplemented from time to time.
“Finance Parties” means each Senior Notes Subscriber, the Security Trustee, the Account Bank, the Lead Arranger, the Final Purchaser, the Master Purchaser, the Calculation Agent, the Back-Up Servicer, the Corporate Services Provider, the Cash Manager and the Back-Up Cash Manager.
“Financial Indebtedness” means any indebtedness for or in respect of:
(a)moneys borrowed (including any overdraft);
(b)any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;
(c)any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;
(d)the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with applicable GAAP, be treated as a finance or capital lease;
(e)receivables sold or discounted;
(f)any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;
(g)any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);
(h)any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and
(i)the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.
“Financing Fee” means:
(a)in respect of each Transaction Date, the Monthly Financing Fee payable on such date; and
(b)in respect of each Weekly Payment Date, the Weekly Financing Fee payable on such date.

“Financing Services” means the provision by the Master Purchaser, the Issuer, the Senior Notes Subscribers and the Junior Notes Subscriber of operating capital, credit, or liquidity to the Sellers.
“First Transfer Date” means 13 July 2026 or such other date as may be agreed by the Programme Servicer, the Master Purchaser, the Final Purchaser, the Senior Notes Subscribers, the Junior Notes Subscriber and the PPN Holder.
“French Notice of Transfer” means, with respect to any Transferred Receivable originated by a French Seller, any notice delivered by the Master Purchaser, acting directly or through its authorised agent or service provider, to any Debtor of such Transferred Receivable and which directs the relevant Debtor to effect the payment of the relevant Collections directly to the Master Purchaser pursuant to any applicable law and regulation, a form of which is appended as schedule 8 of the Master Transfer and Servicing Agreement.
“French Seller Negotiable Instrument” means:
(a)a Negotiable Instrument utilised by a Debtor to facilitate payment due by such Debtor to the French Seller in respect of the corresponding French Seller Invoice Receivable, payment under the French Seller Negotiable Instrument being made by a French Seller Negotiable Instrument Bank; or
(b)a Negotiable Instrument utilised by a Debtor to facilitate payment due by such Debtor to the French Seller in respect of more than one (1) French Seller Invoice Receivable, payment under the French Seller Negotiable Instrument being made by a French Seller Negotiable Instrument Bank (a “Multiple Receivable French Seller Negotiable Instrument”),
each such French Seller Negotiable Instrument as identified in the internal accounting systems of the French Seller in accordance with Clause 25.1(bb) of the Master Transfer and Servicing Agreement.
“French Seller Negotiable Instrument Bank” means a bank or financial institution that discharges payment to the French Seller on behalf of the relevant French Seller Negotiable Instrument Debtor under a French Seller Negotiable Instrument.
“French Seller Power of Attorney” means a power of attorney granted by the French Seller substantially in the form of Schedule 16 (French Seller Power of Attorney) of the Master Transfer and Servicing Agreement.
“French Solvency Certificate” means, with respect to the French Seller, the applicable certificate strictly in the form of appendix 2 to schedule 4 of the Master Transfer and Servicing Agreement to be issued by an Authorised Signatory of the French Seller to the Master Purchaser, in accordance with the terms of the Master Transfer and Servicing Agreement.
“Future Receivable” means, on any Assessment Date, any Receivable which (a) has not yet come into existence on such Assessment Date (and is thus not an Existing Receivable), to be originated by any Seller and owed by any Debtor which is included in the Purchase List File relating to any such Seller delivered to the Master Purchaser on or before the Transfer Date following such Assessment Date and (b) that will arise and will become existing during the applicable Future Receivable Reference Period.

“Future Receivables Reference Period” means, as at any given Assessment Date, with respect to any Future Receivable originated or to be originated by any Seller and to be assigned to the Master Purchaser on the Transfer Date following such Assessment Date, the period of time commencing on (and excluding) such Assessment Date and ending on (and including) the third (3rd) following Assessment Date.
“GAAP” means generally applicable accounting principles.
“German Notice of Transfer” means, with respect to any Transferred Receivable originated by a German Seller, any notice delivered by the Master Purchaser, acting directly or through its authorised agent or service provider, to any Debtor of such Transferred Receivable and which directs the relevant Debtor to effect the payment of the relevant Collections directly to the Master Purchaser pursuant to any applicable law and regulation, a form of which is appended as schedule 9 of the Master Transfer and Servicing Agreement.
“German Solvency Certificate” means, with respect to the German Seller, the applicable certificate strictly in the form of appendix 3 to schedule 4 of the Master Transfer and Servicing Agreement to be issued by an Authorised Signatory of the German Seller to the Master Purchaser, in accordance with the terms of the Master Transfer and Servicing Agreement.
“Guarantor” means TD SYNNEX CORPORATION, a Delaware corporation with registered address at 1209 Orange Street, Wilmington, Delaware 19801, United States of America (with The Corporation Trust Company as registered agent in charge thereof) and business address at 44201 Nobel Drive, Fremont, California, 94538, United States of America in its capacity as guarantor under the Parent Guarantee.
“Guarantor Solvency Certificate” means, with respect to the Guarantor, the applicable certificate strictly in the form of appendix 5 to schedule 4 of the Master Transfer and Servicing Agreement to be issued by an Authorised Signatory of the Guarantor to the Master Purchaser in accordance with the terms of the Master Transfer and Servicing Agreement.
“Historic EURIBOR” means, on any Calculation Date, Weekly Request Date or, as applicable, Ad Hoc Request Date, the most recent applicable EURIBOR for the relevant period and which is as of a day which is no more than five (5) TARGET Days before the Calculation Date, Weekly Request Date or, as applicable, Ad Hoc Request Date.
“Historic Term €STR” means, on any Calculation Date, Weekly Request Date or, as applicable, Ad Hoc Request Date, the most recent applicable Term €STR for the relevant period and which is as of a day which is no more than five (5) TARGET Days before the Calculation Date, Weekly Request Date or, as applicable, Ad Hoc Request Date.
“Holding Company” means, in relation to a person, any other person in respect of which it is a Subsidiary.
“Hybrid Transfer” means an Arrangement to transfer a financial instrument where the underlying return on that instrument is treated, for tax purposes, as derived by more than one of the parties to the Arrangement.
“Identification Number” means, in relation to any Debtor, the identification number attributed by any public authority to such Debtor, to be included in the Customer List File, provided that the applicable Identification Number frame agreed between the Master Purchaser and:

(a)the Spanish Seller is the EC VAT number;
(b)the French Seller is the EC VAT number or the SIREN Identification Number frame;
(c)the German Seller is the EC VAT number or any external identification number provided for by a credit insurance company;
(d)the Belgian Seller is the EC VAT number;
(e)the EC VAT number for Debtors (other than paragraphs (a) to (d) above) located in a country subject to the Regulation (EC) No 593/2008 of the European Parliament and of the Council of 17 June 2008 on the law applicable to contractual obligations (Rome I).
“Information Date” means the fourth (4th) Business Day following an Assessment Date, as set out in the Transaction Calendar, or any other Business Day agreed in writing between the Calculation Agent, the Lead Arranger and the Programme Servicer.
“Insolvency Proceedings” means, in respect of any person, the following events:
(a)such person (i) is unable or admits inability to pay its debts as they fall due, (ii) suspends, or threatens to suspend, making payments on any of its debts, or (iii) by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (other than the Master Purchaser) with a view to rescheduling any of its indebtedness (other than indebtedness incurred under the Transaction Documents);
(b)the value of the assets of such person is less than its liabilities (taking into account contingent and prospective liabilities);
(c)a moratorium is declared in respect of any indebtedness of such person;
(d)any corporate action, legal proceedings or other procedure or formal step is taken in relation to:
(i)the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of such person;
(ii)any other insolvency events have occurred or other insolvency proceedings are commenced against such person, namely (as appropriate):
(A)in respect of any entity which is resident in Belgium or which has its centre of main interests in Belgium (the “Belgian Entity”), the Belgian Entity (i) has resolved to enter into liquidation (liquidation/vereffening) or dissolution (dissolution/ontbinding), (ii) has filed an application for or initiated any insolvency proceedings within the meaning of article I.23, 1° of the Belgian Code of Economic Law, (iii) has been adjudicated bankrupt or annulled as legal entity, or (iv) is subject to any foreign insolvency proceedings as referred to in Chapter III of the EU Regulations on Insolvency Proceedings of 20 May 2015, and any corporate action has been taken or is pending or any other steps have been taken or legal proceedings have been commenced in relation to any of the above;

(B)in respect of any entity who is resident in England and Wales or who has its centre of main interests in England and Wales (as the term “centre of main interests” is defined in the Regulation (EU) 2015/848 of the European Parliament and of the Council of 20 May 2015 on insolvency proceedings (recast)) (the “English Entity”):
(1)the English Entity ceases or, through an authorised action of the board of directors of the English Entity, threatens to cease to carry on business or a substantial part of its business or any of the following occurs in respect of the English Entity: (i) it is for the purposes of section 123 or sections 222 to 224 of the Insolvency Act unable to pay its debts as they fall due; (ii) it suspends making payments on any of its debts or announces an intention to do so; or (iii) by reason of actual or anticipated financial difficulties, it commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness;
(2)an order is made or an effective resolution is passed for the winding-up, dissolution, administration (whether out of court or otherwise) or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of the English Entity except a winding-up or reorganisation for the purposes of or pursuant to an amalgamation or reconstruction;
(3)any steps being taken (whether out of court or otherwise) against the English Entity under any applicable liquidation, insolvency, compositions, reorganisation or other similar laws (including, but not limited to, application for an administration order or notice to appoint an administrator) and such proceedings are not being disputed in good faith by the English Entity with a reasonable prospect of success;
(4)an administration order being granted or an administrative receiver or other receiver, administrator, liquidator or other similar official being appointed (in each case, whether out of court or otherwise) in relation to the English Entity or in relation to the whole or any substantial part of the undertaking or assets of the English Entity;
(5)an encumbrancer taking possession of or otherwise enforcing any encumbrance over the whole or any part of the undertaking or assets of the English Entity; or
(6)the English Entity initiating or consenting to judicial proceedings relating to itself under applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally;
(C)in respect of any entity which is resident in France or which has its centre of main interests in France, “mandat ad hoc”, “procédure de conciliation”, “procédure de sauvegarde”, “procédure de sauvegarde accelérée”

“procédure de redressement judiciaire”, “procédure de liquidation judiciaire” as set out under “LIVRE VI” of the French Code de commerce;
(D)in respect of any entity who is resident in Germany or who has its centre of main interests in Germany:
(1)includes any resolution in respect of the entity to enter into liquidation or the winding -up of the entity or any petition by such entity for insolvency proceedings (Insolvenzverfahren) pursuant to the German Insolvency Code (Insolvenzordnung), in particular, the filing of a petition for opening an insolvency proceeding (Antrag auf Eröffnung eines Insolvenzverfahrens) (including, by way of “(vorläufige) Eigenverwaltung” or “Schutzschirmverfahren”) pursuant to the relevant provisions of the German Insolvency Code (Insolvenzordnung);
(2)the competent insolvency court (Insolvenzgericht) orders: (i) interim measures of protection in accordance with Section 21 Para. 1 Sentence 1 and Para. 2 of the German Insolvency Code (Insolvenzordnung) in particular appoints a preliminary insolvency administrator (vorläufiger Insolvenzverwalter) in accordance with Section 21 Para. 1 Nos. 1 and 2 and Section 22 of the German Insolvency Code; or (ii) the opening of main insolvency proceedings pursuant to Section 27 of the German Insolvency Code (Eröffnungsbeschluss); or (iii) the dismissal of the petition to open insolvency proceedings due to the insufficient estate pursuant to Section 26 of the German Insolvency Code (Abweisung des Antrages auf Eröffnung des Insolvenzverfahrens mangels Masse); or
(3)a petition for the opening of insolvency proceedings (Insolvenztrag) is filed by a third party and not withdrawn or rejected by the insolvency court (Insolvenzgericht) within fifteen (15) Business Days;
(iii)in respect of any entity who is resident in Ireland or who has its centre of main interests in Ireland (as the term “centre of main interests” is defined in the Regulation (EU) 2015/848 of the European Parliament and of the Council of 20 May 2015 on insolvency proceedings (recast)) (the “Irish Entity”):
(A)the Irish Entity ceases to carry on business or any of the following occurs in respect of the Irish Entity: (i) it is, or it is deemed to be, unable to pay its debts within the meaning of Sections 509 or 570 of the Companies Act 2014 or it is insolvent, (ii) it admits its inability to pay its debts, (iii) it suspends making payments on any of its debts or announces an intention to do so, (iv) by reason of actual or anticipated financial difficulties, it commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness, or (v) a moratorium is declared in respect of any of its indebtedness;
(B)an order is made or an effective resolution is passed for the winding-up, dissolution, examinership or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of the Irish Entity;

(C)any steps being taken (whether out of court or otherwise) against the Irish Entity under any applicable liquidation, insolvency, compositions, examinership, reorganisation or other similar laws (including, but not limited to, application for an examinership order) and such proceedings are not, in the opinion of the Security Trustee (acting on the instructions of one or more of the Senior Notes Subscribers) or one or more of the Senior Notes Subscribers, being disputed in good faith with a reasonable prospect of success;
(D)an examinership order being granted or an examiner or receiver, administrator, liquidator or other similar official being appointed (as applicable) (in each case, whether out of court or otherwise) in relation to the Irish Entity or in relation to the whole of the undertaking or assets of the Irish Entity;
(E)an encumbrancer taking possession of the whole of the undertaking or assets of the Irish Entity or a distress, execution, diligence or other process being levied or enforced upon or sued at against the whole of the undertaking or assets of the Irish Entity's and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days; or
(F)the Irish Entity initiating or consenting to judicial proceedings relating to itself under applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally;
(iv)in respect of any entity who is resident in Spain or who has its centre of main interests in Spain (as the term “centre of main interests” is defined in the Regulation (EU) 2015/848 of the European Parliament and of the Council of 20 May 2015 on insolvency proceedings (recast)) (the “Spanish Entity”):
(A)the Spanish Entity ceases to carry on business or any of the following occurs in respect of the Spanish Entity: (i) it is, or it is deemed for the purposes of any law to be, unable to pay its debts as and when they fall due; (ii) it admits its inability to pay its debts as they fall due; (iii) it suspends making payments on any of its debts or announces an intention to do so; (iv) by reason of actual or anticipated financial difficulties, it begins negotiations with its creditors with a view to the general readjustment or rescheduling any of its indebtedness, except, in the case of anticipated financial difficulties, if such person proves to the reasonable satisfaction of the Security Trustee (acting on the instruction of the Senior Notes Subscribers) or the Senior Notes Subscribers that even if such negotiations fail, it will be in a position to pay its debts as and when they fall due;
(B)any legal proceedings or other procedure or steps being taken (whether voluntary or by any third party, including any governmental or judicial entity) for the dissolution (disolución), merger (fusión) or division (escisión) of the Spanish Entity, or any other legal proceedings, procedure or steps being taken by any third party having the effect that the Spanish Entity ceases to exist; or

(C)(i) any corporate action, legal proceedings or other procedure or steps being taken by or against the Spanish Entity in relation to bankruptcy (concurso necesario o voluntario) or any similar legal proceedings under any applicable insolvency or other similar laws including Spanish Law 22/2003, of 9 July 2003, on insolvency, and any legal provisions which may substitute or replace it and, in case of any legal proceedings or other procedure or steps being taken against the Spanish Entity, such legal proceedings or other procedure or steps are not, in the opinion of the Security Trustee (acting on the instruction of the Senior Notes Subscribers), being disputed in good faith with a reasonable prospect of success or (ii) the Spanish Entity initiating or consenting to any such events; (iii)    a composition, compromise, assignment or arrangement with any creditor of such person;
(v)the appointment of an Insolvency Official, provisional liquidator, liquidator, receiver or manager, administrative receiver, administrator, compulsory or interim manager or other similar officer in respect of such person or any material part of its assets; or
(vi)the enforcement of any Security over any of its assets having an aggregate value equal to or in excess of two hundred and fifty million dollars (USD 250,000,000) (or its equivalent in another currency or currencies), or any analogous procedure or step is taken in any jurisdiction, provided that this paragraph (d) shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within fourteen (14) days of commencement; or
(e)any expropriation, attachment, sequestration, distress or execution or any analogous process in any jurisdiction affects any asset or assets of such person having an aggregate value of two hundred and fifty million dollars (USD 250,000,000) (or its equivalent in another currency or currencies).
“Interest and Expenses Reserve Percentage” means the sum calculated on each Calculation Date by the Calculation Agent of:
(a)the Yield Reserve Percentage; and
(b)the Third-Party Fee Reserve Percentage.
“Interest Period” means:
(a)in respect of the Senior Notes and the Junior Notes, during any Monthly Period:
(i)the period from and including the Transaction Date on which such Monthly Period starts to and excluding the immediately following Weekly Payment Date;
(ii)each period from and including a Weekly Payment Date to and excluding the immediately following Weekly Payment Date during such Monthly Period;

(iii)the period from and including the last Weekly Payment Date during such Monthly Period to and excluding the Transaction Date on which such Monthly Period ends; and
(iv)in respect of the first Interest Period for an Additional STS Junior Note Intraperiod Advance or an Additional Senior Notes Intraperiod Advance, the period from and including any Ad Hoc Payment Date to the earlier of (i) the immediately following Weekly Payment Date and (ii) the immediately following Transaction Date; and
(b)in respect of the PPN, a Monthly Period.
“International Financial Reporting Standards” means International Financial Reporting Standards as adopted by the European Union pursuant to Regulation (EC) No. 1606/2002 of the European Parliament and of the Council of 19 July 2002 on the application of international accounting standards.
“Intra-group Debt Facility Agreements” means the Intra-group JN Debt Facility Agreement and the Intra-group PPN Debt Facility Agreement.
“Intra-group JN Debt Facility Agreement” means the limited recourse intra-group junior note debt facility agreement dated on or about the date hereof and entered into between TD SYNNEX UK Acquisition Limited as borrower and the Sellers as lenders.
“Intra-group PPN Debt Facility Agreement” means the limited recourse intra-group profit participating note debt facility agreement dated on or about the date hereof and entered into between TD SYNNEX UK Acquisition Limited as borrower and the Sellers as lenders.
“Invoice” means the invoice issued by a Seller to a Debtor with respect to any Receivable.
“Issuer” means TD SYNNEX IRELAND RECEIVABLES I DESIGNATED ACTIVITY COMPANY, a designated activity company incorporated under the laws of Ireland, with registered number 793792 and whose registered office is located The Sidings, 4th Floor, Grand Canal Quay, Dublin 2, D02E7K8, Ireland acting in its capacity as issuer.
“Issuer Account” or “Final Purchaser Account” means the Euro denominated account opened in the books of the Account Bank in the name of the Final Purchaser as identified as such in paragraph (D) of Part 2 (Account Details) of Schedule 4 (Notice and Account Details).
“Issuer Deed of Charge” means the deed of charge dated on or about the Signing Date and entered into between, amongst others, the Issuer, the Security Trustee and the Senior Notes Subscribers].
“Issuer Event of Default” has the meaning given to such term in the Senior Variable Funding Notes Facility Agreement.
“Issuer Profit Account” means the Euro denominated account opened in the books of the Account Bank in the name of the Final Purchaser as identified as such in paragraph (E) of Part 2 (Account Details) of Schedule 4 (Notice and Account Details).
“Issuer Profit Amount” means €1,000 per annum, being the amount which the Issuer is entitled to retain as a corporate benefit for entering into the transactions contemplated by the Transaction Documents.

“Issuer Transaction Accounts” means the Issuer Account and the Issuer Profit Account.
“Junior Notes” means each of the STS Junior Note and the Non-STS Junior Note, each denominated in Euro and issued by the Issuer to the Junior Notes Subscriber pursuant to the Junior Variable Funding Note Facility Agreement.
“Junior Notes Interest” means, for each Interest Period:
(a)in respect of the Non-STS Junior Note, the Junior Notes Ordinary Interest; and
(b)in respect of the STS Junior Note, the aggregate of the Junior Notes Ordinary interest and, if applicable, any Additional STS Junior Note Intraperiod Advance Interest.
“Junior Notes Interest Rate” [*****]
“Junior Notes Ordinary Interest” means, in respect of each Junior Note for each Interest Period, the amount equal to A x (B x C) where:
A    is equal to the number of days of the immediately preceding Interest Period divided by 360;
B    is equal to the Junior Notes Interest Rate;
C    is equal to the Weighted Average Principal Balance of the STS Junior Notes or, as applicable, the Non-STS Junior Notes during that Interest Period.
“Junior Notes Subscriber” means TD SYNNEX UK ACQUISITION LIMITED, a private limited company incorporated in England, and registered under number 4603099, whose registered office is located at Maplewood Crockford Lane, Chineham Park, Basingstoke, Hampshire, United Kingdom, RG24 8YB.
“Junior Notes Subscriber/Programme Servicer Solvency Certificate” means, with respect to the Junior Notes Subscriber and Programme Servicer, the applicable certificate strictly in the form of Appendix 6 (Solvency Certificate for the Junior Notes Subscriber/Programme Servicer) of Schedule 4 (Form of Solvency Certificates) of the Marter Transfer and Common Terms Agreement to be issued by an Authorised Signatory of the Junior Notes Subscriber and Programme Servicer to the Master Purchaser in accordance with the terms of the Master Transfer and Servicing Agreement.
“Junior Variable Funding Notes” or “Junior Notes” means the Non-STS Junior Note and the STS Junior Note and “Junior Variable Funding Note” or “Junior Note” means any of them.
“Junior Variable Funding Note Conditions” means:
(a)In the case of the STS Junior Note, the conditions of the STS Junior Note as set out in schedule 4 (Terms and Conditions of the STS Junior Note) to the Junior Variable Funding Note Facility Agreement; or
(b)in the case of the Non-STS Junior Note, the conditions of the Non-STS Junior Note as set out in schedule 5 (Terms and Conditions of the Non-STS Junior Note) to the Junior Variable Funding Notes Facility Agreement.

“Junior Variable Funding Notes Facility” means the facility made available by the Junior Notes Subscriber pursuant to the Junior Variable Funding Notes Facility Agreement.
“Junior Variable Funding Notes Facility Agreement” means the junior variable funding notes facility agreement dated the Signing Date and entered into between, amongst others, the Issuer, the Security Trustee and the Junior Notes Subscriber.
“Junior Variable Funding Notes Funding Notice” has the meaning given to such term in the Junior Variable Funding Notes Facility Agreement.
“Junior Variable Funding Notes Increase Notice” has the meaning given to such term in the Junior Variable Funding Notes Facility Agreement.
“Late Interest Excess Amount” means the amount of late interest paid in respect of any Transferred Receivable by the relevant Debtor which exceeds the Nominal Amount of such Transferred Receivable.
“Lead Arranger” means BNP PARIBAS, a société anonyme incorporated under French law, duly authorised as a credit institution (établissement de crédit), registered with the Trade and Companies Registry of Paris (Registre du Commerce et des Sociétés de Paris) under number 662 042 449, whose registered office is located at 16 boulevard des Italiens, 75009 Paris, France.
"Legal Reservations" means:
(a)the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;
(b)the time barring of claims under applicable limitation period legislation, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of stamp duty may be void and defences of set-off or counterclaim;
(c)similar principles, rights, defences and remedies under the laws of any Relevant Jurisdiction; and
(d)any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinions supplied to the Senior Notes Subscribers as a condition precedent under this Agreement on or before the First Transfer Date.
“Level 2 Required Rating” means at least two of the following ratings: Ba1 by Moody’s, BB+ by Fitch or BB+ by S&P.
“Level 3 Required Rating” means at least two of the following ratings: Ba2 by Moody’s, BB by Fitch or BB by S&P.
“Level Top Current Rating” means at least two of the following ratings: Baa3 by Moody’s, BBB- by Fitch or BBB- by S&P.
“Listed Territory” means a “listed territory” within the meaning of Section 817U of the TCA.
“Loss Horizon” means the Default Bucket Horizon plus one (1) month.

“Loss Horizon Ratio” means the ratio calculated on each Calculation Date by the Calculation Agent and equal to:

(a)the Nominal Amount of the Receivables transferred into the STS Eligible Receivables Balance during the Assessment Periods falling in the Loss Horizon preceding that Calculation Date; divided by
(b)the STS Eligible Receivables Balance.
“Loss Ratio” means the ratio calculated on each Calculation Date by the Calculation Agent and equal to the highest 3MRA Default Ratio during the twelve (12) month period ending on such Calculation Date.
“Loss Reserve Percentage” means the percentage calculated on each Calculation Date by the Calculation Agent and equal to the result of the following formula:
[*****]
Where:
A     is the Loss Ratio
B     is the Loss Horizon Ratio
“Losses” means, in relation to a Transferred Receivable, any loss under such Transferred Receivable resulting from the non-payment by a Debtor of any Collections to the relevant Seller.
“Mandatory Cash Contribution” means a cash payment to be made by any TD SYNNEX Party to the Final Purchaser if required pursuant to paragraph (c)(ii) of Clause 2.3.3 (Mandatory STS Junior Note Advance or Mandatory Cash Contribution) of the Junior Variable Funding Notes Facility Agreement in an amount equal to the amount of any Senior Notes Intraperiod Advance or any Additional Senior Notes Intraperiod Advance (as applicable) incorrectly funded leading to a Senior Notes Advance Breach.
“Mandatory STS Junior Note Advance” means an advance in respect of the STS Junior Note under the Junior Variable Funding Notes Facility Agreement to be made by the Junior Notes Subscriber to the Final Purchaser if required pursuant to paragraph (c)(i) of Clause 2.3.3 (Mandatory STS Junior Note Advance or Mandatory Cash Contribution) of the Junior Variable Funding Notes Facility Agreement in an amount equal to the amount of any Senior Notes Intraperiod Advance or any Additional Senior Notes Intraperiod Advance (as applicable) incorrectly funded leading to a Senior Notes Advance Breach.
“Master Definitions and Common Terms Agreement” means the present Agreement, as amended and/or supplemented from time to time.
“Master Purchaser” means BNP PARIBAS S.A., Dublin Branch, the Irish branch of BNP Paribas, whose office is at Termini, 3 Arkle Road, Sandyford Business Park, Dublin 18, D18 C9c5, Ireland and which is registered on the external register of the Irish Companies Registration Office with number 903258.

“Master Purchaser Account” means the Euro denominated account opened in the name of the Master Purchaser as identified in Part 2 (Account Details) of Schedule 4 (Notice and Account Details).
"Master Purchaser Event of Default" means any of the events referred to as such under Clause 22.1 of the Final Transfer and Servicing Agreement.
“Master Purchaser Fee” means, for each Monthly Period, the amount in Euro payable by the Issuer to the Master Purchaser set out in item (d) of Part 1 (Securitisation Services Fees and Expenses) of Schedule 8 (Calculation of the Securitisation Services Fees and Expenses, and Financing Fee) of this Agreement.
“Master Purchaser Payment Amount” means the amount due by the Master Purchaser to the Programme Servicer in accordance with clause 30.4.1 of the Master Transfer and Servicing Agreement as such amount will be determined on each Calculation Date by the Master Purchaser in compliance with Clauses 9.6 (Transfer of Title to the Receivables) and 31 (Right of Set-off) of the Master Transfer and Servicing Agreement.
“Master Purchaser Power of Attorney” means a power of attorney granted by the Master Purchaser substantially in the form of Schedule 15 (Master Purchaser Power of Attorney) of the Master Transfer and Servicing Agreement.
“Master Purchaser Retransfer Mode” means the legal procedure to transfer Receivables owned by the Master Purchaser to:
(a)the Belgian Seller as set out in appendix 1 to schedule 11 of the Master Transfer and Servicing Agreement; or
(b)the French Seller as set out in appendix 2 to schedule 11 of the Master Transfer and Servicing Agreement; or
(c)the German Seller as set out in appendix 3 to schedule 11 of the Master Transfer and Servicing Agreement; or
(d)the Spanish Seller as set out in appendix 4 to schedule 11 of the Master Transfer and Servicing Agreement.
"Master Purchaser Servicing Mandate" means the servicing mandate as described in Clause 11.1 of the Final Transfer and Servicing Agreement.
“Master Purchaser's Transfer Mode” means, with respect to any Receivable to be transferred by the Master Purchaser to the Final Purchaser in accordance with the Final Transfer and Servicing Agreement, the legal procedure governed by English law in order to transfer such Receivable as set out in Schedule 1 of the Final Transfer and Servicing Agreement.
“Master Servicer” means BNP PARIBAS S.A., DUBLIN BRANCH, the Irish branch of BNP Paribas, whose office is at Termini, 3 Arkle Road, Sandyford Business Park, Dublin 18, D18 C9c5, Ireland and which is registered on the external register of the Irish Companies Registration Office with number 903258 acting in its capacity as master servicer.
“Master Servicer Servicing Fee” means, for each Monthly Period, the amount in Euro payable by the Final Purchaser to the Master Purchaser pursuant to the terms of the Final Transfer and

Servicing Agreement and calculated in accordance with item (b), as ascribed in Part 1 (Securitisation Services Fees and Expenses) of Schedule 8 (Calculation of the Securitisation Services Fees and Expenses, and Financing Fee) of this Agreement.
“Master Transfer and Servicing Agreement” means the agreement entitled “Master Transfer and Servicing Agreement” dated the Signing Date and entered into between, inter alios, the Programme Servicer, the Security Trustee, the Master Purchaser, the Junior Notes Subscriber, the Guarantor and the Sellers and Servicers, as amended and/or supplemented from time to time.
“Material Adverse Effect” means an event or circumstance which has or could reasonably be expected to:
(a)have a material adverse effect on the collectability of all or a material portion of the Transferred Receivables or the interests of the Master Purchaser or Final Purchaser in all or a material portion of the Transferred Receivables;
(b)have a material adverse effect on the ability of any Seller (acting in whatever capacity) or the Programme Servicer or the Junior Notes Subscriber or the Guarantor (acting in whatever capacity) to perform their payment obligations or other material obligations under the Transaction Documents to which they are a party; or
(c)result in any of the Transaction Documents becoming illegal, invalid or unenforceable.
“Maturity Date” means with respect to any Receivable, the date on which such Receivable is due and payable.
“Maximum Senior Notes Amount” means, as calculated on each Calculation Date by the Calculation Agent, the lower of:
(a)
(i)the sum of:
(A)the STS Net Eligible Receivables Balance; less
(B)the Contractual Dilution Provision Reserve; less
(C)the Unperformed Receivable Reserve; less
(D)the Set-Off Reserve;
(ii)multiplied by one (1) minus the higher of:
(A)the Calculated Reserve Percentage; and
(B)the Calculated Floor Percentage;
(b)the STS Net Eligible Receivables Balance multiplied by one (1) minus the Static Floor Percentage; and
(c)the Senior Notes Facility Limit.

“Minimum STS Junior Note Required Amount” means the sum of:
(a)the STS Net Eligible Receivables Balance minus the Maximum Senior Notes Amount; and
(b)the Outstanding Amount of the STS Defaulted Receivables.
“Mismatch Outcome” means a mismatch outcome within the meaning of Part 35C of the TCA.
“Monthly Calculation Agent Report” means the report, substantially in the form of Schedule 5 (Form of Reports) of the Calculation Services Agreement, transmitted by the Calculation Agent, on each Calculation Date, to the Programme Servicer, the Security Trustee, the Cash Manager, the Senior Notes Subscribers, the Master Purchaser and the Issuer in accordance with the Calculation Services Agreement.
“Monthly Financing Fee” means, for each Interest Period ending on a Transaction Date, an amount equal to the aggregate of the Non-STS Financing Fee, the STS Financing Fee and the Additional Financing Fee payable on such Transaction Date.
“Monthly Period” means the period starting from and including a Transaction Date to but excluding the immediately following Transaction Date.
“Monthly Request Date” means each Calculation Date.
“Monthly Senior Notes Maximum Amount” means, on any Calculation Date, the Maximum Senior Notes Amount.
“Moody's” means Moody's Investor Services Inc. and any successor thereto.
“Negotiable Instrument” means, in respect of any Commercial Contract, any negotiable instrument created in respect of a Receivable, including any promissory note, bill of exchange, billet à ordre, lettre de change and any other negotiable instrument (whether paper instruments or electronic instruments) issued in accordance with, and governed by, the relevant laws and regulations.
“New Payment Term Event” means the occurrence of one of the following: (a) any amendment is made to Spanish Law 3/2004 or any other Spanish law is amended or enacted, with the effect of providing any sanction that would be enforceable against the Spanish Seller, the Master Purchaser or the Final Purchaser in the event of breach by the Spanish Seller of any Spanish legal provisions governing late payment in commercial transactions or (b) any Spanish or EU court, regulator or/and other authority starts sanctioning creditors or debtors that do not comply with Spanish Law 3/2004 or equivalent legislation.
“Nominal Amount” means, in relation to any Receivable, the amount (VAT included) of such Receivable as set out in the Invoice issued in connection with this Receivable, net of any set-off, rebates, discounts, refunds, withholdings or other reduction (including, for the avoidance of doubt, as a result of the performance of any service relating to transfer pricing by the Debtor for the account of a Seller) set out in the Invoice relating to such Receivable.
“Non-Consolidating Entity” means an Entity which is valued, or would be so valued if consolidated financial statements were prepared under international accounting standards, in consolidated financial statements:

(a)using fair value accounting (within the meaning of international accounting standards); or
(b)on the basis that it is an asset held for sale or held for distribution (within the meaning of international accounting standards).
“Non-Contractual Dilution” means, with respect to any Transferred Receivable, any debt owed by the corresponding Seller to the Debtor of such Transferred Receivable, which does not correspond to a set-off, rebate, refund, withholding or another reduction set out in the Commercial Contract(s) relating to such Transferred Receivable, and which results from:
(a)any credit memo or credit note issued by the corresponding Seller in relation to any defect, reject or return of goods sold by the corresponding Seller to the Debtor of such Transferred Receivable;
(b)any credit memo or credit note issued by the corresponding Seller in relation to any price adjustment of such Eligible Receivable following a price change (including regulatory and commercial adjustments at TD SYNNEX’s discretion);
(c)any credit memo or credit note issued by the corresponding Seller in relation to an error on such Transferred Receivable; or
(d)any other credit memos, credit notes, rebates, discounts or any transactions that will come at a reduction of the Nominal Amount of such Transferred Receivable and that either could not have been anticipated by the corresponding Seller or that could not be identified as a Contractual Dilution and provisioned for accordingly by the relevant Seller.
“Non-Contractual Dilution Coverage Percentage” means the product calculated on each Calculation Date by the Calculation Agent of:
(a)the Non-Contractual Dilution Ratio; and
(b)the Non-Contractual Dilution Horizon Ratio.
“Non-Contractual Dilution Horizon Ratio” means the ratio calculated on each Calculation Date by the Calculation Agent and equal to:
(a)the aggregate of:
(i)the Nominal Amounts of the Receivables transferred into the STS Eligible Receivables Balance during the Assessment Period immediately preceding such Calculation Date; and
(ii)zero point five (0.5) times the Nominal Amounts of the Receivables transferred into the STS Eligible Receivables Balance during the Assessment Period immediately preceding the Assessment Period referred to in paragraph (i) above;
divided by
(b)the STS Net Eligible Receivables Balance.
“Non-Contractual Dilution Ratio” means the ratio calculated on each Calculation Date by the Calculation Agent and equal to:

(a)the aggregate amount of Non-Contractual Dilutions during the Assessment Period immediately preceding such Calculation Date; divided by
(b)the Nominal Amount of the Receivables transferred into the STS Eligible Receivables Balance during the Assessment Period prior to the immediately preceding Assessment Period.
“Non-Contractual Dilution Reserve Percentage” means the percentage calculated on each Calculation Date by the Calculation Agent and equal to the result of the following formula:
[A x B + C] x D

Where:

A is 2.25;

B is the Expected Non-Contractual Dilution Ratio;

C is the Non-Contractual Dilution Volatility; and

D is the Non-Contractual Dilution Horizon Ratio.
“Non-Contractual Dilution Spike” means, as at any Calculation Date, the highest of the Non-Contractual Dilution Ratios for such Calculation Date and the eleven (11) Calculation Dates immediately preceding such Calculation Date.
“Non-Contractual Dilution Volatility” means the ratio calculated on each Calculation Date by the Calculation Agent and equal to the result of the following formula:
[A-B] x [A÷B]
where:

A is the Non-Contractual Dilution Spike; and

B is the Expected Non-Contractual Dilution Ratio.
“Non-STS Eligible Receivables” means, in relation to any Debtor Group on any Information Date, an Eligible Receivable payable by an Eligible Debtor where:
(a)the purchase by the Final Purchaser from the Master Purchaser and the purchase by the Master Purchaser from the relevant Seller of such purchased Eligible Receivable during the preceding Assessment Period; or
(b)if such Receivable is already owned by the Final Purchaser before the commencement of the preceding Assessment Period and was part of the Non-STS Eligible Receivable Balance at the previous Calculation Date, the transfer of such Eligible Receivable from the Non-STS Eligible Receivables Balance into the STS Eligible Receivables Balance, would cause the percentage of the STS Net Eligible Receivables Balance payable by such Debtor Group to be in excess of two per cent. (2%) of the Outstanding Amount of the STS Net Eligible Receivables Balance at the end of such Assessment Period, provided that if the percentage of the STS Net Eligible Receivables Balance payable by a Debtor Group would otherwise be in excess of two per cent. (2%) of the Outstanding Amount of the STS Net Eligible Receivables Balance at the end of such Assessment Period, invoice age shall determine which particular Eligible Receivables payable by such Debtor Group shall, on such Information Date, be Non-STS Eligible Receivables (i.e. the oldest Invoice will be included first in the STS Eligible Receivables). For the avoidance of doubt, only whole Receivables will be included.
“Non-STS Eligible Receivables Available Funds” means:
(a)(A) on each Transaction Date during the Reloading Period as calculated on the Calculation Date immediately preceding such Transaction Date or (B) on each Business Day during the Amortisation Period as calculated on the Business Day immediately preceding such Business Day, the sums standing to the credit of the Issuer Account comprising:
(i)Collections received by the Final Purchaser in relation to (or, in the case of Deemed Collections, by reference to) Non-STS Eligible Receivables during the immediately preceding Assessment Period;
(ii)any repurchase amount for a Non-STS Eligible Receivable received by the Final Purchaser during the immediately preceding Assessment Period or (in the case of the repurchase of all the Transferred Receivables) on such Repurchase Date;
(iii)the Non-STS Securitisation Services Fees paid by the Sellers (or by the Programme Servicer, on behalf of the Sellers) to the Master Purchaser and by the Master Purchaser to the Final Purchaser (as part of the Transaction Fee) on such Transaction Date;
(iv)the Non-STS Financing Fee paid by the Sellers (or by the Programme Servicer, on behalf of the Sellers) to the Master Purchaser and by the Master Purchaser to the Final Purchaser (as part of the Transaction Fee) on such Transaction Date;
(v)a portion of the Additional Financing Fee paid by the Sellers (or by the Programme Servicer on their behalf) to the Master Purchaser and by the Master Purchaser to the Final Purchaser (as part of the Transaction Fee) calculated as (A) the Additional Financing Fee paid on a Transaction Date multiplied by (B) the Non-STS Eligible Receivables Balance at the preceding Calculation Date divided by the Eligible Receivables Balance on such Calculation Date;
(vi)during the Amortisation Period only, a portion of the PPN Principal Amount paid by the PPN Holder to the Issuer calculated as (A) the PPN Principal Amount paid on the Closing Date multiplied by (B) the Non-STS Eligible Receivables Balance on the Transaction Date falling on or immediately prior to the start of the Amortisation Period divided by the Eligible Receivables Balance on the Transaction Date falling on or immediately prior to the start of the Amortisation Period;
(vii)the proceeds of any advance under the Non-STS Junior Note to the Issuer on such Transaction Date,
(viii)but excluding the PPN Principal Amount during the Reloading Period only; or

(b)on each Weekly Payment Date during the Reloading Period the following amounts standing to the credit of the Issuer Account as calculated on the Weekly Request Date immediately preceding such Weekly Payment Date, the Non-STS Financing Fee paid by the Sellers to the Master Purchaser and by the Master Purchaser to the Final Purchaser on such Weekly Payment Date, but excluding the PPN Principal Amount.
“Non-STS Eligible Receivables Balance” means the Outstanding Amount of the Non-STS Eligible Receivable.
“Non-STS Eligible Receivables Priority of Payments” has the meaning given to such term in the Issuer Deed of Charge.
“Non-STS Financing Fee” means the fee payable by the Sellers to the Master Purchaser, and by the Master Purchaser to the Issuer in consideration of the Junior Notes Subscriber providing Financing Services to the Issuer, being:
(a)for each Interest Period (other than the last Interest Period of each Monthly Period): the amount in Euro payable by the Sellers to the Master Purchaser on the Weekly Payment Date on the last day of such Interest Period and equal to the Junior Notes Interest payable on such Weekly Payment Date in respect of the Non-STS Junior Note, as stated in the Weekly Calculation Agent Report delivered by the Calculation Agent on the immediately preceding Weekly Request Date in accordance with the terms of the Calculation Services Agreement; and
(b)for each Monthly Period: the amount in Euro payable by the Sellers to the Master Purchaser on the Transaction Date on which such Monthly Period ends and equal to the Junior Notes Interest payable on such Transaction Date in respect of the Non-STS Junior Note, as stated in the Monthly Calculation Agent Report delivered by the Calculation Agent on the immediately preceding Calculation Date in accordance with the terms of the Calculation Services Agreement.
“Non-STS Junior Note” has the meaning given to such term in the Junior Variable Funding Notes Facility Agreement.
“Non-STS Junior Note Adjustment” means in respect of each Transaction Date, the amount, calculated on the preceding Calculation Date, being equal to the difference between:
(a)the Non-STS Junior Note Required Note Amount as calculated on the immediately preceding Calculation Date; and
(b)the Non-STS Junior Note Principal Balance as of the immediately preceding Transaction Date reduced by the balance of Non-STS Eligible Receivable that have been written off during the preceding Assessment Period.
"Non-STS Junior Note Principal Balance" means, in respect of each Non-STS Junior Note:
(a)during the Reloading Period, with respect to each Transaction Date, the amount in Euro equal to the sum of:

(i)the Outstanding Amount of the Non-STS Junior Note as of the preceding Transaction Date; plus
(ii)the Non-STS Junior Note Required Increase Amount to be paid by the Junior Notes Subscriber on such Transaction Date; less
(iii)the Non-STS Junior Note Required Amortisation Amount to be paid to the Junior Notes Subscriber on such Transaction Date;
(iv)reduced by the Outstanding Amount of the Non-STS Eligible Receivable that have been written off during the preceding Assessment Period;
(b)during the Amortisation Period, with respect to each Business Day, the amount in Euro equal to the sum of:
(i)the Outstanding Amount of the Non-STS Junior Note as of the immediately preceding Business Day; and
(ii)the Non-STS Junior Note Required Amortisation Amount to be paid to the Junior Notes Subscriber on such Business Day.
"Non-STS Junior Note Required Amortisation Amount" means the required amortisation amount of the Non-STS Junior Note Principal Balance, being:
(a)during the Reloading Period, on any Notes Adjustment Date, (A) if the Non-STS Junior Note Adjustment on such Notes Adjustment Date is negative, an absolute amount in EUR of the Non-STS Junior Note Adjustment on such Notes Adjustment Date, or (B) if the Non-STS Junior Note Adjustment on such Notes Adjustment Date is not negative, zero (0); and
(b)during the Amortisation Period, on any Business Day, an amount in EUR equal to the higher of:
(i)the remaining Available Funds following the application of the fifth step of the Non-STS Eligible Receivable Priority of Payments on such Business Day; and
(ii)the Non-STS Junior Note Principal Balance of the preceding Business Day.
“Non-STS Junior Note Required Increase Amount” means, in respect of each Transaction Date, the net amount of payable by the Junior Notes Subscriber to the Issuer in Euro, being equal to the maximum of:
(a)the Non-STS Junior Note Adjustment; and
(b)zero (0).
“Non-STS Junior Note Required Note Amount” means the Non-STS Eligible Receivable Balance calculated on each Calculation Date.
“Non-STS Securitisation Services Fees” means, for each Monthly Period, the amount in Euro payable by the Sellers to the Master Purchaser on the Transaction Date on which such Monthly Period ends and equal to the sum of the Servicing Fees and the Securitisation Services Fees

and Expenses, multiplied by the Non-STS Eligible Receivables Balance at the preceding Calculation Date divided by the Eligible Receivables Balance at the preceding Calculation Date, as stated in the Monthly Calculation Agent Report delivered by the Calculation Agent on the immediately preceding Calculation Date in accordance with the terms of the Calculation Services Agreement.
“Notes” means the Senior Notes, the Junior Notes and the PPN.
“Notes Adjustment Date” means each Ad Hoc Payment Date, Weekly Payment Date or Transaction Date as the case may be.

“Notes Subscribers” means the Senior Notes Subscribers, the Junior Notes Subscriber and the PPN Holder.
“Notice of Transfer” means any of the (i) Belgian Notice of Transfer, (ii) French Notice of Transfer, (iii) German Notice of Transfer or (iv) the Spanish Notice of Transfer.
"Notification Event" means an Early Amortisation Event under paragraphs (d), (e), (g), (i), (j), (k), (l), (n), (r), (t), (u) or (v) of Clause 26 (Stop Purchase Events and Early Amortisation Events Related to any TD SYNNEX Party) of the Master Transfer and Servicing Agreement.
“Outbound Payments Associated Entity” means two entities shall be Outbound Payments Associated Entities in respect of each other where:
(a)one entity, directly or indirectly, possess or is beneficially entitled to:
(i)where the other entity is an entity having share capital, more than 50 per cent of the issued share capital of the other entity, or
(ii)where the other entity is an entity not having share capital, an interest of more than 50 per cent of the ownership rights in the other entity;
(b)one entity, directly or indirectly, is entitled to exercise more than 50 per cent of the voting power in the other entity;
(c)one entity (in this paragraph referred to as “the first-mentioned entity”), directly or indirectly, holds such rights as would:
(i)where the other entity is a company, if the whole of the profits of that other entity were distributed, entitle the first-mentioned entity, directly or indirectly, to receive more than 50 per cent of the profits so distributed, or
(ii)where the other entity is an entity other than a company, if the share of the profits of that other entity to which the first-mentioned entity is entitled, directly or indirectly, is more than 50 per cent;
(d)one entity has definite influence in the management of the other entity (for these purposes, ‘definite influence in the management of another entity’ means the ability to participate, on the board of directors or equivalent governing body of the other entity, in the financial and operating policy decisions of the other entity, where that ability causes, or could cause, the affairs of that other entity to be conducted in accordance with its wishes); or

there is another entity in respect of which the two entities are, in accordance with paragraph (a), (b), (c) or (d), Outbound Payments Associated Entities.
“Outstanding Amount” means:
(a)in relation to any Junior Note on any date, the outstanding principal amount of the relevant Junior Note after the applicable of the relevant Priority of Payments on such date, as calculated by the Calculation Agent;
(b)in relation to each Senior Note on any date, the outstanding principal amount of such Senior Note after the applicable of the relevant Priority of Payments on such date, as calculated by the Calculation Agent;
(c)in relation to any Receivable, any Transferred Receivable or any Eligible Receivable and on any date, the principal amount outstanding under such Receivable (as determined on any Calculation Date as of the immediately preceding Assessment Date), being:
(i)the Nominal Amount of such Receivable, Transferred Receivable or Eligible Receivable; less
(ii)the Collections received and Deemed Collections deemed received and applied in the relevant Seller’s IT Systems to such Receivable, Transferred Receivable or Eligible Receivable.
“Parent Company” means TD SYNNEX CORPORATION, a Delaware corporation with registered address at 1209 Orange Street, Wilmington, Delaware 19801, United States of America (with The Corporation Trust Company as registered agent in charge thereof) and business address at 44201 Nobel Drive, Fremont, California, 94538, United States of America.
“Parent Guarantee” means the first demand and performance guarantee dated on or about the date hereof and issued by the Parent Company in favour of the Master Purchaser, the Issuer and the Senior Notes Subscribers, as amended and/or supplemented from time to time.
“Perfection Requirement” means any and all registrations, filings, notarisations, notices, payment of stamp, registration, notarial or other similar taxes or fees and other actions and steps required to be made in any applicable jurisdiction in order to perfect the Security granted under the Security Documents or in order to achieve the relevant priority for such security interests.
"Portfolio Trigger Breach" means the occurrence of any of the following events on a Calculation Date:
(a)the 3MRA Default Ratio exceeds [*****];
(b)the 3MRA Delinquency Ratio exceeds [*****];
(c)the 3MRA DSO exceeds [*****];
(d)the 3MRA Non-Contractual Dilution Ratio exceeds [*****];
(e)the 3MRA Contractual Dilution Ratio exceeds [*****].

“Potential Early Amortisation Event” means any event or circumstance which would become (with the passage of time, the giving of notice, the making of any determination, the expiry of any grace or remedy period or any combination thereof) an Early Amortisation Event.
“Potential Issuer Event of Default” means any event which would become (with the passage of time, the giving of notice, the making of any determination or any combination thereof) an Issuer Event of Default.
“Potential Stop Purchase Event” means any event or circumstance which would become (with the passage of time, the giving of notice, the making of any determination, the expiry of any grace or remedy period or any combination thereof) a Stop Purchase Event.
“PPN” means a profit participating note issued by the Issuer pursuant to the PPN Facility Agreement.
“PPN Facility Agreement” means the PPN facility agreement dated on or about the date hereof and entered into between, amongst others, the PPN Holder and the Issuer.
“PPN Holder” means TD SYNNEX UK ACQUISITION LIMITED, a private limited company incorporated in England, and registered under number 4603099, whose registered office is located at Maplewood Crockford Lane, Chineham Park, Basingstoke, Hampshire, United Kingdom, RG24 8YB.
“PPN Interest” has the meaning given to such term in the PPN Conditions.
“PPN Conditions” means the conditions of the Senior Variable Funding Notes as set out in schedule 3 (Terms and Conditions of the PPN) to the PPN Facility Agreement.
“PPN Principal Amount” means EUR 10,000.
“Priority of Payments” means as the context may require:
(a)the Reloading Period Monthly Priority of Payments;
(b)the Reloading Period Weekly Priority of Payments;
(c)the Amortisation Period Priority of Payments;
(d)the Reloading Period Non-STS Eligible Receivables Weekly Priority of Payments; or
(e)the Non-STS Eligible Receivables Priority of Payments.
“Programme Servicer” means TD SYNNEX UK ACQUISITION LIMITED, a private limited company incorporated in England and registered under number 4603099, whose registered office is located at Maplewood Crockford Lane, Chineham Park, Basingstoke, Hampshire, United Kingdom, RG24 8YB.
“Programme Servicer Account” means the Euro denominated account opened in the name of the Programme Servicer as identified in Part 2 (Account Details) of Schedule 4 (Notice and Account Details) (or such other segregated bank account as may be established by or on behalf of the Programme Servicer from time to time and notified to the other Transaction Parties).

“Programme Servicer Payment Amount” means the amount due by the Programme Servicer to the Master Purchaser in accordance with Clause 30.4.1 of the Master Transfer and Servicing Agreement.
“Protected Party” means a Transaction Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Transaction Document.
“Purchase Commitment” means, during the Reloading Period only, as the case may be:
(a)the commitment of the Master Purchaser to purchase Receivables from the Sellers in accordance with clause 9.5 of the Master Transfer and Servicing Agreement (being the provision of securitisation services by the Master Purchaser);
(b)the commitment of the Final Purchaser to purchase Receivables from the Master Purchaser in accordance with clause 4.5 of the Final Transfer and Servicing Agreement; and
(c)the commitment of the Senior Notes Subscribers to subscribe Senior Notes from the Issuer in accordance with Clause 5 (Utilisation of the Senior Variable Funding Notes Facility) of the Senior Variable Funding Notes Facility Agreement.
“Purchase List File” means, on any given Transfer Date in respect of each Seller, the electronic file named “Purchase List File” containing the details of the Existing Receivables to be assigned on such Transfer Date, the Future Receivables that came into existence during the immediately preceding Assessment Period and the Debtors in respect of which Future Receivables will be assigned on such Transfer Date.
“Purchase Price” means with respect to any Eligible Receivable, the amount calculated in accordance with clause 9.7 (Purchase Price) of the Master Transfer and Servicing Agreement.
“Qualifying Notes Subscriber” means:
(a)a Notes Subscriber which is beneficially entitled to interest payable to that Notes Subscriber in respect of the Notes and is:
(i)a bank within the meaning of section 246(1) of the TCA which is carrying on a bona fide banking business in Ireland for the purposes of section 246(3)(a) of the TCA; or
(ii)a person that is resident for the purposes of tax in a Relevant Territory; or
(iii)a United States of America (“U.S.”) company, provided the U.S. company is incorporated in the U.S. and is taxed in the U.S. on its worldwide income; or
(iv)a U.S. Limited Liability Company (“LLC”), provided the ultimate recipients of the interest would, if they were themselves Notes Subscribers, be Qualifying Notes Subscribers within paragraph (ii) or (iii) of this definition and the business conducted through the LLC is so structured for non-tax commercial reasons and not for tax avoidance purposes;

provided in each case at (ii) (where such person is a company), (iii) or (iv) the Notes Subscriber is not (or in the case of (iv), the ultimate recipients of the interest are not) carrying on a trade or business in Ireland through an agency or branch with which the interest payment is connected; or
(v)a Treaty Notes Subscriber; or
(vi)a body corporate:
(A)which advances money in the ordinary course of a trade which includes the lending of money; and
(B)in whose hands any interest payable in respect of monies so advanced is taken into account in computing the trading income of that body corporate; and
(C)which has complied with all of the provisions of section 246(5)(a) of the TCA, including making the appropriate notifications thereunder; or
(vii)a qualifying company within the meaning of section 110 of the TCA; or
(viii)an investment undertaking within the meaning of section 739B of the TCA; or
(b)a Notes Subscriber which is:
(i)a Qualifying Notes Subscriber’s Tax-Transparent Entity; or
(ii)a Treaty Notes Subscriber’s Tax-Transparent Entity.
“Qualifying Notes Subscriber’s Tax-Transparent Entity” means a Notes Subscriber which is an Irish partnership or a tax-transparent foreign entity, which is not itself beneficially entitled to interest payable to that Notes Subscriber in respect of a Note, provided:
(a)the Irish partnership or tax-transparent foreign entity is considered to be tax-transparent in its jurisdiction of residence (or, where the entity is not considered to be resident in any jurisdiction, its place of creation) and by all of the jurisdictions where the members of the tax-transparent entity are resident, such that the interest paid to that Notes Subscriber in respect of a Note is treated as arising to those members directly;
(b)the business is conducted through the Irish partnership or tax-transparent foreign entity for non-tax commercial reasons and not for tax avoidance purposes; and
(c)each member of which would, if it were a Notes Subscriber, be a Qualifying Notes Subscriber falling within paragraph (a)(ii), (a)(iii) or (a)(iv) of the definition of Qualifying Notes Subscriber.
“Qualifying Payment” means a payment of interest or other distribution in respect of a Note that is:
(a)paid to a person who is resident in Ireland or otherwise within the charge to Irish corporation tax in respect of the interest or other distribution payable on the Note; or

(b)paid to a person (not being a Specified Person) who is a pension fund, government body or other person resident in a Relevant Territory who, under the laws of that territory, is exempted from tax which generally applies to profits, income or gains in that territory; or
(c)
(i)under the laws of a Relevant Territory subject, without any reduction computed by reference to the amount of such interest or other distribution to a tax which corresponds to Irish income or corporation tax which generally applies to profits, income or gains received in that Relevant Territory by persons, from sources outside that Relevant Territory; and
(ii)is “included” (within the meaning of Part 35C of the TCA) in a taxable period not later than a taxable period which commences within twelve months of the end of the taxable period in which the payment is deducted by the Issuer (“the first mentioned period”), unless it would be reasonable to consider that:
(A)the amount is included in a taxable period subsequent to the first mentioned period; and
(B)the terms applicable to the payment are those that would apply to a transaction made at arm’s length.
“Quoted Tenor” means, in relation to EURIBOR or Term €STR, any period for which that rate is customarily published.
“Rate Switch Date” has the meaning given to it in Clause 17.3 (Rate switch definitions) of the Common Terms.
“Rate Switch Trigger Event” has the meaning given to it in Clause 17.3 (Rate switch definitions) of the Common Terms.
“Rating Agencies” means Moody's and S&P.
“Receivable” means, as the context may require:
(a)regarding the Master Transfer and Servicing Agreement:
(i)in respect of the Sellers (other than the French Seller): trade receivables which have or will be originated in the ordinary course of business of such Sellers and payable by Debtors;
(ii)in respect of the French Seller:
(A)trade receivables which have or will be originated in the ordinary course of business of the French Seller and payable by Debtors (the “French Seller Invoice Receivables”);
(B)receivables which have or will be originated in the ordinary course of business of the French Seller and payable by French Seller Negotiable Instrument Banks or French Seller Negotiable Instrument Debtors (the “French Seller Negotiable Instrument Receivables”);

(b)regarding the Final Transfer and Servicing Agreement, any Receivable defined in paragraph (a) above that has been transferred by the Master Purchaser to the Final Purchaser.

“Receivables Open Items File” means, on any given Information Date and in respect of each Seller, the electronic file named “TDSYNNEX_OI_[DATE].csv” (where DATE represents the Reporting Cut-off Date in the format YYYYMMDD) identifying:
(a)all the Eligible Receivables to be transferred by such Seller to the Master Purchaser on the following Transfer Date;
(b)all the Eligible Receivables already transferred by such Seller to the Master Purchaser during the immediately preceding Assessment Period and that remain outstanding on the preceding Assessment Date;
(c)all Contractual Dilutions and Non-Contractual Dilutions issued prior to (or on) the preceding Assessment Date and that remain outstanding on the preceding Assessment Date (for the avoidance of doubt, excluding any Contractual Dilutions and Non-Contractual Dilutions that have been applied to Transferred Receivables and as such have decreased the Outstanding Amount of such Transferred Receivables);
(d)all un-applied receipts; and
(e)in the event that the TD SYNNEX External Rating is below the Level Top Current Rating on any Calculation Date, the set-off amount related to all Debtors being also supplier of any of the Sellers, strictly in the form agreed in writing between the Calculation Agent, the Lead Arranger and the Programme Servicer.
“Receiver” means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Property.
“Records” means, with respect to any Transferred Receivable:
(a)the original copy of all Commercial Contracts relating to such Transferred Receivable; and
(b)all agreements, correspondence, notes, instruments, books, books of account, registers, records, documents, electronic supports (including, without limitation, computer programmes, tapes or discs) or other information reasonably necessary for the servicing of such Transferred Receivable.
“Reference Rate” means, on any Calculation Date, Weekly Request Date or, as applicable, Ad Hoc Request Date, in respect of an Interest Period:
(a)prior to the Rate Switch Date:
(i)EURIBOR for a period of one (1) week; or
(ii)if paragraph (i) above applies but no EURIBOR is available for a period of one (1) week, the applicable Reference Rate shall be the Historic EURIBOR for a period of one (1) week; or
(iii)if paragraph (ii) above applies but it is not possible to calculate the Historic EURIBOR, the applicable Reference Rate shall be:

(A)the percentage rate per annum which is the aggregate of:
(1)the Central Bank Rate for the Calculation Date, Weekly Request Date or, as applicable, Ad Hoc Request Date; and
(2)any applicable Central Bank Rate Adjustment; or
(B)if the Central Bank Rate for the Calculation Date, Weekly Request Date or, as applicable, Ad Hoc Request Date, is not available, the percentage rate per annum which is the aggregate of:
(1)the most recent Central Bank Rate for a day which is no more than five (5) TARGET Days before the Calculation Date, Weekly Request Date or, as applicable, Ad Hoc Request Date; and
(2)any applicable Central Bank Rate Adjustment; and
(b)from the Rate Switch Date:
(i)Term €STR for a period of one (1) week; or
(ii)if paragraph (ii) above applies but no Term €STR is available for the Interest Period, the applicable Reference Rate shall be the aggregate of:
(A)the Historic Term €STR for a period of one (1) week; and
(B)any applicable Credit Adjustment Spread.
(iii)if paragraph (iii) above applies but it is not possible to calculate the Historic Term €STR then the applicable Reference Rate shall be:
(A)the percentage rate per annum which is the aggregate of:
(1)the Central Bank Rate for the Calculation Date, Weekly Request Date or, as applicable, Ad Hoc Request Date; and
(2)any applicable Central Bank Rate Adjustment; or
(B)if the Central Bank Rate for the Calculation Date, Weekly Request Date or, as applicable, Ad Hoc Request Date is not available, the percentage rate per annum which is the aggregate of:
(1)the most recent Central Bank Rate for a day which is no more than five (5) TARGET Days before the Calculation Date, Weekly Request Date or, as applicable, Ad Hoc Request Date; and
(2)any applicable Central Bank Rate Adjustment,
provided that if the reference rate is lower than zero (0), the reference rate shall be deemed to be zero (0).
“Register” means, in relation to each of the Junior Notes, the PPN and the Senior Notes, the register maintained by the Registrar at its Specified Office.

“Registrar” means CSC Capital Markets (Ireland) Limited.
“Registrar Fee” means the amount in Euro payable by the Issuer to the Registrar in accordance with the terms of the Corporate Services Provider and Registrar Fee Letter.
“Registrar Indemnified Person” has the meaning given to such term in the Senior Variable Funding Notes Facility Agreement.
“Related Fund” in relation to a fund (the “first fund”), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.
“Related Rights” means, in relation to any Transferred Receivable:
(a)all rights, benefits, claims, contracts, warranties, remedies, security, indemnities or covenants for title whatsoever owned by the relevant Seller in respect of such Receivable; and
(b)proceeds any moneys or paid or payable to any Seller (in any capacity whatsoever) in respect of such Receivable.
“Relevant Jurisdiction” means, as the case may be, Ireland, Belgium, France, Germany, Spain, England and Wales, the State of Delaware (USA) and the State of New York (USA).
“Relevant Territory” means:
(a)    a Member State of the European Union other than Ireland;
(b)    not being such a Member State, a territory with the government of which arrangements having the force of law by virtue of section 826(1) of the TCA have been made; or
(c)    not being a territory referred to in paragraph (a) or (b), a territory with the government of which arrangements have been made which on completion of the procedures set out in section 826(1) of the TCA, will have the force of law.
“Relevant Transaction Parties” means the Transaction Parties (other than the parties to the Calculation Services Agreement).
“Reloading Period” means the period starting on the Closing Date (including) and ending on the Reloading Period Termination Date (excluding).
“Reloading Period Monthly Priority of Payments” shall have the meaning given to such term in the Issuer Deed of Charge.
“Reloading Period Non-STS Eligible Receivables Weekly Priority of Payments” shall have the meaning given to such term in the Issuer Deed of Charge.
“Reloading Period Termination Date” means the earliest of the following dates:
(a)the occurrence of the Scheduled Amortisation Date; or

(b)if the Purchase Commitment is reduced to zero; or
(c)the date on which the Programme Servicer receives a Substitution Notice from the Master Purchaser (or the Security Trustee on its behalf) in accordance with Clause 27.2 (Consequences of an Early Amortisation Event) of the Master Transfer and Servicing Agreement; or
(d)the occurrence of an Early Amortisation Event; or
(e)the occurrence of a Stop Purchase Event under Clause 26(t) (Calculations) of the Master Transfer and Servicing Agreement.
“Reloading Period Weekly Priority of Payments” shall have the meaning given to such term in the Issuer Deed of Charge.
“Repurchase Date” means the date specified in the relevant notice provided by the Sellers, or the Programme Servicer acting on behalf of the Sellers, to the Master Purchaser in accordance with the Master Transfer and Servicing Agreement or, as applicable, the Master Purchaser to the Final Purchaser in accordance with the Final Transfer and Servicing Agreement as the date on which part of or all of the Transferred Receivables will be re-assigned to the Sellers or, as applicable, the Master Purchaser.
“Repurchase Price” means:
(a)in respect of any Transferred Receivable transferred back pursuant to clause 13.3 (Assignment to the Sellers of Written-Off Receivables) of the Master Transfer and Servicing Agreement, and clause 9.3 (Assignment to the Master Purchaser of Written-Off Receivables) of the Final Transfer and Servicing Agreement, the higher of (i) the fair market value of such Transferred Receivable and (ii) one euro (€1);
(b)in respect to any Transferred Receivable transferred back pursuant to clause 13.4 (Repurchase of Receivables that are not Eligible Receivables) of the Master Transfer and Servicing Agreement, and clause 9.5 (Repurchase of Receivables that are not Eligible Receivables) of the Final Transfer and Servicing Agreement, the Outstanding Amount of such Transferred Receivable;
(c)in respect to any Transferred Receivable transferred back pursuant to clause 9.4 (Assignment to the Master Purchaser to exercise legal rights over Receivables) of the Final Transfer and Servicing Agreement, the Outstanding Amount of such Transferred Receivable;
(d)in respect to any Transferred Receivables transferred back pursuant to clause 13.2 (Assignment of Transferred Receivables by the Master Purchaser during the Amortisation Period) of the Master Transfer and Servicing Agreement, and clause 9.2 (Assignment of Transferred Receivables by the Final Purchaser during the Amortisation Period) of the Final Transfer and Servicing Agreement, the higher of (A) the amount required for the Master Purchaser and the Issuer to repay in full all amounts outstanding in respect of the Senior Notes (including, for the avoidance of doubt, any accrued interest, default interest and/or Break Costs), after payment of all other amounts due by the Issuer and ranking senior to the Senior Notes in accordance with the Priority of Payments, and (B) the fair value of such Transferred Receivables.

“Repurchase Notice” has the meaning given to such term in the Master Transfer and Servicing Agreement or, as applicable, the Final Transfer and Servicing Agreement.
“Request Date" means each Ad Hoc Request Date, Weekly Request Date or Monthly Request Date, as the case may be.

“Retransfer Deed” means:
(a)any hard copy or pdf copy transfer deed strictly in the relevant form of exhibit B in appendix 1 of schedule 11 of the Master Transfer and Servicing Agreement, transmitted by the Security Trustee, on behalf of the Master Purchaser, to the relevant Belgian Seller in accordance with the relevant Master Purchaser Retransfer Mode;
(b)any hard copy transfer deed strictly in the relevant form of exhibit B in appendix 2 of schedule 11 of the Master Transfer and Servicing Agreement, transmitted by the Security Trustee, on behalf of the Master Purchaser, to the relevant French Seller in accordance with the relevant Master Purchaser Retransfer Mode;
(c)any hard copy or pdf copy transfer deed strictly in the relevant form of exhibit B in appendix 3 of schedule 11 of the Master Transfer and Servicing Agreement, transmitted by the Security Trustee, on behalf of the Master Purchaser, to the relevant German Seller in accordance with the relevant Master Purchaser Retransfer Mode;
(d)any hard copy transfer deed strictly in the relevant form of exhibit B in appendix 4 of schedule 11 of the Master Transfer and Servicing Agreement, transmitted by the Security Trustee, on behalf of the Master Purchaser, to the relevant Spanish Seller in accordance with the relevant Master Purchaser Retransfer Mode;
(e)any hard copy or pdf copy transfer deed strictly in the relevant form of exhibit B in schedule 3 of the Final Transfer and Servicing Agreement, transmitted by the Senior Notes Subscriber to the Issuer in accordance with the Final Purchaser Retransfer Mode.
“Risk Retention Holders” means each of the parties identified in Schedule 1 (List and Identification of the Risk Retention Holders) of the Junior Variable Funding Notes Facility Agreement.
“Sanctioned Country” has the meaning ascribed to it under Clause 24.1(aa) of the Master Transfer and Servicing Agreement.
“Sanctioned Person” has the meaning ascribed to it under Clause 24.1(aa) of the Master Transfer and Servicing Agreement.
“Sanctions” means, in relation to any TD SYNNEX Party, any economic or trade sanctions or restrictive measures enacted, administered, imposed or enforced by a Sanctions Authority.
“Sanctions Authority” means the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC), the U.S. Department of State, the United Nations Security Council, and/or the European Union and/or the French Republic, and/or His Majesty’s Treasury or other relevant sanctions authority in any jurisdiction.
“Scheduled Amortisation Date” means 25 June 2028 or any other date agreed by the Senior Notes Subscribers, the Master Purchaser, the Final Purchaser, the Guarantor and the

Programme Servicer (acting on its own behalf and on behalf of the Sellers) in writing, provided that such date does not fall after 25 June 2031.
“Secured Creditors” means the Security Trustee, the Lead Arranger, the Senior Notes Subscribers, the Junior Notes Subscriber, the Corporate Services Provider, the Account Bank, the Cash Manager, the Back-Up Cash Manager, the Calculation Agent, the Registrar and any other party which accedes in such capacity to the Issuer Deed of Charge.
“Securitisation Programme” means all transactions contemplated by the Transaction Documents.
“Securitisation Regulation” means Regulation (EU) 2017/2402 of the European Parliament and of the Council of 12 December 2017 laying down a general framework for securitisation and creating a specific framework for simple, transparent and standardised securitisation, and amending Directives 2009/65/EC, 2009/138/EC and 2011/61/EU and Regulations (EC) No. 1060/2009 and (EU) No 648/2012, as amended.
“Securitisation Services Fees and Expenses” means the aggregate of the following amounts:
(a)any fees referred to in the definition of Yearly Ongoing Issuer Costs that are then due and payable by the Issuer and any costs payable by the Issuer under the Transaction Documents (excluding the Financing Fee and amounts due and payable on the Notes);
(b)any amounts payable by the Issuer to the independent accountants, auditors, agents and counsel of the Issuer;
(c)the Issuer Profit Amount;
(d)any amounts payable to the directors of the Issuer in respect of their directors fee (if any);
(e)any amounts payable to any other person in respect of any other fees or expenses contemplated in or by the Transaction Documents which are not provided for otherwise in this definition and which are due and payable (but excluding the Financing Fee and amounts due and payable on the Senior Notes, the Junior Notes or the PPN); and
(f)any amounts payable to the payment of any amounts necessary to ensure the orderly dissolution of the Issuer.
The Securitisation Services Fees and Expenses include (without limitation) items (d), (e), (g), (h), (j), (k), (l), (m), (n), (o), (p) and (q) of Part 1 (Securitisation Services Fees and Expenses) of Schedule 8 (Calculation of the Securitisation Services Fees and Expenses, and Financing Fee) of this Agreement but exclude any Financing Fee.
“Securitisation Taxation Regulations” means the Taxation of Securitisation Companies Regulations 2006 (SI 2006/3296) (as amended or supplemented from time to time).
“Security” means:
(a)a mortgage, charge, pledge, lien or other encumbrance or security interest or guarantee securing any obligation of any person; or

(b)any other type of preferential arrangement (including title transfer and retention arrangements, specifically dedicated accounts or trust arrangements) having a similar effect.
“Security Document” means the Issuer Deed of Charge and any other document entered into at any time by either the Sellers or the Issuer creating any guarantee, indemnity, Security or other assurance against financial loss.
“Security Enforcement Notice” means a written notice from the Security Trustee (acting on the instructions of the Senior Notes Subscribers) to the Issuer following the occurrence of an Issuer Event of Default or an Early Amortisation Event declaring the whole of the security created by the Issuer Deed of Charge or any other Security Document to be enforceable.
“Security Trustee” means CSC Trustees Limited, a limited liability company incorporated under English law, registered under number 10830936, whose registered office is located at 5 Churchill Place, 10th Floor, London, England, E14 5HU, together with its successors and assigns.
“Security Trustee Fees” means the fees and charges payable by the Issuer to the Security Trustee in respect of its services pursuant to the Security Trustee Fee Letter.
“Security Trustee Fee Letter” means the fee letter entered into on or about the date hereof between the Security Trustee and the Issuer.
“Seller” means any of the entities described in Schedule 1, as amended from time to time to include any new Subsidiaries of the Parent Company that have acceded to the Securitisation Programme as Seller and Servicer in accordance with Clause 32 (Accession of Affiliates of the Parent Company as Sellers and Servicers) of the Master Transfer and Servicing Agreement, acting in its capacity as Seller under the Master Transfer and Servicing Agreement.
“Seller's Transfer Mode” means:
(a)with respect to any Receivable originated by the Belgian Seller, the legal procedure governed by Belgian law in order to transfer such Receivable to the Master Purchaser as set out in Appendix 1 to Schedule 2 (Seller’s Transfer Mode) of the Master Transfer and Servicing Agreement;
(b)with respect to any Receivable originated by the French Seller, the legal procedure governed by French law in order to transfer such Receivable to the Master Purchaser as set out in Appendix 2 to Schedule 2 (Seller’s Transfer Mode) of the Master Transfer and Servicing Agreement;
(c)with respect to any Receivable originated by the German Seller, the legal procedure governed by German law in order to transfer such Receivable to the Master Purchaser as set out in Appendix 3 to Schedule 2 (Seller’s Transfer Mode) of the Master Transfer and Servicing Agreement; or
(d)with respect to any Receivable originated by the Spanish Seller, the legal procedure governed by Spanish law in order to transfer such Receivable to the Master Purchaser as set out in Appendix 4 to Schedule 2 (Seller’s Transfer Mode) of the Master Transfer and Servicing Agreement.

“Senior Notes Adjustment” means, in respect of each Notes Adjustment Date, the amount, calculated on the immediately preceding Request Date being equal to the difference between:
(a)the Senior Notes Required Amount as calculated on the immediately preceding Notes Adjustment Date; and
(b)the Aggregate Senior Notes Principal Balance of each Senior Note as of the immediately preceding Notes Adjustment Date.
“Senior Notes Advance Breach” has the meaning given to such term in the Senior Variable Funding Notes Facility Agreement.
“Senior Notes Advance Breach Notice” has the meaning given to such term in the Senior Variable Funding Notes Facility Agreement.
“Senior Notes Drawn Margin” means [*****].
“Senior Notes Facility Limit” means the aggregate of the Senior Notes Subscribers Commitment Amounts in respect of each Senior Notes Subscriber, being as of the Signing Date, EUR 650,000,000.
“Senior Notes Interest” means, in respect of each Senior Note, for each Interest Period, the aggregate of the Senior Notes Ordinary Interest and, if any, any Additional Senior Notes Intraperiod Advance Interest.
“Senior Notes Intraperiod Advance” means, in respect of any Senior Note, an advance made by a Senior Notes Subscriber to the Issuer on a Weekly Payment Date to fund the partial redemption of the Junior Note in accordance with Condition 7.2 (Mandatory redemption for Senior Notes Intraperiod Advance during the Reloading Period) of the STS Junior Note.
“Senior Notes Intraperiod Advance Notice” has the meaning given to such term in the Senior Variable Funding Notes Facility Agreement.
“Senior Notes Intraperiod Funding Notice” has the meaning given to such term in the Senior Variable Funding Notes Facility Agreement.
“Senior Notes Ordinary Interest” means, in respect of each Senior Note for each Interest Period, the aggregate of:
(a)the Unused Fee Amount; and
(b)the amount equal to A x (B x C) where:
A    is equal to the number of days of the immediately preceding Interest Period divided by 360;
B    is equal to the sum of the Senior Notes Drawn Margin and the applicable Reference Rate as of the preceding Calculation Date or, as applicable, Weekly Request Date for such Interest Period;
C    is equal to the Weighted Average Principal Balance of the Senior Notes for such Interest Period.

"Senior Notes Principal Balance" means, in respect of each Senior Variable Funding Note:
(a)during the Reloading Period, with respect to each Notes Adjustment Date, the amount in Euro equal to the sum of:
(i)the Outstanding Amount of the Senior Note as of the immediately preceding Notes Adjustment Date; plus
(ii)any Senior Notes Required Increase Amount to be paid by the relevant Senior Notes Subscriber on such Notes Adjustment Date; less
(iii)any Senior Notes Required Amortisation Amount to be paid to the relevant Senior Notes Subscriber on such Notes Adjustment Date; and
(b)during the Amortisation Period, with respect to each Business Day, the amount in Euro equal to the sum of:
(i)the Outstanding Amount of the Senior Note as of the immediately preceding Business Day; and
(ii)the Senior Notes Required Amortisation Amount to be paid to the relevant Senior Notes Subscriber on such Business Day.
"Senior Notes Required Amount” means on any Notes Adjustment Date, the amount in EUR equal to:
(a)the Maximum Senior Notes Amount on such Calculation Date or if such Request Date is not a Calculation Date, the immediately preceding Calculation Date; less
(b)the Additional Junior STS Financing Portion as calculated on such Notes Adjustment Date.
"Senior Notes Required Amortisation Amount" means, for each Senior Note, the required amortisation amount of the relevant Senior Notes Principal Balance, being:
(a)during the Reloading Period, on any Notes Adjustment Date, (A) if the Senior Notes Adjustment on such Notes Adjustment Date is negative, an absolute amount in EUR of the product of the relevant Senior Notes Subscriber Commitment Share and the Senior Notes Adjustment on such Notes Adjustment Date, or (B) if the Senior Notes Adjustment on such Notes Adjustment Date is not negative, zero (0); and
(b)during the Amortisation Period, on any Business Day, the amount in EUR equal to the lower of:
(i)the product of the relevant Senior Notes Subscriber Commitment Share and the remaining Available Funds following the application of the fifth step of the Amortisation Period Priority of Payments on such Business Day; and

(ii)the Senior Notes Principal Balance on the preceding Business Day.

“Senior Notes Required Increase Amount” means, in respect of each Notes Adjustment Date, for each Senior Note, the net amount payable by the relevant Senior Notes Subscriber to the Issuer in Euro, being equal to the higher of:
(a)the product of the relevant Senior Notes Subscriber Commitment Share and the Senior Notes Adjustment; and
(b)zero (0).
“Senior Notes Subscribers” means BNP PARIBAS, a société anonyme incorporated under French law, registered with the Trade and Companies Registry of Paris (Registre du Commerce et des Sociétés de Paris) under number 662 042 449, whose registered office is located at 16 boulevard des Italiens, 75009 Paris, France; CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, a French société anonyme, whose registered office is located at 12, place des Etats-Unis, CS70052 92547 Montrouge Cedex, France, registered with the Registre du Commerce et des Sociétés of Nanterre under number 304 187 701; and BANCO SANTANDER S.A., a sociedad anónima incorporated under Spanish law, registered with CIF (Código de Identificación Fiscal) A-39000013, whose registered office is located at Paseo de Pereda, 9-12, CP 39004 Santander (Cantabria), Spain.
“Senior Notes Subscriber Commitment Amount” means, in respect of each Senior Notes Subscriber, the amount set out next to the name of such Senior Notes Subscriber in Schedule 1 (Senior Notes Subscriber Committed Amount) of the Senior Variable Funding Notes Facility Agreement.
“Senior Notes Subscriber Commitment Share” means, in respect of each Senior Notes Subscriber, the relevant Senior Notes Subscriber Committed Amount over the Senior Notes Facility Limit.
“Senior Variable Funding Notes Facility Agreement” means the senior variable funding notes facility agreement dated the Signing Date and entered into between, amongst others, the Issuer, the Senior Notes Subscribers, the Programme Servicer, the Security Trustee, the Cash Manager, the Registrar and the Lead Arranger.
“Senior Variable Funding Notes” or “Senior Notes” shall have the meaning given to such term in the Senior Variable Funding Note Conditions.
“Senior Variable Funding Note Conditions” means the conditions of the Senior Variable Funding Notes as set out in schedule 3 (Terms and Conditions of the Senior Variable Funding Notes) to the Senior Variable Funding Notes Facility Agreement.
“Senior Variable Funding Notes Facility” means the facility made available by the Senior Notes Subscribers pursuant to the Senior Variable Funding Notes Facility Agreement.
“Senior Variable Funding Notes Funding Notice” has the meaning given to such term in the Senior Variable Funding Notes Facility Agreement.
“Senior Variable Funding Notes Increase Notice” has the meaning given to such term in the Senior Variable Funding Notes Facility Agreement.
“Servicer” means any of the entities described in Schedule 1 acting in its capacity as Servicer under the Master Transfer and Servicing Agreement and the other Transaction Documents to which it is a party, as amended from time to time to include any Subsidiary of the Parent Company that wishes to become a new Seller, or which usually services the receivable of such new Seller, under the Securitisation Programme.
“Servicing Fees” means for each Monthly Period, the amount in Euro payable by the Master Purchaser to the Servicers pursuant to the terms of the Master Transfer and Servicing Agreement calculated in accordance with item (a) of Part 1 (Securitisation Services Fees and Expenses) of Schedule 8 (Calculation of the Securitisation Services Fees and Expenses, and Financing Fee) of this Agreement.
“Servicing Mandate” means the servicing and collection of the relevant Receivables by each Seller in its own name and on behalf of the Master Purchaser under the terms and conditions set out in the Master Transfer and Servicing Agreement.
“Servicing Procedures” means the origination, managing, credit, collection and recovery procedures (including for the credit and collection procedures, the TD SYNNEX Group policy called “TD – credit process”) that each Seller or Servicer applies in the origination management, collection and recovery of the Transferred Receivables, as described by the relevant Seller to BNPP SA during the financial due diligence conducted before the implementation of the Securitisation Programme (as they may be amended from time to time by such Seller or Servicer in accordance with the Transaction Documents).
“Set-Off Reserve” means, in the event that the TD SYNNEX External Rating is below the Level Top Current Rating on any Calculation Date, the set-off amount related to all Debtors being also supplier of any of the Sellers reported in the Monthly Calculation Agent Report delivered on the Information Date preceding such Calculation Date.
"Share Declaration of Trust" means the declaration of trust with respect to the shares in the Issuer dated 20 April 2026 and made by CSC Finance Nominees (Ireland) Limited.
“Signing Date” means the date hereof.
“Solvency Certificate” means any of (i) the Belgian Solvency Certificate, (ii) the French Solvency Certificate, (iii) the German Solvency Certificate, (iv) the Spanish Solvency Certificate; (v) the Guarantor Solvency Certificate and (vi) the Junior Notes Subscriber/Programme Servicer Solvency Certificate.
“Spanish Civil Code” means the Spanish Royal Decree of 24 July 1889, approving the Civil Code (“Real Decreto de 24 de julio de 1889, por el que se publica el Código Civil”), as amended and restated from time to time.
“Spanish Commercial Code” means the Spanish Royal Decree of 22 August 1885 publishing the Commercial Code (“Real Decreto de 22 de agosto de 1885, por el que se publica el Código de Comercio”), as amended and restated from time to time.
“Spanish Companies Act” means the Spanish Royal Legislative Decree 1/2010, 2nd July, implementing the restated text of the Spanish Companies Act (Real Decreto Legislativo 1/2010, de 2 de julio, por el que se aprueba el texto refundido de la Ley de Sociedades de Capital), as amended and restated from time to time.
“Spanish Insolvency Law” means the Spanish insolvency law, as regulated by the consolidated text approved by the Spanish Royal Legislative Decree 1/2020 (Real Decreto

Legislativo 1/2020, de 5 de mayo, por el que se aprueba el texto refundido de la Ley Concursal), and as reformed by Spanish Royal Legislative Decree 16/2022, of 5 September (Ley 16/2022, de 5 de septiembre, de reforma del texto refundido de la Ley Concursal, aprobado por el Real Decreto Legislativo 1/2020, de 5 de mayo, para la transposición de la Directiva (UE) 2019/1023 del Parlamento Europeo y del Consejo, de 20 de junio de 2019, sobre marcos de reestructuración preventiva, exoneración de deudas e inhabilitaciones, y sobre medidas para aumentar la eficiencia de los procedimientos de reestructuración, insolvencia y exoneración de deudas, y por la que se modifica la Directiva (UE) 2017/1132 del Parlamento Europeo y del Consejo, sobre determinados aspectos del Derecho de sociedades (Directiva sobre reestructuración e insolvencia).
“Spanish Law 1/1999” means the Spanish Law 1/1999, of 5 January of venture capital companies and their management companies (“Ley 1/1999, de 5 de enero, reguladora de las entidades de capital riesgo y de sus sociedades gestoras”), as amended and restated from time to time.
“Spanish Law 3/2004” means the Spanish Law 3/2004, of 29 December, of measures to combat late payment in commercial transactions (“Ley 3/2004, de 29 de diciembre, por la que se establecen medidas de lucha contra la morosidad en las operaciones comerciales”), as amended and restated from time to time.
“Spanish Notice of Transfer” means, with respect to any Transferred Receivable originated by the Spanish Seller, any notice delivered by the relevant Servicer or, as the case may be by the relevant back-up servicer appointed according to the Master Transfer and Servicing Agreement, acting directly or through its authorised agent or service provider, to any Debtor of such Transferred Receivable and which directs the relevant Debtor to effect the payment of the relevant Collections directly to the Master Purchaser pursuant to any applicable law and regulation, a form of which being appended as schedule 10 of the Master Transfer and Servicing Agreement.
“Spanish Solvency Certificate” means, with respect to the Spanish Seller, the applicable certificate strictly in the form of appendix 4 to schedule 4 of the Master Transfer and Servicing Agreement to be issued by an Authorised Signatory of the Spanish Seller to the Master Purchaser, in accordance with the terms of the Master Transfer and Servicing Agreement.
“Specified Agreement” means any agreement, arrangement or understanding that:
(a)provides for the exchange, on a fixed or contingent basis, of one or more payments based on the value, rate or amount of one or more interest or other rates, currencies, commodities, securities, instruments of indebtedness, indices, quantitative measures, or other financial or economic interests or property of any kind, or any interest therein or based on the value thereof, and
(b)transfers to a person who is a party to the agreement, arrangement or understanding or to a person connected with that person, in whole or in part, the financial risk associated with a future change in any such value, rate or amount without also conveying a current or future direct or indirect ownership interest in an asset (including any enterprise or investment pool) or liability that incorporates the financial risk so transferred.
“Specified Person” means:

(a)a company which directly or indirectly:
(i)controls the Issuer;
(ii)is controlled by the Issuer; or
(iii)is controlled by a third company which also directly or indirectly controls the Issuer; or
(b)a person or connected persons from whom assets were acquired or to whom the Issuer has made loans or advances or to whom loans or advances held by the Issuer were made or with whom the Issuer has entered into a Specified Agreement, where the aggregate value of such assets, loans, advances or agreements represents not less than 75 per cent of the aggregate value of the assets of the Issuer.
For the purposes of the definition of Specified Person, a person has control of a company where a person has:
(a)the power to secure:
(i)by means of the holding of shares or the possession of voting power in or in relation to that or any other company; or
(ii)by virtue of any powers conferred by the constitution, articles of association or other document regulating that or any other company, that the affairs of the first-mentioned company are conducted in accordance with the wishes of that person, or
(b)significant influence over the first mentioned company and holds, directly or indirectly, more than:
(i)20 per cent of the issued share capital of the company; or
(ii)20 per cent of the principal value of any securities issued by that company where the consideration given by the company for the use of the principal secured is to any extent dependent on the results of the company’s business or any part of the company’s business, or the consideration so given represents more than a reasonable commercial return for the use of that principal, or any such securities where those securities have no principal value, or
(iii)the right to 20 per cent of the interest or other distribution payable in respect of any such securities.
“Static Floor Percentage” means [*****].
“Stop Purchase Event” means any of the events referred to as such under clause 26 of the Master Transfer and Servicing Agreement.
“Structured Arrangement” means a structured arrangement within the meaning of Section 835Z of the TCA.

“STS Defaulted Receivables” means a Defaulted Receivable which previously formed part of the STS Eligible Receivables Balance and has not been written off.
“STS Eligible Receivables” means any Eligible Receivable which is not a Non-STS Eligible Receivable.
“STS Eligible Receivables Balance” means, in respect of any Calculation Date, the Outstanding Amount of the Eligible Receivables minus the Outstanding Amount of the Non-STS Eligible Receivables.
“STS Financing Fee” means:
(a)for each Interest Period (other than the last Interest Period of each Monthly Period): the amount in Euro payable by the Sellers to the Master Purchaser on the Weekly Payment Date on the last day of such Interest Period and equal to the aggregate of the Senior Notes Interest payable on such Weekly Payment Date in respect of the Senior Notes and the Junior Notes Interest payable on such Weekly Payment Date in respect of the STS Junior Note, as stated in the Weekly Calculation Agent Report delivered by the Calculation Agent on the immediately preceding Weekly Request Date in accordance with the terms of the Calculation Services Agreement; and
(b)for each Monthly Period: the amount in Euro payable by the Sellers to the Master Purchaser on the Transaction Date on which such Monthly Period ends and equal to the aggregate of the Senior Notes Interest payable on such Transaction Date in respect of the Senior Notes and the Junior Notes Interest payable on such Transaction Date in respect of the STS Junior Note, as stated in the Monthly Calculation Agent Report delivered by the Calculation Agent on the immediately preceding Calculation Date in accordance with the terms of the Calculation Services Agreement.
“STS Junior Note” has the meaning given to such term in the Junior Variable Funding Notes Facility Agreement.
“STS Junior Note Adjustment” means in respect of each Notes Adjustment Date, the amount, calculated on the immediately preceding Request Date being equal to the difference between:
(a)the STS Junior Notes Subscriber Requested Note Amount as calculated on such immediately preceding Request Date; and
(b)the STS Junior Note Principal Balance as of the immediately preceding Notes Adjustment Date, reduced only on each Transaction Date by the balance of STS Receivables that have been written off in the preceding Assessment Period.
“STS Junior Note Intraperiod Advance” means an advance made by the Junior Notes Subscriber to the Issuer pursuant to Clause 2.3.1 (STS Junior Note Intraperiod Advances) of the Junior Variable Funding Notes Facility Agreement to fund the partial redemption of the Senior Notes in accordance with Condition 7.5 (Mandatory redemption in whole or in part for Intraperiod Advance) of the Senior Notes.
“STS Junior Note Intraperiod Advance Notice” has the meaning given to such term in the Junior Variable Funding Notes Facility Agreement.
"STS Junior Note Principal Balance" means, in respect of the STS Junior Note:

(a)during the Reloading Period, with respect to each Notes Adjustment Date, the amount in Euro equal to the sum of:
(i)the Outstanding Amount of the STS Junior Note as of the preceding Notes Adjustment Date; plus
(ii)the STS Junior Note Required Increase Amount to be paid by the Junior Notes Subscriber on such Notes Adjustment Date; less
(iii)the STS Junior Note Required Amortisation Amount to be paid to the Junior Notes Subscriber on such Notes Adjustment Date; and
(iv)only on each Transaction Date reduced by the balance of STS Receivables that have been written off in the preceding Assessment Period;
(b)during the Amortisation Period, with respect to each Business Day, the amount in Euro equal to the lower of:
(i)the Outstanding Amount of the STS Junior Note as of the immediately preceding Business Day; and
(ii)the STS Junior Note Required Amortisation Amount to be paid to the Junior Notes Subscriber on such Business Day.
"STS Junior Note Required Amortisation Amount" means, the required amortisation amount of the STS Junior Note Principal Balance, being:
(a)during the Reloading Period, on any Notes Adjustment Date, (A) if the STS Junior Note Adjustment on such Notes Adjustment Date is negative, an absolute amount in EUR of the STS Junior Note Adjustment on such Notes Adjustment Date, or (B) if the STS Junior Note Adjustment on such Notes Adjustment Date is not negative, zero (0); and
(b)during the Amortisation Period, on any Business Day, an amount in EUR equal to the lower of:
(i)the remaining Available Funds following the application of the eighth step of the Amortisation Period Priority of Payments on such Business Day; and
(ii)the STS Junior Note Principal Balance of the preceding Business Day.
“STS Junior Note Required Increase Amount” means, in respect of each Notes Adjustment Date, the net amount of payable by the Junior Notes Subscriber to the Issuer in Euro, being equal to the maximum of:
(a)the STS Junior Note Adjustment; and
(b)zero (0).
“STS Junior Notes Subscriber Requested Note Amount” means the amount of STS Junior Note that the Junior Notes Subscriber specifies it would like to fund on each Notes Adjustment Date provided that such amount is not lower than the Minimum STS Junior Note Required Amount and does not exceed the STS Net Eligible Receivables Balance.

“STS Net Eligible Receivables Balance” means, at any time, the STS Eligible Receivables Balance reduced by the outstanding balance of the Unapplied Collections, the Unapplied Dilutions and the STS Defaulted Receivables.
“STS Securitisation Services Fees” means, for each Monthly Period the amount in Euro payable by the Sellers to the Master Purchaser on the Transaction Date on which such Monthly Period ends and equal to the sum of the Servicing Fees and the Securitisation Services Fees and Expenses, multiplied by the STS Eligible Receivables Balance at the preceding Calculation Date divided by the Eligible Receivables Balance at the preceding Calculation Date, as stated in the Monthly Calculation Agent Report delivered by the Calculation Agent on the immediately preceding Calculation Date in accordance with the terms of the Calculation Services Agreement.
“Subsidiary” means, in relation to any company, another company or corporation:
(a)which is controlled, directly or indirectly, by such company; or
(b)more than half the issued voting share capital of which is beneficially owned, directly or indirectly, by such company; or
(c)which is a Subsidiary of another Subsidiary of such company, and, for this purpose, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to determine the composition of the majority of its board of directors or equivalent body.
“Substitute Programme Servicer” has the meaning ascribed to it under clause 7.1.2 of the Master Transfer and Servicing Agreement.
“Substitution Notice” means, as the case may be, the notice that may be delivered in accordance with:
(a)clause 19.1 of the Master Transfer and Servicing Agreement by the Master Purchaser (or the Security Trustee or any Senior Notes Subscriber) to the Programme Servicer on behalf of all the Sellers by which the Security Trustee:
(i)informs the Programme Servicer, on behalf of all the Sellers, of the occurrence of an Early Amortisation Event; and
(ii)in respect only of the occurrence of an Early Amortisation Event referred to in clause 26 of the Master Transfer and Servicing Agreement (other than the ones referred to in Clause 26(t) (Calculations), Clause 26(x) (STS Eligible Receivables Balance), Clause 26(y) (Failure to generate STS Eligible Receivables) and Clause 26(z) (Termination of Final Purchaser’s Purchase Commitment)), may terminate, with immediate effect, the Servicing Mandate of all Servicers; or
(b)clause 14.1 of the Final Transfer and Servicing Agreement by the Final Purchaser (or the Security Trustee or any Senior Notes Subscriber) to the Master Purchaser by which the Final Purchaser:
(i)informs the Issuer, of the occurrence of an Early Amortisation Event;

“T2” means the real time gross settlement system operated by the Eurosystem, or any successor system.
“TARGET Day” means any day on which T2 is open for the settlement of payments in euro.
“Tax” means any tax (including VAT), levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same), assessable on or payable by any person.
“Tax Credit” means a credit against, relief or remission for, or repayment of any Tax.
“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Transaction Document, other than a FATCA Deduction.
“Tax Haven Notes Subscriber” means a Notes Subscriber which is resident, or which has a permanent establishment to which payments of interest will be made, in a territory other than a member country of the European Economic Area (EEA), which is a Listed Territory or a Zero-Tax Territory where such payment of interest is not an excluded payment within the meaning of section 817U(1) of the TCA.
“Tax Payment” means, as the context may require:
(a)either the increase in a payment made by a TD SYNNEX Party to a Transaction Party under Clause 6.1 (Tax gross-up) of the Common Terms or a payment under Clause 6.2 (Tax indemnity) of the Common Terms;
(b)either the increase in payment made by the Issuer to a Transaction Party under Clause 9.1 (Tax gross-up) of the Senior Variable Funding Notes Facility Agreement or a payment under Clause 9.2 (Tax indemnity) of the Senior Variable Funding Notes Facility Agreement; or
(c)either the increase in payment made by the Issuer to a Transaction Party under Clause 11.1 (Tax gross-up) of the Junior Variable Funding Notes Facility Agreement or a payment under Clause 11.2 (Tax indemnity) of the Junior Variable Funding Notes Facility Agreement.
“TCA” means the Taxes Consolidation Act 1997 of Ireland.
“TD SYNNEX External Rating” means the external long term senior unsecured rating attributed to the Parent Company by the Rating Agencies.
“TD SYNNEX Group” means the Parent Company and its Affiliates (including for the avoidance of doubt any and all Sellers) from time to time.
“TD SYNNEX Party” means any of:
(a)the Programme Servicer (acting for itself or on behalf of any Seller or Servicer);
(b)any Seller or Servicer;
(c)any Risk Retention Holder;

(d)the Parent Company;
(e)the Junior Notes Subscriber;
(f)the PPN Holder; or
(g)the Guarantor.
“Term €STR” means, on any Calculation Date, Weekly Request Date or, as applicable, Ad Hoc Request Date, the Term €STR reference rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period published by the European Money Markets Institute (or any other person which takes over the publication of that rate).
“Third Party Fee Reserve Percentage” means the percentage calculated on each Calculation Date by the Calculation Agent and equal to:
[(A÷ D) x (α x B ÷ 360)] + C
where:
α is 2.25;
A is the Yearly Ongoing Issuer Costs;
B is the DSO;
C [*****];
D is the STS Net Eligible Receivables Balance.
“Transaction Calendar” means the calendar set out in Schedule 9 (Transaction Calendar), as such calendar will updated every year between the Lead Arranger, the Calculation Agent and the Programme Servicer and distributed to all Parties by the Calculation Agent pursuant to Clause 6 (Transaction Calendar) of the Master Definitions and Common Terms Agreement.
“Transaction Date” means the first Monday (provided such day is a Business Day or if it is not, the immediately following Business Day) falling on or after the day falling five (5) Business Days after the Information Date, as set out in the Transaction Calendar, or any other Business Day agreed in writing between the Calculation Agent, the Lead Arranger and the Programme Servicer.
“Transaction Documents” means the following documents:
(a)the Master Definitions and Common Terms Agreement;
(b)the Master Transfer and Servicing Agreement;
(c)the Final Transfer and Servicing Agreement;
(d)the Transfer Deeds;
(e)the Senior Variable Funding Notes Facility Agreement;

(f)the Senior Notes;
(g)the Junior Variable Funding Notes Facility Agreement;
(h)the Junior Notes;
(i)the PPN Facility Agreement;
(j)the PPN;
(k)the Parent Guarantee;
(l)the Issuer Deed of Charge;
(m)the Account Bank Agreement;
(n)the Corporate Services Agreement;
(o)the Fee Letters;
(p)the Data Trustee Agreement;
(q)the Calculation Services Agreement;
(r)the Intra-group JN Debt Facility Agreement;
(s)the Intra-group PPN Debt Facility Agreement; and
(t)any Back-Up Servicing Agreement entered into,
including any certificate, notice and ancillary document delivered in connection with any of the documents listed above.
“Transaction Fee” means the Financing Fee, the STS Securitisation Services Fees and the Non-STS Securitisation Services Fees.
“Transaction Party” means the Master Purchaser, the Final Purchaser, the Security Trustee, the Calculation Agent, the Senior Notes Subscribers, the Lead Arranger and any Receiver.
“Transfer Date” means, in relation to a given Assessment Date, a Transaction Date on which a transfer of Receivables occurs.
“Transfer Deed” means:
(a)with respect to Existing Receivables and Future Receivables originated by the Belgian Seller, any hard copy or pdf copy transfer deed strictly in the relevant form of exhibit B to appendix 1 in schedule 2 of the Master Transfer and Servicing Agreement, transmitted by the Programme Servicer, on behalf of the Belgian Seller, to the Master Purchaser (with a copy to the Security Trustee) on each Transfer Date in accordance with the Master Transfer and Servicing Agreement (a “Belgian Transfer Deed”);
(b)with respect to Existing Receivables and Future Receivables originated by the French Seller, any hard copy or pdf copy transfer deed strictly in the relevant form of exhibit C to appendix 2 in schedule 2 of the Master Transfer and Servicing Agreement, transmitted by the Programme Servicer, on behalf of the French Seller, to the Master Purchaser (with a copy to the Security Trustee) on each Transfer Date in accordance with the Master Transfer and Servicing Agreement (a “French Transfer Deed”);
(c)with respect to Existing Receivables and Future Receivables originated by the German Seller, any hard copy or pdf copy transfer deed strictly in the relevant form of exhibit B to appendix 3 in schedule 2 of the Master Transfer and Servicing Agreement, transmitted by the Programme Servicer, on behalf of the German Seller, to the Master Purchaser (with a copy to the Security Trustee) on each Transfer Date in accordance with the Master Transfer and Servicing Agreement (a “German Transfer Deed”);
(d)with respect to Existing Receivables and Future Receivables originated by the Spanish Seller, any Spanish transfer deed substantially in the relevant form of exhibit B to appendix 4 in schedule 2 of the Master Transfer and Servicing Agreement, executed by the Programme Servicer, on behalf of the Spanish Seller, and the Master Purchaser (with a copy to the Security Trustee) on each Transfer Date in accordance with the Master Transfer and Servicing Agreement (a “Spanish Transfer Deed”); and
(e)with respect to Transferred Receivables purchased by the Master Purchaser pursuant to the Master Transfer and Servicing Agreement, any hard copy or pdf copy transfer deed substantially in the form of set out in exhibit B to schedule 1 of the Final Transfer and Servicing Agreement, transmitted by the Master Purchaser (or any of its authorised agents on its behalf) to the Issuer on each Transfer Date in accordance with the Final Transfer and Servicing Agreement.
“Transferred Receivable” means any Receivable which is transferred by, as applicable:
(a)a Seller to the Master Purchaser in accordance with the provisions of the Master Transfer and Servicing Agreement and which has not been re-transferred by the Master Purchaser back to such Seller, transferred to a third party or the transfer of which has not been rescinded, in accordance with the provisions of the Transaction Documents;
(b)the Master Purchaser to the Final Purchaser in accordance with the provisions of the Final Transfer and Servicing Agreement and which has not been re-transferred by the Final Purchaser back to the Master Purchaser, transferred to a third party or the transfer of which has not been rescinded, in accordance with the provisions of the Transaction Documents.
“Treaty Notes Subscriber” means a Notes Subscriber (other than a Notes Subscriber falling within paragraph (a)(ii), (a)(iii) or (a)(iv) of the definition of Qualifying Notes Subscriber) which:
(a)is treated as a resident of a Treaty State for the purposes of a Treaty;
(b)does not carry on a business in Ireland through a permanent establishment with which that Notes Subscriber’s participation in the Notes is effectively connected; and
(c)fulfils all conditions of the Treaty which must be fulfilled for residents of that Treaty State to obtain exemption from taxation imposed by Ireland on interest, subject to the completion of any necessary procedural formalities.

“Treaty Notes Subscriber’s Tax-Transparent Entity” means a Notes Subscriber which is an Irish partnership or a tax-transparent foreign entity, which is not itself beneficially entitled to interest payable to that Notes Subscriber in respect of a Note, provided:
(a)the Irish partnership or tax-transparent foreign entity is considered to be tax-transparent in its jurisdiction of residence (or, where the entity is not considered to be resident in any jurisdiction, its place of creation) and by all of the jurisdictions where the members of the tax-transparent entity are resident, such that the interest paid to that Notes Subscriber in respect of a Note is treated as arising to those members directly;
(b)the business conducted through the Irish partnership or tax-transparent foreign entity for non-tax commercial reasons and not for tax avoidance purposes; and
(c)each member of which:
(i)is treated as a resident of a Treaty State for the purposes of a Treaty;
(ii)does not carry on a business in Ireland through a permanent establishment with which that Notes Subscriber’s participation in the Notes is effectively connected; and
(iii)fulfils all conditions of the Treaty which must be fulfilled for residents of that Treaty State to obtain exemption from taxation imposed by Ireland on interest, subject to the completion of any necessary procedural formalities.
“Treaty State” means a jurisdiction which has a double taxation agreement with Ireland (a “Treaty”) which is in effect and makes provision for full exemption from tax imposed by Ireland on interest.
“Ultimate Parent” means an Entity that prepares consolidated financial statements under generally accepted accounting practice, or an Alternative Body of Accounting Standards, and whose results are not fully included in any other consolidated financial statements prepared under such a practice or standard.
“Unapplied Collections” means, on any Calculation Date, the aggregate amount of Collections which have yet to be applied to reduce the Outstanding Amount of any specific Receivables and as set out in the relevant Calculation Agent Report.
“Unapplied Dilutions” means, on any Calculation Date, the aggregate amount of Dilutions which have yet to be applied to reduce the Outstanding Amount of any specific Receivables and as set out in the relevant Calculation Agent Report.
“Unperformed Receivable Reserve” means, on any Calculation Date, the Outstanding Amount of the Receivables within the STS Net Eligible Receivables Balance relating to services which are yet to be fully performed by the relevant Seller.
“Unused Fee Amount” means, in respect of an Interest Period, the aggregate of each of the amounts calculated on each day of such Interest Period, such daily amount being equal to A x B where:
A    is equal to the Unused Fee Rate; and

B    is equal to the difference between the aggregate of the Senior Notes Subscribers Commitment Amounts on such day and the Aggregate Senior Notes Principal Balance on such day.
“Unused Fee Rate” [*****].
“Upfront Fee Letters” means each fee letter dated on or about the date hereof and entered into between each Senior Notes Subscriber and the Programme Servicer.
“VAT” means:
(a)any value added tax imposed by the Value Added Tax Act 1994;
(b)any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and
(c)any other tax of a similar nature, whether imposed in the United Kingdom or in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraphs (a) or (b) above, or imposed elsewhere.
“VAT Group” means a group for the purposes of Council Directive 2006/112/EC of 28 November 2006 on the common system of value added tax as transposed into the applicable law of the relevant Member State.
“Volcker Rule” means s13 U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.
“Weekly Calculation Agent Report” means the report, substantially in the form of schedule 5 (Form of Reports) of the Calculation Services Agreement, transmitted by the Calculation Agent, on each Weekly Request Date, to the Programme Servicer, the Senior Notes Subscribers, the Master Purchaser, the Security Trustee, the Cash Manager and the Issuer in accordance with the terms of the Calculation Services Agreement.
“Weekly Financing Fee” means, for each Interest Period ending on a Weekly Payment Date, an amount equal to the aggregate of the Non-STS Financing Fee and the STS Financing Fee payable on such Weekly Payment Date.
“Weekly Notice Date” means one (1) Business Day prior to each Weekly Request Date.
“Weekly Payment Date” means:
(a)during the Reloading Period: any Monday (provided such day is a Business Day or if it is not, the immediately following Business Day) nominated in a Senior Notes Intraperiod Funding Notice for the funding of a Senior Notes Intraperiod Advance or a Junior Notes Intraperiod Funding Notice for the funding of an STS Junior Note Intraperiod Advance (as applicable) provided that such Business Day complies with the provisions of the Senior Variable Funding Notes Facility Agreement or the Junior Variable Funding Notes Facility Agreement (as applicable); and
(b)during the Amortisation Period, each Monday (provided such day is a Business Day or if it is not, the immediately following Business Day),

in each case, as set out in the Transaction Calendar, or any other Business Day agreed in writing between the Calculation Agent, the Lead Arranger and the Programme Servicer, provided that there shall not be a Weekly Payment Date on weeks during which there is a Transaction Date.
“Weekly Request Date” means the date falling two (2) Business Days prior to the relevant Weekly Payment Date, as set out in the Transaction Calendar, or any other Business Day agreed in writing between the Calculation Agent, the Lead Arranger and the Programme Servicer.
“Weighted Average Principal Balance” means, in respect of each Interest Period:
(a)in respect of each Senior Note or, as applicable, the average amount of the Senior Notes Principal Balance during such Interest Period taking into account any early partial redemption of the Senior Notes pursuant to Condition 7.5 (Mandatory redemption for Intraperiod Advance during the Reloading Period) of the Senior Notes made during such Interest Period but not taking into account any Additional Senior Notes Intraperiod Advance made during such Interest Period;
(b)in respect of the STS Junior Note, the average amount of the STS Junior Note Principal Balance during such Interest Period taking into account any early partial redemption of the STS Junior Note pursuant to Condition 7.2 (Mandatory redemption for Intraperiod Advance during the Reloading Period) of the STS Junior Note made during such Interest Period but not taking into account any Additional STS Junior Note Intraperiod Advance made during such Interest Period; and
(c)in respect of the Non-STS Junior Note, the average amount of the Non-STS Junior Note Principal Balance during such Interest Period.
“Weighted Average Payment Terms” means for each Receivable in the STS Eligible Receivables Balance, the average number of days between the issuance date of the relevant Invoice and the due date of the relevant Invoice weighted by the respective Outstanding Amount of the relevant Receivable.
“Weighted Average Payment Term Month” means:
(a)the Weighted Average Payment Terms; divided by
(b)thirty (30),
rounded up to the nearest whole number.

“Yearly Ongoing Issuer Costs” means the sum of:
(a)Calculation Agent Fee;
(b)AUP Provider Fee;
(c)Master Purchaser Fee;
(d)Corporate Services Provider Annual Fee;

(e)Registrar Fee;
(f)Security Trustee Fees;
(g)Data Trustee Fee;
(h)Back-Up Cash Manager Fee; and
(i)Account Bank Fee,
provided that if any such fee is expressed as a monthly fee, it will be multiplied by twelve (12) for the purposes of this definition.
“Yield Reserve Percentage” means the percentage calculated on each Calculation Date by the Calculation Agent and equal to:
[Max (α x A, A + β) +B] x [(ω x C ÷ 360]
where:
α is 1.5;
β is 2%;
ω is 2.25
A is EURIBOR 1 week as of such Calculation Date;
B is the Senior Note Drawn Margin;
C is the DSO.
“Zero-Tax Territory” means a territory that, other than in respect of an entity whose income, profits or gains are treated by that territory, or would be so treated but for an insufficiency of income, profits or gains, as arising or accruing to another entity (a) generally subjects entities to tax at a rate of zero per cent on income, profits and gains or (b) does not generally subject entities, whether on a remittance basis or otherwise, to a tax on income, profits and gains.
2.INTERPRETATION
2.1The titles of the Clauses (including their paragraphs) and the table of contents have been added exclusively to facilitate referral, and shall not be used to interpret this Agreement. The Schedules hereto shall form an integral and substantive part of this Agreement.
2.2In this Agreement, unless the context calls for another interpretation:
(a)reference to Clauses and Schedules in this Agreement shall be construed as references to the clauses and schedules of this Agreement. Any reference to this Agreement includes a reference to its recitals and schedules;
(b)references to a Transaction Document any other agreement or instrument is a reference to that Transaction Document or other agreement or instrument as amended, novated, supplemented, extended or restated;

(c)reference to the Security Trustee shall be deemed a reference to the Security Trustee acting on the instructions of the Senior Note Subscribers (where appropriate) in accordance with this Agreement and the other Transaction Documents;
(d)a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;
(e)words in the plural shall cover the singular and vice versa;
(f)reference to the time of the day shall refer to London time, unless otherwise stipulated;
(g)unless expressly provided for to the contrary, all references made in this Agreement to a day are references to a calendar day;
(h)reference to any person shall include its permitted assignee, transferee, successors or any person deriving title under or through it;
(i)words appearing in this Agreement in a language other than English shall have the meaning ascribed to them under the law of the corresponding jurisdiction and such meaning shall prevail over their translation into English, if any;
(j)where an obligation is expressed in this Agreement to be performed on a date which is not a Business Day, such date shall be postponed to the first following day that is a Business Day;
(k)references to any statutory provision or legislative enactment shall be deemed to also refer to any re-enactment, modification or replacement and to any statutory instrument, order or regulation made thereunder or under any such re-enactment;
(l)references made to a receivable shall include a reference to the related ancillary rights and collateral security, if any attached thereto;
(m)unless expressly provided for to the contrary in this Agreement, any reference in this Agreement to any agreement or other deed, arrangement or document shall be construed as a reference to the relevant agreement, deed, arrangement or document as the same may have been, or may from time to time be, replaced, extended, amended, varied, supplemented or superseded; and
(a)the word "event" used in any indemnity Clause in a Transaction Document (including any indemnity Clause in respect of taxes) shall be construed to include omission.
2.3Any reference made to an Eligible Receivable, an Existing Receivable or, as the case may be, a Future Receivable, which has come into existence shall be construed as a reference to such

Eligible Receivable, Existing Receivable or, as the case may be, Future Receivable, being invoiced.
2.4A Potential Stop Purchase Event (other than a Stop Purchase Event) is "continuing" if it has not been remedied or waived and a Stop Purchase Event is "continuing" if it has not been waived or remedied.
2.5A Potential Early Amortisation Event (other than an Early Amortisation Event) is "continuing" if it has not been remedied or waived and an Early Amortisation Event is "continuing" if it has not been waived.
2.6A Potential Issuer Event of Default (other than an Issuer Event of Default) is "continuing" if it has not been remedied or waived and an Issuer Event of Default is "continuing" if it has not been waived.
2.7Any decision to be taken by the Senior Notes Subscribers pursuant to, or in respect of, the relevant provisions of the Transaction Documents shall be decided on the basis of the unanimous consent of the Senior Notes Subscribers, except for those decisions in the Transaction Documents which can be taken by any of the Senior Notes Subscribers which shall be taken on the basis of the decision of any of the Senior Notes Subscribers.
2.8Any decision which may be taken by Security Trustee, the Issuer or the Master Purchaser, as applicable, pursuant to the relevant Transaction Documents can only be taken subject to the decision of the Senior Notes Subscribers pursuant to Clause 2.6 above unless otherwise provided in the Transaction Documents.

SCHEDULE 3
COMMON TERMS
1.THIRD PARTY RIGHTS
(a)Unless expressly provided to the contrary in a Transaction Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce or to enjoy the benefit of any term of a Transaction Document.
(b)Notwithstanding any term of any Transaction Document, the consent of any person who is not a Party is not required to rescind or vary a Transaction Document at any time.
(c)Any Senior Notes Subscriber, Receiver or any person described in Clause 19 (Receiver) of the Issuer Deed of Charge may, subject to this Clause 1 and the Third Parties Act, rely on any Clause of a Transaction Document which expressly confers rights on it.
2.RELEASE OF BANKING SECRECY
Subject to clause 19 (Confidential Information) of the Common Terms, the TD SYNNEX Parties hereby expressly discharge (to the extent necessary) the Master Purchaser and the Lead Arranger from their professional secrecy duties under applicable banking regulation, to the extent that privileged information is requested by the Master Purchaser or the Lead Arranger for the purpose of carrying out their respective duties under the Transaction Documents.
3.LIMITATIONS TO RECOURSE AND NON-PETITION IN FAVOUR OF THE ISSUER
3.1Limited Recourse in relation to the Issuer
Notwithstanding anything to the contrary herein or in any other Transaction Document, each of the Parties hereto (other than the Issuer) hereby acknowledges and agrees that if from time to time and at any time the net proceeds of realisation of the Security constituted by the Security Documents are less than the aggregate amount payable by the Issuer to the Secured Creditors in respect of its claims, debts, liabilities and obligations pursuant to the Transaction Documents (such negative amount being referred to herein as a "shortfall") at such time, the amount payable by the Issuer to the Secured Creditors in respect of its claims, debts, liabilities and obligations pursuant to the Transaction Documents shall be reduced to such amount of the net proceeds as shall be applied in accordance with the applicable Priority of Payments, and such parties shall not (directly or indirectly) be entitled to take any further steps against the Issuer to recover such shortfall, which shall cease to be due and payable by the Issuer and which shall extinguish and shall not thereafter revive, provided that that in respect of any amounts due by the Issuer in respect of Non-STS Junior Note, such amounts shall be limited to the aggregate amounts received, realised or otherwise recovered by the Issuer in respect of any security rights which are ancillary rights to the Non-STS Eligible Receivables acquired by the Issuer.
3.2Non-petition in relation to the Issuer
Notwithstanding anything to the contrary hereunder or under any other Transaction Document, the Parties hereto (other than the Issuer) acknowledge and agree that they (or any other party acting on their behalf):

(a)shall not be entitled at any time to institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganisation, winding-up moratorium, arrangement, insolvency, examinership or liquidation proceedings, or other analogous proceedings under any applicable bankruptcy, insolvency or similar law of any jurisdiction in connection with any obligations of the Issuer hereunder, save for lodging a claim in the liquidation of the Issuer which has been initiated by another unrelated party or taking proceedings to obtain a declaration or judgement as to the obligations of the Issuer in relation thereto;
(b)shall not (otherwise than as permitted by the Transaction Documents where appropriate) direct the Security Trustee to enforce the Security or take any proceedings against the Issuer to enforce the Security;
(c)shall not (other than the Security Trustee) have the right to take or join any person in taking any steps against the Issuer for the purpose of obtaining payment of any amount due from the Issuer to any of such Parties; and
(d)shall not be entitled to take or join in the taking of any corporate action, legal proceedings or other procedure or step which would result in the applicable Priority of Payments not being complied with.
For the avoidance of doubt, nothing in this Clause 3.2 shall prevent the Security Trustee from enforcing the Security constituted by the Security Documents accordance with its terms, provided that in connection with any such enforcement neither the Security Trustee nor any receiver appointed thereunder shall take any steps or proceedings to procure the winding up or liquidation of, or the appointment of an examiner to, the Issuer.
3.3Corporate Obligations in relation to the Issuer
Each of the Parties to this Agreement (other than the Issuer) hereto hereby acknowledges and agrees that no recourse under any claim, debt, liability, obligation, covenant, or agreement of the Issuer contained in any Transaction Document may be sought by it against any shareholder, officer, agent, employee or director of the Issuer, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise, it being expressly agreed and understood that the Transaction Documents are corporate obligations of the Issuer only. Each of the parties hereto (other than the Issuer) hereby acknowledges and agrees that no personal liability shall attach to or be incurred by the shareholders, officers, agents, employees or directors of the Issuer, or any of them, under or by reason of any of the claims, debts, liabilities, obligations, covenants or agreements of the Issuer contained in any Transaction Document, or implied therefrom, and any and all personal liability of every such shareholder, officer, agent, employee or director for breaches by the Issuer of any such claim, debt, liability, obligations, covenants or agreements, either at law or by statute or constitution, of every such shareholder, officer, agent, employee or director is hereby deemed expressly waived by the parties hereto.

4.PAYMENTS – CALCULATIONS
4.1All payments to be made by a Party under any Transaction Document shall be made on the agreed due date with such value date, and free, clear of and without deduction for or on account of tax in accordance with the provisions of Clause 6 (Tax Gross-Up and Indemnities).
4.2Any interest, commission or fee accruing under a Transaction Document will accrue from day–to–day and is calculated on the basis of the actual number of days elapsed and a year of three hundred and sixty (360) days, unless otherwise provided.
4.3Subject to Clause 5.2 of the Common Terms, all payments to be made by the Master Purchaser in the Agreed Currency shall be made by debiting the Master Purchaser Account in the Agreed Currency, and any payment in the Agreed Currency to be made by transfer to the credit of the Master Purchaser Account shall be made by crediting the Master Purchaser Account in the Agreed Currency. Any such payments shall be made by 12 p.m. (noon) on the relevant Transaction Date.
4.4All payments to be made by the Final Purchaser in the Agreed Currency shall be made by debiting the Final Purchaser Account in the Agreed Currency, and any payment in the Agreed Currency to be made by transfer to the credit of the Final Purchaser Account shall be made by crediting the Final Purchaser Account in the Agreed Currency. Any such payments shall be made by 12 p.m. (noon) on the relevant Transaction Date.
4.5Subject to Clause 5.2 of the Common Terms, all payments to be made under the Transaction Documents between (a) any TD SYNNEX Party and (b) the Master Purchaser, with respect to Transferred Receivables denominated in Euro, such as the payment of Collections and Deemed Collections or Repurchase Price and any other indemnification or Repurchase Price shall be paid in Euro, provided that any payment in Euro to be made by the Programme Servicer, acting on its own behalf or on behalf of any Seller, to the Master Purchaser shall be paid to the credit of the Master Purchaser Account.
4.6All payments to be made hereunder between the Master Purchaser and the Final Purchaser with respect to Transferred Receivables denominated in Euro, shall be paid in Euro, provided that any payment in Euro to be made by the Master Purchaser to the Final Purchaser shall be paid to the credit of the Final Purchaser Account.
4.7Any late payment made by any TD SYNNEX Party under any Transaction Document shall automatically and without any further formality entitle the other parties, to which such payment shall be made, to interest accruing on the corresponding amount at the Default Rate of Interest due from the date at which such payment was originally due.
4.8Unless expressly provided for to the contrary in this Agreement and the other Transaction Documents, any calculation to be performed by the Master Purchaser, the Final Purchaser, the Issuer or the Calculation Agent on any Calculation Date shall be performed on the basis of information provided by the TD SYNNEX Parties, in the Detailed Files delivered to them on the Information Date preceding such Calculation Date.
4.9All calculations and determinations performed by the Master Purchaser, the Final Purchaser, the Issuer or the Calculation Agent shall be assumed to be correct, except in case of manifest error.
4.10None of the Master Purchaser, the Final Purchaser, the Issuer, the Calculation Agent, the Security Trustee, the Back-Up Cash Manager, the Lead Arranger or any Senior Notes Subscriber (as the case may be) shall be liable for its inability to correctly perform any calculation to be performed in accordance with the provisions of the Transaction Documents, if such inability is due to a failure by a TD SYNNEX Party to properly perform its obligations pursuant to this Agreement or to the inaccuracy of any information contained in any Detailed File.
4.11For the purposes of any calculations, no French Seller Negotiable Instrument Receivables shall be double counted with the corresponding French Seller Invoice Receivable and only the relevant French Seller Invoice Receivable(s) shall be taken into account.
4.12Each Transaction Party acknowledges and agrees that any duty of care that the Calculation Agent owes in law in connection with any Transaction Document to which it is party is owed by the Calculation Agent only to the Issuer.
4.13Each Relevant Transaction Party acknowledges and agrees that any claims (including non-contractual claims) of it against the Calculation Agent under or in connection with any Transaction Document are subject to the limitations and exclusions of liability set out in the Calculation Services Agreement (as if such Relevant Transaction Party were a party to the Calculation Services Agreement as the Issuer) and the financial limit of liability of the Calculation Agent in the Calculation Services Agreement shall take effect as an aggregate limit of liability of the Calculation Agent to all Transaction Parties (taken together).
5.MASTER PURCHASER PAYMENT DELEGATIONS
5.1Delegations to the Final Purchaser
(a)If, on any date and following the application of any set-off permitted under the terms of the Transaction Documents, there remains an amount to be paid both by (A) the Final Purchaser to the Master Purchaser and (B) the Master Purchaser to the Programme Servicer in cash, the Master Purchaser hereby delegates the payment of any such amount to the Final Purchaser (and such delegation is hereby accepted by the Final Purchaser) and such payment shall be made by the Final Purchaser to the Programme Servicer no later than 12 p.m. (noon) on the relevant date either by way of bank transfer to the Programme Servicer Account or by way of set-off against any amount due on the same date pursuant to Clause 5.2 of the Common Terms.
(b)Each delegated payment by the Final Purchaser to the Programme Servicer pursuant to paragraph (a) above will discharge:
(i)the Final Purchaser from its legal obligation to pay the relevant amount to the Master Purchaser; and

(ii)the Master Purchaser from its legal obligation to pay pro tanto such relevant amount to the Programme Servicer, provided such payment is actually made by the Final Purchaser.
5.2Delegations to the Programme Servicer
(a)If, on any date and following the application of any set-off permitted under the terms of the Transaction Documents, there remains an amount to be received or otherwise paid both (A) to the Master Purchaser by the Programme Servicer and (B) to the Final Purchaser by the Master Purchaser in cash, the Master Purchaser hereby delegates the payment of any such amount to the Programme Servicer (and such delegation is hereby accepted by the Programme Servicer) and such payment shall be made by the Programme Servicer to the Final Purchaser no later than 12 p.m. (noon)on the relevant date either by way of bank transfer to the Final Purchaser Account or by way of set-off against any amount due on the same date pursuant to Clause 5.1 of the Common Terms.
(b)Each delegated payment by the Programme Servicer to the Final Purchaser pursuant to paragraph (a) above will discharge:
(i)the Master Purchaser from its legal obligation to pay the relevant amount to the Final Purchaser; and
(ii)the Programme Servicer from its legal obligation to pay pro tanto such relevant amount to the Master Purchaser, provided that such payment is in fact made by the Programme Servicer.
6.TAX GROSS-UP AND INDEMNITIES
Unless a contrary indication appears, in this Clause 6 a reference to “determines” or “determined” means a determination made in the absolute discretion of the person making the determination.
6.1Tax gross-up
(a)Except where otherwise provided for in any Transaction Document, each TD SYNNEX Party shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.
(b)A TD SYNNEX Party shall promptly upon becoming aware that it must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the relevant Transaction Party which is, or shall be, entitled to receive that payment.
(c)Except where otherwise provided for in any Transaction Document, if a Tax Deduction is required by law to be made by a TD SYNNEX Party, the amount of the payment due from that TD SYNNEX Party shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)If a TD SYNNEX Party is required to make a Tax Deduction, that TD SYNNEX Party shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.
(e)Within thirty (30) days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the TD SYNNEX Party making that Tax Deduction shall deliver to the relevant Transaction Party which is, or shall be, entitled to receive that payment evidence reasonably satisfactory to that Transaction Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority. Such Transaction Party shall make reasonable endeavours to co-operate in completing any procedural formalities necessary for the TD SYNNEX Party making that Tax Deduction to make such payment to the taxing authority or otherwise to make that payment without a Tax Deduction.
(f)If a TD SYNNEX Party makes a Tax Payment to a Transaction Party and the relevant Transaction Party determines that:
(i)a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and
(ii)that Transaction Party has obtained and utilised that Tax Credit, the Party shall pay an amount to the relevant TD SYNNEX Party which that Transaction Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the relevant TD SYNNEX Party.
6.2Tax indemnity
(a)Each TD SYNNEX Party shall (within three (3) Business Days of demand by the relevant Protected Party) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Transaction Document.
(b)Paragraph (a) above shall not apply:
(i)with respect to any Tax assessed on a Transaction Party:
(A)under the law of the jurisdiction in which that Transaction Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Transaction Party is treated as resident for tax purposes; or
(B)under the law of the jurisdiction in which that Transaction Party's Administrative Office is located in respect of amounts received or receivable in that jurisdiction, if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Transaction Party; or
(ii)to the extent a loss, liability or cost:

(A)is compensated for by an increased payment under Clause 6.1 (Tax gross-up) of the Common Terms; or
(B)relates to a FATCA Deduction required to be made by a Party.
(c)A Protected Party making, or intending to make, a claim under paragraph (a) above shall promptly notify the Programme Servicer of the event which will give, or has given, rise to the claim.
6.3Stamp taxes
Each TD SYNNEX Party shall pay and, within three (3) Business Days of demand, indemnify each Transaction Party against any cost, loss or liability that Transaction Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Transaction Document or in respect of the transfer of any Receivables in accordance with the terms of the Transaction Documents, other than the transfer of any Senior Notes unless otherwise provided in the Senior Variable Funding Notes Facility Agreement.
6.4VAT
(a)All amounts expressed to be payable under a Transaction Document by any Party to a Transaction Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Transaction Party to any Party under a Transaction Document and such Transaction Party is required to account to the relevant tax authority for the VAT, that Party must pay to such Transaction Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Transaction Party must promptly provide an appropriate VAT invoice to that Party).
(b)If VAT is or becomes chargeable on any supply made by any Transaction Party (the “Supplier”) to any other Transaction Party (the “Recipient”) under a Transaction Document, and any Party other than the Recipient (the “Relevant Party”) is required by the terms of any Transaction Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):
(i)(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and
(ii)(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(c)Where a Transaction Document requires any Party to reimburse or indemnify a Transaction Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Transaction Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Transaction Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.
(d)Any reference in this Clause 6.4 of the Common Terms to any Party shall, at any time when such Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term “representative member” to have the same meaning as in the Value Added Tax Act 1994 or, in the case of Ireland, to mean the group member notified by the Revenue Commissioners of Ireland in accordance with section 15(1)(a) of the Value-Added Tax Consolidation Act 2010 as being the member responsible for complying with the provisions of that Act in respect of the group).
(e)In relation to any supply made by a Transaction Party to any Party under a Transaction Document, if reasonably requested by such Transaction Party, that Party must promptly provide such Transaction Party with details of that Party's VAT registration and such other information as is reasonably requested in connection with such Transaction Party's VAT reporting requirements in relation to such supply.
6.5FATCA information
(a)Subject to paragraph (c) below, each Party shall, within ten (10) Business Days of a reasonable request by another Party:
(i)confirm to that other Party whether it is:
(A)a FATCA Exempt Party; or
(B)not a FATCA Exempt Party;
(ii)supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and
(iii)supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliance with any other law, regulation, or exchange of information regime.
(b)If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.
(c)Paragraph (a) above shall not oblige any Transaction Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:
(i)any law or regulation;

(ii)any fiduciary duty; or
(iii)any duty of confidentiality.
(d)If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (a)(ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Transaction Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.
6.6FATCA Deduction
(a)Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.
(b)Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Programme Servicer and the Senior Notes Subscribers.
7.INCREASED COSTS
7.1Increased Costs
(a)Subject to Clause 7.3 (Exceptions), each TD SYNNEX Party shall, within three (3) Business Days of a demand by a Transaction Party pay the amount of any Increased Costs incurred by that Transaction Party or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law, regulation or regulatory requirement, (ii) compliance with any law or regulation made after the Signing Date or (iii) the compliance with any applicable directive, request or requirement of any central bank or any self-regulating organisation or any governmental, fiscal, monetary or other authority, made after the Signing Date.
(b)In this Agreement, “Increased Costs” means:
(i)the cost to the Final Purchaser of purchasing receivables or the cost to the Senior Notes Subscribers of subscribing for or holding the Senior Notes or the cost to the Final Purchaser or the Senior Notes Subscribers (as applicable) of otherwise giving effect to this Agreement or any of the other Transaction Documents or the costs of funding of any other Transaction Party is or will be increased;
(ii)any sum or proceeds received or to be received by the Final Purchaser or the Senior Notes Subscribers under this Agreement or the other Transaction Documents is or will be reduced; or
(iii)any sum or proceeds payable by the Final Purchaser to the Senior Notes Subscribers (as applicable), is or will be increased,

which is incurred or suffered by the Final Purchaser, any Senior Notes Subscriber or any of their Affiliates to the extent that it is attributable to that party having entered into its Purchase Commitment or funding or performing its obligations under any Transaction Document.
7.2Increased Cost claims
(a)A Transaction Party intending to make a claim pursuant to Clause 7.1 (Increased Costs) shall notify the Programme Servicer of the event giving rise to the claim, following which the Programme Servicer shall promptly notify the other TD SYNNEX Parties.
(b)Each Transaction Party shall, as soon as practicable after a demand by the Programme Servicer, provide a certificate confirming the amount of its Increased Costs.
7.3Exceptions
Clause 7 (Increased Costs) does not apply to the extent any Increased Cost is:
(a)attributable to a Tax Deduction required by law to be made by a TD SYNNEX Party;
(b)attributable to a FATCA Deduction required to be made by a Party;
(c)compensated for by Clause 6.2 (Tax indemnity) (or would have been compensated for under Clause 6.2 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 6.2 (Tax indemnity) applied); or
(d)attributable to the wilful breach by the relevant Transaction Party or its Affiliates of any law or regulation.
8.MITIGATION BY THE SENIOR NOTES SUBSCRIBERS
8.1Mitigation
(a)Each Transaction Party shall, in consultation with the relevant TD SYNNEX Party, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 6 (Tax gross-up and indemnities) or Clause 7 (Increased Costs) of the Common Terms including (but not limited to) transferring its rights and obligations under the Transaction Documents to another Affiliate or Facility Office.
(b)Paragraph (a) above does not in any way limit the obligations of the TD SYNNEX Parties under the Transaction Documents.
8.2Limitation of liability
(a)The TD SYNNEX Parties shall promptly indemnify each Transaction Party for all costs and expenses reasonably incurred by that Transaction Party as a result of steps taken by it under Clause 8.1 (Mitigation) of the Common Terms.
(b)A Transaction Party is not obliged to take any steps under Clause 8.1 (Mitigation) of the Common Terms if, in the opinion of that Transaction Party (acting reasonably), to do so might be prejudicial to it.

9.INDEMNITIES
9.1Currency indemnity
(a)If any sum due from a TD SYNNEX Party under the Transaction Documents (a “Sum”), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:
(i)making or filing a claim or proof against that TD SYNNEX Party;
(ii)obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, that TD SYNNEX Party shall as an independent obligation, within five (5) Business Days of demand, indemnify each Transaction Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.
(b)Each TD SYNNEX Party waives any right it may have in any jurisdiction to pay any amount under the Transaction Documents in a currency or currency unit other than that in which it is expressed to be payable.
9.2Other Indemnities
Each TD SYNNEX Party (each in respect of its own obligations, severally and not jointly, towards the Master Purchaser or any of its direct or indirect assignees, including the Issuer and the Senior Notes Subscribers (together, the “Indemnified Parties”)) irrevocably and unconditionally undertakes to, within five (5) Business Days of demand, indemnify each of the Indemnified Parties against any damages, direct losses or liabilities and reasonable costs and expenses (including, but not limited to, legal and out of pocket expenses) that are suffered by each of them as a result of:
(a)any failure by it to perform its obligations under the Transaction Documents in a full and timely manner;
(b)any inaccuracy of its representations and warranties under the Transaction Documents;
(c)the occurrence of any Potential Stop Purchase Event, Stop Purchase Event, Potential Early Amortisation Event or Early Amortisation Event;
(d)any Transfer Deed identifying the Receivables transferred by it being held illegal, invalid or is cancelled or voided, or not in full force for any reason whatsoever;
(e)funding, or making arrangements to fund, the payment of any purchase price but not made by reason of the operation of any one or more of the provisions of any Transaction Document;
(f)acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised;

(g)investigating any event which it reasonably believes is a Potential Stop Purchase Event, Stop Purchase Event, Potential Early Amortisation Event or Early Amortisation Event;
(h)the delivery of a Substitution Notice or Notice of Transfer in accordance with, and subject to, the relevant provisions of this Agreement;
(i)instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement; and
(j)any tax and pecuniary sanction which the Indemnified Party may incur as secondary or joint liability for failure to pay taxes by any TD SYNNEX Party, provided that, for the avoidance of doubt, this indemnity shall not be deemed to constitute a guaranty by the TD SYNNEX Parties of the amounts due by the Issuer to the Senior Notes Subscribers, the Junior Notes Subscribers or the PPN Holder pursuant to the Junior Notes, the Senior Notes or the PPN and shall not include any damages, direct losses or liabilities and reasonable costs and expenses resulting directly from any Debtor’s failure to pay in respect of any Transferred Receivables.
9.3Indemnity for Issuer indemnities
(a)Each TD SYNNEX Party shall promptly indemnify and hold harmless the Issuer against any and all amounts payable by the Issuer (and shall put the Issuer in clear funds to pay such amounts as part of the Securitisation Services Fees and Expenses) pursuant to Clauses 9 (Tax Gross-Up and Indemnities), 10 (Increased Costs) and 11 (Indemnities) of the Senior Variable Funding Notes Facility Agreement and Clause 11 (Tax Gross-Up and Indemnities) of the Junior Variable Funding Notes Facility Agreement and Clause 15 (Security Trustee’s Remuneration and Indemnities) of the Issuer Deed of Charge, provided that, for the avoidance of doubt, this indemnity shall not be deemed to constitute a guaranty by the TD SYNNEX Parties of the amounts due by the Issuer to the Senior Notes Subscribers, the Junior Notes Subscribers or the PPN Holder pursuant to the Junior Notes, the Senior Notes or the PPN and shall not include any damages, direct losses or liabilities and reasonable costs and expenses resulting directly from any Debtor’s failure to pay in respect of any Transferred Receivable.
(b)Each TD SYNNEX Party shall promptly indemnify and hold harmless the Master Purchaser against any and all amounts payable by the Master Purchaser (and shall put the Master Purchaser in clear funds to pay such amounts as part of the Securitisation Services Fees and Expenses ) pursuant to Clause 8 (Indemnification) of the Final Transfer and Servicing Agreement, save in the event such amounts are payable by the Master Purchaser as a result of the Master Purchaser's own gross negligence, wilful misconduct or fraud and provided that, for the avoidance of doubt, this indemnity shall not be deemed to constitute a guaranty by the TD SYNNEX Parties of the amounts due by the Issuer to the Senior Notes Subscribers, the Junior Notes Subscribers or the PPN Holder pursuant to the Junior Notes, the Senior Notes or the PPN and shall not include damages, direct losses or liabilities and reasonable costs and expenses resulting directly from any Debtor’s failure to pay in respect of any Transferred Receivable.

10.COSTS AND EXPENSES
10.1Transaction expenses
Each TD SYNNEX Party shall promptly following demand pay each Transaction Party the amount of all costs and expenses (including properly incurred legal fees) incurred by such Transaction Party in connection with the negotiation, preparation, printing and entry into of:
(a)any Transaction Document and any other documents referred to in this Agreement; and
(b)any other Transaction Documents executed after the Signing Date; and
(c)any amendment, waiver or consent requested by or on behalf of any TD SYNNEX Party or specifically allowed by a Transaction Document.
10.2Enforcement costs
Each TD SYNNEX Party shall, within five (5) Business Days of demand, pay to each Transaction Party the amount of all costs and expenses (including legal fees) incurred by such Transaction Party in connection with the enforcement of, or the preservation of any rights under, any Transaction Document and any proceedings instituted by or against such Transaction Party as a consequence of enforcing those rights.
11.NOTICES
11.1Unless otherwise stated herein, each notice, request, demand or other communication to be made under the Transaction Documents shall be made in writing by email or letter to the recipient thereof at the addresses (or email addresses) and persons set out in Schedule 4 (Notice and Account Details), or to any other address (or email address), or for the attention of any other person, which or who are brought to the attention of the other party pursuant to this Clause 11.1 of the Common Terms.
11.2Any communication, notification or document to be made or delivered by any one person to the other pursuant to the Transaction Documents shall (unless that other person has by fifteen (15) days' written notice to the other party specified another address (or email address)) be made or delivered to that other person at the address, email address identified in Clause 11.1 of the Common Terms and shall be deemed to have been made or delivered when duly sent (in the case of any communication made by email) or when left at that address (in the case of any communication made by letter) or when a delivery receipt is received in the case of a letter dispatched by registered mail where a delivery receipt has been requested.
11.3Each notification, communication or document made or delivered by one person to another person pursuant to the Transaction Documents shall be in the English language, unless otherwise agreed by the addressee of such notification, communication or document.
12.LANGUAGE OF DOCUMENTS
This Agreement shall be binding upon the parties hereto and shall prevail in English language.

13.PARTIAL INVALIDITY
13.1Without prejudice to any other provision of the Transaction Documents, if one or more of the provisions of the Transaction Documents is or becomes invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction, shall not, to the fullest extent permitted by the applicable law, render invalid, illegal or unenforceable any other provisions of the Transaction Documents or the affected provisions in any other jurisdiction or with respect to any other party or parties to the Transaction Documents.
13.2Each party to the Transaction Documents has expressly agreed under the Transaction Documents to negotiate in good faith to replace the affected provision, or portions of the said provision, with other valid and effective agreements having substantially the same effect, having regard to the subject matter and purpose of any such affected provision and concerned Transaction Document(s).
14.EXERCISE OF RIGHTS
14.1All rights conferred to any party to the Transaction Documents by any such Transaction Document or by any other document delivered pursuant to or incidental thereto, including rights conferred by law, shall be cumulative and may be exercised at any time.
14.2The fact that a party does not exercise one of its rights under the Transaction Documents shall in no way be treated as a waiver of this right.
14.3The exercise of a right by a party shall neither prevent such party from exercising such same right in the future, nor from exercising any other right simultaneously or subsequently. In particular, the representations, warranties and undertakings of each TD SYNNEX Party under the Transaction Documents are in addition to, and are not in any way prejudiced by, any other rights, guarantees or security interests now or subsequently held by the Master Purchaser under the Transaction Documents.
15.SURVIVAL OF PROVISIONS
The provisions of Clauses 3 (Limitations to Recourse and Non-Petition in favour of the Issuer), 22 (Governing Law), 23 (Jurisdiction of English Courts) and 24 (Service of Process) of the Common Terms shall survive the termination of the Transaction Documents for a period of eighteen (18) months and one (1) day following the Final Termination Date, unless another date is specified in Clauses 3 (Limitations to Recourse and Non-Petition in favour of the Issuer) or 22 (Governing Law) of the Common Terms, in which case the relevant provisions of Clauses 3 (Limitations to Recourse and Non-Petition in favour of the Issuer) or 22 (Governing Law) of the Common Terms shall prevail.
16.AMENDMENTS TO THE TRANSACTION DOCUMENTS
16.1The parties agree and acknowledge that no amendment modification, termination or waiver of any provision of any such Transaction Document (including, but not limited to, any Issuer

Events of Default, Stop Purchase Events and Early Amortisation Events) shall be made or effected without the prior written consent of all the Senior Notes Subscribers.
16.2In respect of each Transaction Document, any amendment, modification, termination or waiver of any provision of any such Transaction Document, or consent to any departure by any Transaction Party therefrom, must be set out in writing and signed by:
(a)each party thereto; and
(b)all the Senior Notes Subscribers,
and any such amendment, modification, termination, waiver or consent (each a “Variation”) shall be effective only in the specific instance and for the specific purpose for which given.
16.3In respect of any Variation to Transaction Documents to which the Security Trustee is party, the Security Trustee shall act on the instructions of the Senior Notes Subscribers in accordance with the provisions of the Issuer Deed of Charge; provided that the Security Trustee shall not be obliged to agree to any such amendment or grant any such waiver which, in the sole opinion of the Security Trustee, would have the effect of (a) exposing the Security Trustee to any liability against which it has not been indemnified and/or secured and/or pre-funded to its satisfaction or (b) increasing or altering its obligations or duties, or decreasing the rights or protections of the Security Trustee.
16.4By way of exception to the above, any amendment to any terms of the Transaction Documents shall require only the consent of the parties thereto if such amendment either:
(a)is needed with a view to correct any manifest error or change any administrative details contained herein; or
(b)is limited to pure technical or operational issues.
17.RATE SWITCH
17.1Switch to Term €STR
On and from the Rate Switch Date, the aggregate of Term €STR and any Credit Adjustment Spread will replace EURIBOR as the Reference Rate, provided that if the Rate Switch Date falls before the last day of an Interest Period, the existing Reference Rate shall continue to apply for the rest of that Interest Period.
17.2Notifications by the Calculation Agent
(a)Following the occurrence of a Rate Switch Trigger Event, the Calculation Agent shall:
(i)promptly upon becoming aware of the occurrence of that Rate Switch Trigger Event, notify the Programme Servicer and the Senior Notes Subscribers of that occurrence; and
(ii)promptly upon becoming aware of the date of the Rate Switch Trigger Event Date applicable to that Rate Switch Trigger Event, notify the Programme Servicer and the Senior Notes Subscribers of that date.

(b)The Calculation Agent shall, promptly upon becoming aware of the occurrence of the Rate Switch Date, notify the Programme Servicer and the Senior Notes Subscribers of that occurrence.
17.3Rate switch definitions
In this Agreement:
“Rate Switch Date” means the earliest occurrence of any Rate Switch Trigger Event Date.
“Rate Switch Trigger Event” means:
(a)
(i)the administrator of EURIBOR or its supervisor publicly announces that such administrator is insolvent; or
(ii)information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of EURIBOR is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide EURIBOR;
(b)the administrator of EURIBOR publicly announces that it has ceased or will cease to provide EURIBOR for any Quoted Tenor permanently or indefinitely and, at that time, there is no successor administrator to continue to provide EURIBOR for that Quoted Tenor;
(c)the supervisor of the administrator of EURIBOR publicly announces that EURIBOR has been or will be permanently or indefinitely discontinued for any Quoted Tenor;
(d)the administrator of EURIBOR or its supervisor publicly announces that EURIBOR for any Quoted Tenor may no longer be used; or
(e)the supervisor of the administrator of EURIBOR publicly announces or publishes information stating that EURIBOR for any Quoted Tenor is no longer, or as of a specified future date will no longer be, representative of the underlying market and the economic reality that it is intended to measure and that such representativeness will not be restored (as determined by such supervisor).
“Rate Switch Trigger Event Date” means:
(a)in the case of an occurrence of a Rate Switch Trigger Event described in paragraph (a) of the definition of “Rate Switch Trigger Event”, the date on which EURIBOR ceases to be published or otherwise becomes unavailable;
(b)in the case of an occurrence of a Rate Switch Trigger Event described in paragraphs (b), (c) or (d) of the definition of “Rate Switch Trigger Event”, the date on which EURIBOR for the relevant Quoted Tenor ceases to be published or otherwise becomes unavailable; and

(c)in the case of an occurrence of a Rate Switch Trigger Event described in paragraph (e) of the definition of “Rate Switch Trigger Event”, the date on which EURIBOR for the relevant Quoted Tenor ceases to be representative of the underlying market and the economic reality that it is intended to measure (as determined by the supervisor of the administrator of EURIBOR).
18.CHANGES TO REFERENCE RATES
(a)Subject to Clause 11, if a Published Rate Replacement Event has occurred in relation to any Published Rate, any amendment or waiver which relates to:
(i)providing for the use of a Replacement Reference Rate in place of that Published Rate; and
(A)aligning any provision of any Transaction Document to the use of that Replacement Reference Rate;
(B)enabling that Replacement Reference Rate to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Reference Rate to be used for the purposes of this Agreement);
(C)implementing market conventions applicable to that Replacement Reference Rate;
(D)providing for appropriate fallback (and market disruption) provisions for that Replacement Reference Rate; or
(E)adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Reference Rate (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Issuer, the Senior Notes Subscribers and the Programme Servicer.
(b)In this Clause 18:
“Published Rate” means EURIBOR or Term €STR.
“Published Rate Replacement Event” means, in relation to a Published Rate:
(i)the methodology, formula or other means of determining that Published Rate has materially changed;
(1)the administrator of that Published Rate or its supervisor publicly announces that such administrator is insolvent; or

(2)information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of that Published Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide that Published Rate;
(B)the administrator of that Published Rate publicly announces that it has ceased or will cease to provide that Published Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide that Published Rate;
(C)the supervisor of the administrator of that Published Rate publicly announces that such Published Rate has been or will be permanently or indefinitely discontinued;
(D)the administrator of that Published Rate or its supervisor announces that that Published Rate may no longer be used;
(E)in the case of EURIBOR, the supervisor of the administrator of EURIBOR makes a public announcement or publishes information stating that EURIBOR is no longer, or as of a specified future date will no longer be, representative of the underlying market or economic reality that it is intended to measure and that representativeness will not be restored (as determined by such supervisor);
(ii)the administrator of that Published Rate (or the administrator of an interest rate which is a constituent element of that Published Rate) determines that that Published Rate should be calculated in accordance with its reduced submissions or other contingency or fallback policies or arrangements and either:
(A)the circumstance(s) or event(s) leading to such determination are not (in the opinion of the Issuer, the Senior Notes Subscribers and the Programme Servicer temporary; or
(B)in the opinion of the Issuer, the Senior Notes Subscribers and the Programme Servicer, that Published Rate is otherwise no longer appropriate for the purposes of calculating the Reference Rate.
“Relevant Nominating Body” means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.
“Replacement Reference Rate” means a reference rate which is:
(i)formally designated, nominated or recommended as the replacement for a Published Rate by:
(A)the administrator of that Published Rate; or

(B)any Relevant Nominating Body,
and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the “Replacement Reference Rate” will be the replacement under paragraph (B) above;
(ii)in the opinion of the Issuer, the Senior Notes Subscribers and the Programme Servicer, generally accepted in the international or any relevant European trade receivables securitisation market as the appropriate successor to a Published Rate; or
(iii)in the opinion of the Issuer, the Senior Notes Subscribers and the Programme Servicer, an appropriate successor to a Published Rate.
19.CONFIDENTIAL INFORMATION
19.1Confidentiality
Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 19.2 (Disclosure of Confidential Information), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.
19.2Disclosure of Confidential Information
Any Finance Party may disclose:
(a)to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;
(b)to any person:
(i)to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Transaction Documents (including, for the avoidance of doubt, any ABCP conduit managed or sponsored by it) or, if the disclosing Party is the Calculation Agent, Account Bank, Security Trustee, Cash-Manager or Back-Up Cash Manager, which succeeds (or which may potentially succeed) it as Calculation Agent, Account Bank, Security Trustee, Cash-Manager or Back-Up Cash Manager and, in each case, to any of that person's Affiliates, Related Funds, Representatives and professional advisers;
(ii)with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Transaction Documents and/or one or more TD SYNNEX Parties and to any of that person's Affiliates, Related Funds, Representatives and professional advisers;
(iii)appointed by any Finance Party or by a person to whom paragraph (b)(i) or (ii) above applies to receive communications, notices, information or documents delivered pursuant to the Transaction Documents on its behalf;
(iv)who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (b)(i) or (b)(ii) above (including for the avoidance of doubt any investors or potential investors in any ABCP conduit managed or sponsored by it);
(v)to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation (including to ensure compliance with Rule 17g 5 of the General Rules and Regulations promulgated by the Securities Exchange Act of 1934);
(vi)to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes;
(vii)to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 20 (Security over Lenders' rights);
(viii)who is a Party; or
(ix)with the consent of the Programme Servicer;
in each case, such Confidential Information as that Finance Party shall consider appropriate if:
(A)in relation to paragraphs (b)(i), (b)(ii) and (b)(iii) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;
(B)in relation to paragraph (b)(iv), (b)(viii) and (b)(ix) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information;
(C)in relation to paragraphs (b)(v), (b)(vi) and (b)(vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances;
(c)to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Transaction Documents including without limitation, in relation to the trading of participations in respect of the Transaction Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Programme Servicer and the relevant Finance Party; and
(d)to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Transaction Documents and/or the TD SYNNEX Parties and the rating agency of any ABCP conduit managed or sponsored by it and their professional advisers such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to such ABCP conduit.
19.3Entire agreement
This Clause 19 constitutes the entire agreement between the Parties in relation to the obligations of the Parties under the Transaction Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.
19.4Inside information
Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.
19.5Notification of disclosure
Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Programme Servicer:
(a)of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (b)(v) of Clause 19.2 (Disclosure of Confidential Information) of the Common Terms except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and
(b)upon becoming aware that Confidential Information has been disclosed in breach of this Clause 19.

19.6Continuing obligations
The obligations in this Clause 19 of the Common Terms are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 24 months from the earlier of:
(a)the date on which all amounts payable by the TD SYNNEX Parties under or in connection with this Agreement have been paid in full and all Purchase Commitments have been cancelled or otherwise cease to be available; and
(b)the date on which such Finance Party otherwise ceases to be a Finance Party.
20.SECURITY OVER SENIOR NOTES SUBSCRIBERS' RIGHTS
Each Senior Notes Subscriber may without consulting with or obtaining consent from any TD SYNNEX Party, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Transaction Document to secure obligations of that Senior Notes Subscriber including, without limitation:
(a)any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and
(b)any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Senior Notes Subscriber as security for those obligations or securities, except that no such charge, assignment or Security shall:
(i)release a Senior Notes Subscriber from any of its obligations under the Transaction Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Senior Notes Subscriber as a party to any of the Transaction Documents; or
(ii)require any payments to be made by a TD SYNNEX Parties other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Senior Notes Subscriber under the Transaction Documents.
21.COUNTERPARTS
This Agreement may be executed and delivered in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.
22.GOVERNING LAW
This Agreement and any non-contractual obligations arising out of it or in connection with it shall be governed by and construed in accordance with English law.

23.JURISDICTION OF ENGLISH COURTS
23.1The courts of England have exclusive jurisdiction to settle all disputes arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement) (a “Dispute”).
23.2The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.
24.SERVICE OF PROCESS
24.1Without prejudice to any other mode of service allowed under any relevant law, each TD SYNNEX Party (other than TD SYNNEX UK ACQUISITION LIMITED):
(a)irrevocably appoints TD SYNNEX UK ACQUISITION LIMITED, with its registered addressee as Maplewood Crockford Lane, Chineham Park, Basingstoke, Hampshire, United Kingdom, RG24 8YB as its agent for service of process in relation to any proceedings before the English courts in connection with any Transaction Document and TD SYNNEX UK ACQUISITION LIMITED hereby accepts its appointment; and
(b)agrees that failure by an agent for service of process to notify any of the relevant TD SYNNEX Parties of the process will not invalidate the proceedings concerned.
24.2If any person appointed as an agent for service of process pursuant to Clause 24.1 above is unable for any reason to act as agent for service of process, the Programme Servicer on behalf of all the TD SYNNEX Parties must immediately (and in any event within fourteen (14) days of such event taking place) appoint another agent on terms acceptable to the Master Purchaser. Failing this, the Master Purchaser may appoint another agent for this purpose.
24.3The Master Purchaser also agrees to appoint BNP Paribas, London Branch, at 10 Harewood Avenue, London, NW1 6AA, United Kingdom, as its agent for service of process in relation to any proceedings before the English courts in connection with any Transaction Document. If such person is not or ceases to be effectively appointed to accept service of process on behalf of the Master Purchaser, the Master Purchaser shall appoint a further person in England.
24.4The Issuer also agrees to appoint CSC Capital Markets UK Limited at 5 Churchill Place, 10th Floor, Canary Wharf, London, E14 5HU as its agent for service of process in relation to any proceedings before the English courts in connection with any Transaction Document. If such person is not or ceases to be effectively appointed to accept service of process on behalf of the Issuer, the Issuer shall appoint a further person in England.
24.5BNP PARIBAS in its capacity as Senior Notes Subscriber also agrees to appoint BNP Paribas, London Branch, at 10 Harewood Avenue, London, NW1 6AA, United Kingdom, as its agent for service of process in relation to any proceedings before the English courts in connection with any Transaction Document. If such person is not or ceases to be effectively appointed to accept service of process on behalf of such Senior Notes Subscriber, such Senior Notes Subscriber shall appoint a further person in England.
24.6CREDIT AGRICOLE CORPORATE & INVESTMENT BANK in its capacity as Senior Notes Subscriber also agrees to appoint Crédit Agricole CIB, London Branch, at Crédit Agricole CIB, London Branch, Broadwalk House, 5 Appold Street, London EC2A 2DA, England, Attn: Legal Department, as its agent for service of process in relation to any proceedings before the

English courts in connection with any Transaction Document. If such person is not or ceases to be effectively appointed to accept service of process on behalf of such Senior Notes Subscriber, such Senior Notes Subscriber shall appoint a further person in England.
24.7BANCO SANTANDER S.A. in its capacity as Senior Notes Subscriber also agrees to appoint at Banco Santander, S.A., London Branch 2 Triton Square Regents Place London, NW1 3AN, as its agent for service of process in relation to any proceedings before the English courts in connection with any Transaction Document. If such person is not or ceases to be effectively appointed to accept service of process on behalf of such Senior Notes Subscriber, such Senior Notes Subscriber shall appoint a further person in England.
25.CORPORATE SERVICES AGREEMENT
The Final Purchaser shall not terminate the Corporate Services Agreement in accordance with Clause 12.4 thereof without the consent of the Senior Notes Subscribers and the Junior Notes Subscriber.
26.BAIL-IN
26.1Contractual recognition of bail-in
Notwithstanding any other term of any Transaction Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with the Transaction Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:
(a)any Bail-In Action in relation to any such liability, including (without limitation):
(i)a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;
(ii)a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and
(iii)a cancellation of any such liability; and
(b)a variation of any term of any Transaction Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.
26.2Bail-in definitions
In this Clause 19:
"Article 55 BRRD" means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.
"Bail-In Action" means the exercise of any Write-down and Conversion Powers.

"Bail-In Legislation" means:
(a)in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time;
(b)in relation to the United Kingdom, the UK Bail-In Legislation; and
(c)in relation to any state other than such an EEA Member Country and the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation.
"EEA Member Country" means any member state of the European Union, Iceland, Liechtenstein and Norway.
"EU Bail-In Legislation Schedule" means the document described as such and published by the Loan Market Association (or any successor person) from time to time.
"Resolution Authority" means any body which has authority to exercise any Write-down and Conversion Powers.
"UK Bail-In Legislation" means Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).
"Write-down and Conversion Powers" means:
(a)in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule;
(b)in relation to the UK Bail-In Legislation, any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers; and
(c)in relation to any other applicable Bail-In Legislation:
(i)any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and
(ii)any similar or analogous powers under that Bail-In Legislation.

SCHEDULE 4
NOTICE AND ACCOUNT DETAILS
[*****]

SCHEDULE 5
REPRESENTATIONS AND WARRANTIES
Part 1
Representations and warranties of the Issuer and Final Purchaser

1.Status
(a)It is designated activity company duly incorporated with limited liability and validly existing under the laws of Ireland.
(b)It has the capacity, power and authority to own its assets and carry on its business as it is being conducted.
2.Binding obligations
(a)Subject to Legal Reservations, the obligations expressed to be assumed by it in each Transaction Document to which it is a party are legal, valid, binding and enforceable obligations.
(b)Without limiting the generality of paragraph (a), the Issuer Deed of Charge creates the security which it purports to create, and those security interests are valid and effective, subject to Legal Reservations and to the registration of the Issuer Deed of Charge with the Irish Companies Registration Office in accordance with the terms thereof.
3.Non conflict with other obligations
The entry into and performance by it of, and the transactions contemplated by, the Transaction Documents to which it is a party do not and will not conflict with or violate:
(a)any law, decree, order or directive applicable to it; or
(b)any decision, judgement, injunction or sentence issued by any court or tribunal whatsoever or by any authority or legal, administrative or governmental entity whatsoever, applicable to any of its assets, income or revenues, including without limitation in relation to the protection of personal data; or
(c)any agreement or instrument binding upon it or any of its assets; or
(d)its constitutional documents.
4.Power and authority
It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Transaction Documents to which it is a party and the transactions contemplated by such Transaction Documents.
5.Validity and admissibility in evidence
(a)All authorisations, consents, approvals, resolutions, licences, exemptions, filings, notarisations or registrations required or desirable:

(i)to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Transaction Documents to which it is a party; and
(ii)to make the Transaction Documents to which it is a party admissible in evidence in its jurisdiction of incorporation, have been obtained or effected and are in full force and effect.
(b)It is not aware of any circumstance that may result in the authorisations, approvals, consents, agreements, licences, exemptions or registrations referred to above in paragraph (a) expiring, being withdrawn, terminated or not renewed.
6.Due execution
Each Transaction Document to which it is party has been duly executed by it.
7.Governing law and enforcement
(a)The choice of relevant law as the governing law of the Transaction Documents to which it is party will be recognised and enforced in its jurisdiction of incorporation.
(b)Any judgment obtained in the courts to which jurisdiction is granted in the Transaction Documents to which it is party in relation to such Transaction Documents will be recognised and enforced in its jurisdiction of incorporation.
8.No filing or stamp taxes
Under the law of its jurisdiction of incorporation it is not necessary that the Transaction Documents to which it is party be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Transaction Documents to which it is party or the transactions contemplated by the Transaction Documents to which it is party (other than any filing, recording, enrolment that has been done or any such stamp, registration or similar tax that has been paid).
9.Deduction of tax
It is not required to make any Tax Deduction from any payment it may make under any Transaction Document to the Junior Notes Subscriber, the Senior Notes Subscribers or the PPN Holder, provided that such recipient is a Qualifying Notes Subscriber.
10.Compliance with laws
It complies with, and carries on its business in accordance with, all the relevant laws, regulations, orders and directives applicable to it (including payment of all taxes due and payable by it).
11.Financial Statements
The financial documents that it has provided to the Junior Notes Subscriber and the Senior Notes Subscribers, including its latest annual financial statements (balance sheet, profit and loss accounts and appendices), as published and, where appropriate, as certified by its statutory auditors have been prepared in accordance with the applicable generally accepted accounting principles (GAAP) in its country of domicile and, as of the date each document was delivered, give a true, complete and fair view of its results, activities and financial situation for each concerned fiscal year.
12.Pari passu ranking
Its payment obligations under the terms of the Transaction Documents to which it is a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.
13.Security and Financial Indebtedness
(a)It is absolutely entitled to all of the Charged Property vested in it as at the date of the Issuer Deed of Charge and will be so entitled in respect of all property, assets, revenues and interests of any kind which it acquires or to which it becomes entitled in the future at the time when it acquires or becomes entitled to such property, assets, revenues and interests.
(b)No mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect exists over all or any of its present or future assets other than as permitted by the Transaction Documents or arising by operation of law.
(c)It does not have Financial Indebtedness outstanding other than as permitted by the Transaction Documents.
14.Ranking
(a)Other than any Security arising by operation of law, there are no other Security which would rank in priority to or pari passu with the Security created thereby.
(b)The Security has or will have the ranking it is expressed to have in the Issuer Deed of Charge.
15.No proceedings pending or threatened
No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse Effect has or have (to the best of its knowledge and belief) been started or threatened against it (other than any such proceedings that have been notified to the Junior Notes Subscriber and the Senior Notes Subscribers).
No judgment or order of a court, arbitral body or agency which might reasonably be expected to have a Material Adverse Effect has (to the best of its knowledge and belief) been made against it (other than any such judgement or order that has been notified to the Junior Notes Subscriber and the Senior Notes Subscribers).
16.No default
(a)No Issuer Event of Default or Potential Issuer Event of Default has occurred and is continuing (other than any Issuer Event of Default or Potential Issuer Event of Default that has been notified to the Junior Notes Subscriber and the Senior Notes Subscribers).

(b)No event, circumstance or matter which has or is reasonably likely to have a Material Adverse Effect has occurred (other than any such event, circumstance or matter that has been notified to the Junior Notes Subscriber and the Senior Notes Subscribers).
17.Insolvency and insolvency proceedings
The Issuer is not subject to Insolvency Proceedings.
18.Sanctions
The Issuer is not:
(a)a Person that is, or is owned or controlled (as such terms are defined by the relevant Sanctions Authority) by Persons or has subsidiaries, directors, officers or, to its knowledge, employees, agents or affiliates that are the subject of any Sanctions; or
(b)located, organised or resident in a country or territory that is, or whose government is, the subject of country-wide or territory-wide Sanctions.
19.Anti-bribery and anti-corruption
(a)The Issuer has not engaged in any activity or conduct which would violate any applicable anti-bribery, anti-corruption or anti-money laundering laws or regulations in any applicable jurisdiction.
(b)The Issuer will comply with applicable Sanctions.
(c)The Issuer maintains and enforces and shall continue to maintain and enforce policies and procedures which are designed to ensure compliance with all anti-corruption and money laundering laws applicable to it. Such policies and procedures include the maintenance of an internal accounting controls system which is sufficient to ensure proper authorisation, recording and reporting of all transactions and payments made by it.
20.Issuer’s Activities
It has not engaged in any activities since its incorporation other than:
(a)various changes to its directors, secretary, registered office and constitutional documents;
(b)increases in authorised and issued share capital;
(c)changes to its name;
(d)applying for any authorisations or registrations as may be required to be obtained or made by or on behalf of the Issuer in connection with the Securitisation Programme;
(e)other appropriate corporate steps;

(f)the authorisation of the borrowing under the Junior Variable Funding Notes Facility Agreement, the borrowing under the Senior Variable Funding Notes Facility Agreement and the authorisation and execution of the Transaction Documents;
(g)the authorisation of the Corporate Services Agreement and the execution and performance of the corporate steps or transactions contemplated by the Corporate Services Agreement;
(h)issuing the PPN; or
(i)the activities referred to in or contemplated by the Transaction Documents and in respect of the purchases of Receivables, including borrowing under the Junior Variable Funding Notes Facility Agreement and the Senior Variable Funding Notes Facility Agreement and the origination of or participation in Receivables in accordance with the Transaction Documents and any activities ancillary thereto.
21.Ownership and management of the Issuer
(a)Its issued share capital is not otherwise owned or controlled, directly or indirectly, in any different manner to how such interest was held, owned and/or controlled as at the Signing Date.
(b)All of its issued share capital is held for charitable purposes in accordance with the Share Declaration of Trust free from any claims, third party rights or competing interests.
22.No subsidiaries, premises or employees
(a)It has no Subsidiaries.
(b)It has no premises and no employee.
23.Volcker Rule
It is not a "covered fund" for the purposes of the Volcker Rule and the transactions contemplated by the Transaction Documents do not result in the Junior Notes Subscriber or any Senior Notes Subscriber holding an "ownership interest" in a "covered fund" for purposes of the Volcker Rule.
24.Register
(a)No register of the Junior Notes has been created in, or is kept or maintained in the United Kingdom and no copy of the register of the Junior Notes is created in, kept or maintained in the United Kingdom (in each case, by or, to the knowledge of the Issuer, on behalf of the Issuer).
(b)No register of the Senior Notes has been created in, or is kept or maintained in the United Kingdom and no copy of the register of the Senior Notes is created in, kept or maintained in the United Kingdom (in each case, by or, to the knowledge of the Issuer, on behalf of the Issuer).
25.Arm’s length transaction

The Transaction Documents to which it is a party have been entered into by it in good faith for its benefit and on arm's length commercial terms.
26.Taxes
The Issuer represents that:
(a)it has conducted and will conduct its affairs in accordance with its constitution from within Ireland, the majority of the directors of the Issuer will reside in Ireland, all meetings of the directors have been and will be initiated and chaired from Ireland with at least half of the directors present in Ireland in person for such meetings;
(b)it is not overdue in the filing of any Tax returns and is not overdue in the payment of any amount in respect of Tax; and
(c)no claims or investigations are being or are reasonably likely to be, made or conducted against it with respect to Tax.
(d)it will notify the Revenue Commissioners of Ireland of its intention to be a "qualifying company" in accordance with section 110 TCA, in the prescribed form and in the time period allowed under section 110(1) thereof and will provide to the Revenue Commissioners of Ireland within the applicable time limit all required information and particulars;
(e)it intends to be a “qualifying company” within the meaning of section 110 TCA;
(f)all transactions carried out by the Issuer, other than any transaction or arrangement to which section 110(4) TCA applies, are entered into by way of a bargain made at arm's length and at market rates; and
(g)the first assets acquired by the Issuer, or in respect of which legally enforceable arrangements will be entered into by the Issuer, will be “qualifying assets” within the meaning of section 110 TCA and they will have a market value of at least €10,000,000 on the day that they are first acquired, or the day on which such legally enforceable arrangements are entered into, and the Issuer will not transact any business prior to the acquisition of these assets, or the entry into of such legally enforceable arrangements;
(h)it will not acquire or originate assets unless the income generated from such assets is interest or “interest equivalent” within the meaning of section 835AY TCA.

Part 2
Representations and warranties of the Junior Notes Subscriber and PPN Holder

(a)The Junior Notes Subscriber and the PPN Holder on the Signing Date and each Notes Subscriber on the date it becomes a Notes Subscriber hereby severally represents, warrants and covenants, to the Issuer that it is a Qualifying Notes Subscriber.
(b)The Junior Notes Subscriber and the PPN Holder on the Signing Date and each Notes Subscriber on the date it becomes a Notes Subscriber hereby severally represents, warrants and covenants to the Issuer that:
(i)in relation to each payment of interest or other distribution to it in respect of the Junior Variable Funding Notes or the PPN, the payment is a Qualifying Payment; and
(ii)it is not, with respect to such payment of interest or other distribution, a Tax Haven Notes Subscriber which is an Outbound Payments Associated Entity of the Issuer.

SCHEDULE 6
UNDERTAKINGS

Part 1
Undertakings of the Issuer and the Final Purchaser

1.Financial statements
The Issuer shall supply to the Junior Notes Subscriber and the Senior Notes Subscribers a copy of its annual audited financial statements for that financial year as soon as the same become available, but in any event within 274 days after the end of each of its financial years.
2.Audits
(a)On any date, the Junior Notes Subscriber or any Senior Notes Subscriber shall have the right to request, at the expense (subject to prior agreement as to the required scope of work and fees) of the Issuer, one audit per year of the Issuer.
(b)On and after the occurrence of an Issuer Event of Default which is continuing, the Junior Notes Subscriber or any Senior Notes Subscriber shall have the right to request additional audits as the Junior Notes Subscriber or any Senior Notes Subscriber requires at the expense of the Issuer.
(c)The reference to "audits" in this Clause 2 is in respect of a financial audit and confirmation of integrity of financial conditions relating to the Receivables and verification of cash and other amounts in the relevant bank accounts which, for the avoidance of any doubt, does not constitute a full report as to procedures (typically expressed as an "AUP Report").
3.Miscellaneous information
The Issuer shall supply to the Junior Notes Subscriber and the Senior Notes Subscribers:
(a)promptly after receipt of the same and in any case within one Business Day, a copy of any notices, notifications or reports it receives under or in respect of the Transaction Documents to the Junior Notes Subscriber and the Senior Notes Subscribers unless the Junior Notes Subscriber or the Senior Notes Subscribers are entitled to receive the relevant document from another party under the Transaction Documents, provided that, in any event, the Issuer shall be deemed to have delivered such documents hereunder.
(b)promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against it; and
(c)promptly, such further information regarding its financial condition, business and operations as any Transaction Party may reasonably request, subject to the Issuer not incurring undue cost in providing such information.
4.Inspection

The Issuer shall at any time on reasonable notice of a Senior Notes Subscriber or the Security Trustee, within a reasonable time (but in no case more than five (5) Business Days) from receiving such a request or, following the occurrence of an Early Amortisation Event or an Issuer Event of Default, at any time, permit and provide access (or ensure that access is provided) to the Senior Notes Subscribers, the Junior Notes Subscriber, the Security Trustee (including any Receiver, delegate, agent or other person appointed by the Security Trustee) and/or their representatives or agents to the Issuer's offices or procure that the Senior Notes Subscribers, the Junior Notes Subscriber or the Security Trustee and/or their representatives or agents shall have access to such other offices where the Issuer conducts business and operations for the purpose of examining any information relating to the Issuer's assets, business and operations for the purpose of monitoring the Issuer's financial condition and compliance with the Transaction Documents provided that the Issuer shall not be required to provide such access more than one time in each calendar year, unless an Issuer Event of Default has occurred and is continuing.
5.Notification of Potential Issuer Event of Default, Issuer Event of Default, Stop Purchase Event, Potential Stop Purchase Event, Early Amortisation Event, Potential Early Amortisation Event
(a)The Issuer or the Programme Servicer on its behalf shall notify the Senior Notes Subscribers, the Junior Notes Subscriber and the Security Trustee of any Potential Issuer Event of Default, Issuer Event of Default, Stop Purchase Event, Potential Stop Purchase Event, Early Amortisation Event, Potential Early Amortisation Event (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (and should the Issuer fail to so notify the Security Trustee immediately upon becoming aware of the occurrence of a Potential Issuer Event of Default, Issuer Event of Default, Stop Purchase Event, Potential Stop Purchase Event, Early Amortisation Event, Potential Early Amortisation Event, a Senior Notes Subscriber or the Junior Notes Subscriber may notify the Security Trustee of the occurrence of a Potential Issuer Event of Default, Issuer Event of Default, Stop Purchase Event, Potential Stop Purchase Event, Early Amortisation Event, Potential Early Amortisation Event immediately upon becoming aware of the occurrence of same).
(b)Promptly upon a request by a Senior Notes Subscriber or the Junior Notes Subscriber or the Security Trustee, the Issuer or the Programme Servicer on its behalf shall supply to the Senior Notes Subscribers, the Junior Notes Subscriber and the Security Trustee a certificate signed by two of its directors or senior officers on its behalf certifying that no Potential Issuer Event of Default, Issuer Event of Default, Stop Purchase Event, Potential Stop Purchase Event, Early Amortisation Event, Potential Early Amortisation Event is continuing (or if a Potential Issuer Event of Default, Issuer Event of Default, Stop Purchase Event, Potential Stop Purchase Event, Early Amortisation Event, Potential Early Amortisation Event is continuing, specifying the Potential Issuer Event of Default, Issuer Event of Default, Stop Purchase Event, Potential Stop Purchase Event, Early Amortisation Event, Potential Early Amortisation Event and the steps, if any, being taken to remedy it).
(c)The Issuer or the Programme Servicer on its behalf shall notify the Security Trustee in writing promptly upon becoming aware of any circumstance or event giving rise to or which would give rise to a breach or an amendment of any Transaction Document, which adversely affects the Issuer's rights or obligations under the Transaction Documents in any material respect.

6."Know your customer" checks
If:
(a)the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the Signing Date;
(b)any change in the status of the Issuer after the Signing Date;
(c)a proposed assignment or transfer by a Senior Notes Subscriber of any of its rights and obligations under the Senior Variable Funding Notes Facility Agreement; or
(d)a proposed assignment or transfer by the Junior Notes Subscriber of any of its rights and obligations under the Junior Variable Funding Notes Facility Agreement, obliges the Security Trustee, a Senior Notes Subscriber (or, in the case of paragraph 6(c) above, any prospective new Senior Notes Subscriber) or the Junior Notes Subscriber (or, in the case of paragraph 6(d) above, any prospective new Junior Notes Subscriber) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, the Issuer, if requested, shall promptly upon the request of the Security Trustee, the Junior Notes Subscriber or, as applicable, a Senior Notes Subscriber supply, or procure the supply of, such documentation and other evidence as is reasonably requested the Security Trustee, the Junior Notes Subscriber (for itself or, in the case of the event described in paragraph 6(d), on behalf of any prospective new Junior Notes Subscriber) or, as applicable, a Senior Notes Subscriber (for itself or, in the case of the event described in paragraph 6(c), on behalf of any prospective new Senior Notes Subscriber) in order for the Junior Notes Subscriber or, in the case of the event described in paragraph 6(d), any prospective new Junior Notes Subscriber or, as applicable, the relevant Senior Notes Subscriber or, in the case of the event described in paragraph 6(c), any prospective new Senior Notes Subscriber to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Transaction Documents.
7.Authorisations
The Issuer shall promptly:
(a)obtain, comply with and do all that is necessary to maintain in full force and effect; and
(b)supply copies to the Junior Notes Subscriber, each Senior Notes Subscriber and, upon request, to the Security Trustee of, any Authorisation required under any of its Relevant Jurisdictions to:
(i)enable it to perform its obligations under the Transaction Documents;
(ii)ensure the legality, validity, enforceability or admissibility in evidence in its Relevant Jurisdictions of any Transaction Document;
(iii)carry on its business; and
(iv)own its assets or service and collect the Receivables.

8.Compliance with laws
(a)The Issuer shall comply in all respects with all laws to which it may be subject;
(b)The Issuer shall comply in all respects with all material obligations of a designated activity company limited by shares incorporated under the laws of its jurisdiction of incorporation.
(c)The Issuer will notify the Irish tax authorities that it intends to be a "qualifying company" for the purposes of Section 110 of the TCA, in the prescribed form and in the time period allowed under Section 110(1) thereof.
9.Sanctions
The Issuer will not directly or indirectly use the proceeds made available under the Programme, or lend, contribute or otherwise make available any such proceeds, (i) to fund any activities or business of or with any Person that (x) is the subject of any Sanctions (y) is located, organised or resident in any country or territory, that, at the time of such funding, is the subject of country-wide or territorywide Sanctions or (ii) in any other manner that would result in a violation of Sanctions by any Person participating in the Programme.
10.Anti-bribery and anti-corruption
The Issuer shall not engage in any activity or conduct which would violate any applicable anti-bribery, anti-corruption or anti-money laundering laws or regulations in any applicable jurisdiction. The Issuer shall maintain appropriate arrangements designated to prevent violation of such laws, regulations and rules.
11.Taxation
(a)The Issuer shall pay and discharge all Taxes imposed or assessed by any Tax Authority upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that:
(i)such payment is being contested in good faith;
(ii)adequate reserves are being maintained for those Taxes and the costs required to contest them which have to the extent required by GAAP been disclosed in its latest financial statements delivered to the Junior Notes Subscriber and the Senior Notes Subscribers under paragraph 1 (Financial statements) above; and
(iii)such payment can be lawfully withheld, and failure to pay those Taxes does not have or is not reasonably likely to have a Material Adverse Effect.
(b)The Issuer will not, at any time, carry on a “specified property business” within the meaning of Section 110 of the TCA.
(c)The Issuer will not enter into a Hybrid Transfer where it is reasonable to consider that the purpose of the Hybrid Transfer is to secure relief for more than one party to the Hybrid Transfer in respect of an amount of tax withheld at source.

(d)The Issuer will not enter into a transaction or series of transactions where it is reasonable to consider that a payment by the Issuer to a payee outside the European Union in connection with that transaction or series of transactions, as the case may be, would directly or indirectly fund a Mismatch Outcome which arises between a head office of an Entity and the permanent establishment of that Entity or between two or more permanent establishments of an Entity or between Associated Enterprises.
(e)The Issuer will not enter into a Structured Arrangement whereby it will or would reasonably be expected to be aware that it will share in the value of a tax benefit which arises under a Structured Arrangement where the Structured Arrangement is designed to give rise to that tax benefit or that tax benefit has been priced into the terms of the Structured Arrangement.
(f)The Issuer has not or will not enter into any arrangement or transaction with the sole or main purpose of avoiding a liability to tax or which may be disclosable by any party pursuant to Chapter 3 of Part 33 of the TCA.
(g)The Issuer intends to be and will, at all times, remain a ‘qualifying company’ within the meaning of Section 110 of the TCA and will not prejudice its status as a ‘qualifying company’ at any time;
(h)The Issuer shall at all times:
(i)maintain its registered office in the jurisdiction of its incorporation;
(ii)maintain its "centre of main interests" (as the term “centre of main interests” is defined in the Regulation (EU) 2015/848 of the European Parliament and of the Council of 20 May 2015 on insolvency proceedings (recast)) only in Ireland and shall not take any steps that may lead to it being tax resident in any place other than Ireland; and
(iii)ensure that it acts out of, and only acts out of, Ireland in relation to the Securitisation Programme and all activities pursuant to the Transaction Documents and has no fixed establishment or business establishment in any jurisdiction other than in Ireland.
12.Compliance with obligations
The Issuer shall, with due care and diligence, use reasonable endeavours (having regard to standards of a prudent owner of similar property) to procure the performance of the obligations of any counterparty (other than the Finance Parties, the Senior Notes Subscribers and the Junior Notes Subscriber) under any Transaction Document and shall exercise any remedies it may have against such counterparties in a reasonable manner where such counterpart is in breach of any material obligation under such Transaction Document.
13.No subsidiaries
So long as any amounts remain outstanding under the Junior Notes or the Senior Notes, the Issuer shall not, save to the extent permitted by the Transaction Documents, have or form, or cause to be formed, or acquire any company or any shares or securities or a business or undertakings of any other nature (or in each case any interest in any of them) or have any premises.

14.Merger
The Issuer shall not enter into any amalgamation, demerger, merger, consolidation or corporate reconstruction.
15.Change of business, proper manner
The Issuer shall procure that no substantial change is made to the general nature of the business of the Issuer from that carried on at the Signing Date and shall at all times carry on and conduct its affairs in a proper manner.
16.Books and accounts
The Issuer shall at all times keep proper books of account and allow the Junior Notes Subscriber, the Senior Notes Subscribers and/or the Security Trustee, as the case may be, and any person appointed by either of them, to access to the books of account of the Issuer at all reasonable times during normal business hours and to discuss the same with a nominated officer of the Issuer provided that the Issuer shall not be required to provide such access more than one time in each calendar year, unless an Issuer Event of Default has occurred and is continuing.
17.Negative pledge
The Issuer shall not, save to the extent permitted by the Transaction Documents:
(a)create or permit to subsist any mortgage, charge, pledge, lien or other security interest including, without limitation, anything analogous to any of the foregoing under the laws of any jurisdiction upon the whole or any part of its present or future undertaking, assets or revenues (including uncalled capital) (except to the extent that any circumstance in this paragraph (a) arises as a matter of law in which case the Issuer shall notify the Junior Notes Subscriber and the Senior Notes Subscribers immediately of the facts and circumstances in respect thereto); or
(b)(i) sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by the Issuer, (ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms, (iii) enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts or (iv) enter into any other preferential arrangement having a similar effect in each case in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.
18.Pari passu ranking
The Issuer shall ensure that at all times any unsecured and unsubordinated claims of a Transaction Party against it under the Transaction Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies.
19.Disposals

The Issuer shall not enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of a material proportion of its assets other than pursuant to the Transaction Documents.
20.Financial Indebtedness and guarantees
The Issuer shall not create, incur or suffer to exist (a) any Financial Indebtedness other than as permitted pursuant to the Transaction Documents or (b) save as permitted by the Transaction Documents, give any guarantee or indemnity in respect of any obligation of any Person.
21.Loans or Credit
The Issuer shall not be a creditor in respect of any Financial Indebtedness other than as creditor of any Receivables and Collections related thereto purchased by it.
22.Not to carry on any other business
The Issuer shall not, without the prior written consent of the Junior Notes Subscriber and the Senior Notes Subscribers, carry on any business other than as described in the Transaction Documents and in respect of that business shall not engage in any activity or do anything whatsoever except:
(a)own and exercise its rights in respect of the Transferred Receivables and its interest therein and perform its obligations in respect of the Transferred Receivables;
(b)issue the Senior Notes, Junior Notes and the PPN;
(c)preserve and/or exercise and/or enforce any of its rights and perform and observe its obligations under the Transaction Documents;
(d)use, invest or dispose of any of its property or assets in the manner provided in or contemplated by the Transaction Documents; and
(e)perform any act incidental to or necessary in connection with paragraphs (a) or (b) above.
23.Acquisitions
The Issuer may not make any acquisition or investment other than as permitted under the Transaction Documents.
24.Joint venture
The Issuer shall not enter into any joint venture, consortium or partnership other than as permitted under the Transaction Documents.
25.Bank accounts
(a)The Issuer Transaction Accounts shall be maintained at all times in the name of the Issuer or as otherwise agreed by the Senior Notes Subscribers and the Issuer.

(b)The Issuer shall not, other than as contemplated by the Transaction Documents, have an interest in any bank account other than the Issuer Transaction Accounts.
26.Conduct of affairs
All meetings of the directors have been and will be initiated and chaired from Ireland with at least half of the directors present in Ireland in person for such meetings. At least half of those directors will exercise their authority only from and within Ireland by taking all key decisions relating to the Issuer in Ireland.
27.Dividends and share redemption
Save as set out in the applicable Priority of Payments or otherwise as contemplated in the Transaction Documents, the Issuer shall not:
(a)declare, make or pay any dividend, charge, fee or other distribution (or interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) on or in respect of its share capital (or any class of its share capital);
(b)repay or distribute any dividend or share premium reserve or special capital reserve;
(c)pay any management, advisory or other fee to or to the order of any of its (direct or indirect) shareholders; or
(d)redeem, repurchase, defease, retire or repay any of its share capital or resolve to do so.
28.Arm's length
The Issuer shall not enter into any transaction or arrangement except by way of bargain made at arm's length (whether in cash or equivalent consideration), provided that all arrangements and transactions contemplated under, or in connection with, the Transaction Documents will be deemed to be made by way of bargain made at arm's length.
29.Amendments
The Issuer shall not amend, vary, novate, supplement, supersede, compromise waive or terminate any term of a Transaction Document or any other document delivered to the Junior Notes Subscriber or the Senior Notes Subscribers pursuant to Part II (Conditions Precedent to the First Transfer Date) of Schedule 7 (Conditions Precedent and Conditions Subsequent) except in writing in accordance with Clause 16 (Amendments to the Transaction Documents) of the Common Terms.
30.Perfection Requirements
The Issuer shall promptly (and in any case within the time limits specified in any applicable law) ensure that any Perfection Requirements are duly completed and that the evidence of such completion is promptly delivered to the Junior Notes Subscriber and the Senior Notes Subscribers.
31.Register

(a)No register of the Junior Variable Funding Notes shall be created in, or kept or maintained in, or brought into, the United Kingdom and no copy of the register of the Junior Variable Funding Notes shall be created in, kept or maintained in, or brought into, the United Kingdom (in each case, by or, to the knowledge of the Issuer, on behalf of the Issuer).
(b)No register of the Senior Variable Funding Notes shall be created in, or kept or maintained in, or brought into, the United Kingdom and no copy of the register of the Senior Variable Funding Notes shall be created in, kept or maintained in, or brought into, the United Kingdom (in each case, by or, to the knowledge of the Issuer, on behalf of the Issuer).
32.Derivatives
The Issuer shall not enter into any derivative agreement or derivative transactions.
33.Share Capital
The Issuer shall not issue any further shares.
34.Misrepresentation
The Issuer shall each day refrain from any action or omission which would cause any representation or warranty given in Schedule 5 (Representations and Warranties) to be breached if such representation or warranty was to be repeated on such day.

Part 2
Securitisation Regulation Undertakings

1.The Sellers, the Risk Retention Holders and the Issuer have designated amongst themselves, pursuant to Article 7(2) of the Securitisation Regulation, the Issuer to be the entity responsible for the fulfilment of the transparency requirements of Article 7 of the Securitisation Regulation. Pursuant to Article 22(5) of the Securitisation Regulation, the Sellers acknowledge that notwithstanding the designation of the Issuer as the entity responsible for the fulfilment of the transparency requirements of Article 7 of the Securitisation Regulation, the Sellers shall be responsible for compliance with Article 7 of the Securitisation Regulation. The Issuer undertakes to the Senior Notes Subscribers, the Junior Notes Subscriber, the PPN Holder, the Lead Arranger and the Security Trustee that it will (or it will procure that the Programme Servicer or the Calculation Agent will), until the Final Termination Date:
(a)publish details of any (i) inside information as required by and in accordance with Article 7(1)(f) of the Securitisation Regulation and (ii) significant event as required by and in accordance with Article 7(1)(g) of the Securitisation Regulation without delay upon the awareness of the inside information or the occurrence of the significant event;
(b)procure to provide all information required to be provided to the Financial Services and Markets Authority as competent authority in Belgium, the Autorité des marchés financiers as competent authority in France, Bundesanstalt für Finanzdienstleistungsaufsicht (BaFin) as competent authority in Germany and Comisión Nacional de Mercado de Valores and Banco de España as competent authority in Spain, in each case in accordance with the Securitisation Regulation;
(c)comply at all times with Article 7 of the Securitisation Regulation, including, but not limited to, and subject to receiving the Monthly Calculation Agent Report from the Calculation Agent on each Calculation Date, procuring to make available on a monthly basis the information in the form of the Monthly Calculation Agent Report (as the same may be amended, supplemented or otherwise modified from time to time by the Issuer or as otherwise required in order to comply with the reporting requirements under the EU Securitisation Rules (in particular Article 7 of the Securitisation Regulation)) and which includes:
(i)information on the performance of Receivables, including the arrears and the losses in compliance with Article 7(1)(a) of the Securitisation Regulation; and
(ii)information for the purpose of determining the amounts to be paid on the succeeding Transaction Date in accordance with the Transaction Documents and shall contain (A) all materially relevant data on the credit quality and performance of the Receivables, (B) information about events which trigger changes in the applicable Priorities of Payments (and any changes to the Priorities of Payments themselves) or the replacement of counterparties of the Issuer, (C) data on the cash flows generated by the Receivables and by the liabilities of the Issuer under the Transaction Documents and (D) provided that it will have received the relevant information from the Seller or the Servicer, information about the risk retained, including information on which of the modalities provided for in article 6(3) of the Securitisation Regulation has been applied, in accordance with article 6 of the Securitisation Regulation in compliance with Article 7(1)(e) of the Securitisation Regulation, and will distribute such report to the Senior Notes Subscribers, to the competent authorities referred to in Article 29 of the Securitisation Regulation and, upon request, to the Security Trustee and potential investors (which form of report may be supplemented or amended or replaced by a different form of report, in order to comply with the reporting requirements under the EU Securitisation Rules (in particular article 7 of the Securitisation Regulation)) on each Information Date (or such earlier time as required under the Securitisation Regulation); and
(d)delegates and hereby delegates its reporting obligations referred to the foregoing in pursuance of Article 7(1)(a) and Article 7(1)(e) of the Securitisation Regulation to the Calculation Agent in accordance with the Calculation Services Agreement.
2.Each Seller undertakes to the Senior Notes Subscribers, the Junior Notes Subscriber, the PPN Holder, the Lead Arranger, and the Security Trustee that it will:
(a)not select Receivables to be transferred to the Master Purchaser with the aim of rendering losses on those Receivables, measured over the life of the Securitisation Programme or over a period of four years where the life of the Securitisation Programme is longer than four years, higher than the losses over the same period on comparable receivables held on its balance sheet in accordance with Article 6(2) of the Securitisation Regulation; and
(b)promptly provide the Notes Subscribers with such information relating to the Receivables as any Notes Subscriber may from time to time reasonably request in order to enable those persons to comply with any and all applicable requirements of Article 5 of the Securitisation Regulation and any other due diligence, transparency or reporting provision of the EU Securitisation Rules;
3.Each Seller in its capacity as Risk Retention Holder acknowledges and represents that for the purposes of the Securitisation Regulation, it acts as “originator” with respect to the transactions contemplated under the Transaction Documents and undertakes to the Security Trustee, the Senior Notes Subscribers, the Junior Notes Subscriber, the PPN Holder and the Lead Arranger that it will as originator (as such term is defined for the purposes of Article 6(1) of the Securitisation Regulation):
(a)retain on an ongoing basis a material net economic interest of not less than five (5) per cent. of the nominal value of the securitised exposures sold by such Risk Retention Holder (as calculated on the most recent Transaction Date) (the “Retained Interest”). Such retention requirement will be satisfied by each Risk Retention Holder holding a first loss tranche of at least five (5) per cent. of the securitised exposures represented by the Receivables sold by that Risk Retention Holder to the Master Purchaser (as provided for under Article 6(3)(d) of the Securitisation Regulation) through:
(i)the subscription by the Junior Notes Subscriber for the Junior Notes in accordance with the provisions of the Junior Variable Funding Notes Facility Agreement;
(ii)the subscription by the PPN Holder for the PPN in accordance with the provisions of the PPN Facility Agreement; and

(iii)each Risk Retention Holder entering into on or around the date of this Agreement, and maintaining until the Final Discharge Date, the Intra-group Debt Facility Agreements with the Junior Notes Subscriber and the PPN Holder respectively and funding, in cash on a funded basis, a portion of the Junior Notes and the PPN under such Intra-group Debt Facility Agreements, such that each Risk Retention Holder as originator (as such term is defined for the purposes of Article 6(1) of the Securitisation Regulation) will retain on an ongoing basis a material net economic interest of not less than five (5) per cent. of the nominal value of the securitised exposures sold by such Risk Retention Holder (as calculated on the most recent Transaction Date);
(b)not sell, transfer, hedge, mitigate or otherwise dispose of its credit risk under or associated with such Retained Interest or subject it to any short position, except to the extent permitted in accordance with the EU Securitisation Rules;
(c)not change the manner in which it retains such retention, except to the extent not prohibited under the Securitisation Regulation (if such change is not prohibited, notify any change to the manner in which the Retained Interest will be held to the Master Purchaser, the Issuer, the Senior Notes Subscribers, the Junior Notes Subscriber and the PPN Holder);
(d)make available additional information, if any, as may be reasonably required by the Senior Notes Subscribers in order to assist any of the foregoing persons or any persons providing facilities to any of the foregoing, in complying with the Securitisation Regulation applicable to such person; and
(f)at all relevant times comply with the obligations of Article 7(1)(e)(iii) of the Securitisation Regulation by confirming the risk retention of the Risk Retention Holders as contemplated by Article 6(3)(d) of the Securitisation Regulation, which may be by way of email or inclusion in the Monthly Calculation Agent Reports and Weekly Calculation Agent Reports.
4.The Programme Servicer undertakes on behalf of the Issuer (as the designated entity under Article 7(2) of the Securitisation Regulation), to use all commercially reasonable efforts to make available the information (or procure that information is made available on behalf of the Issuer) to the competent authorities, to the Senior Notes Subscribers, to itself as the Junior Notes Subscriber and PPN Holder and (upon request) to potential investors as required by Article 7(1) of the Securitisation Regulation in a manner consistent with Article 7(2) of the Securitisation Regulation, subject always to any requirement of law, and provided that the Sellers are only required to do so to the extent that the disclosure requirements under Articles 7 of the Securitisation Regulation remain in effect.
5.Each Seller in its capacity as Risk Retention Holder represents that:
(a)the standards applied by such Seller to originate those Receivables sold and assigned under the Master Transfer and Servicing Agreement to the Master Purchaser are no less stringent than those that it applies at the time of origination of similar Receivables that are not transferred to the Master Purchaser;

(b)its credit-granting is done on the basis of sound and well-defined criteria and clearly established processes for approving, amending, renewing and financing credits (and such criteria and processes apply consistently to the Receivables and its non-securitised exposures) and it has effective systems in place to apply such processes in accordance with Article 9(1) of the Securitisation Regulation and is subject to appropriate regulatory supervision;
(c)the underlying exposures transferred from the Seller to the Master Purchaser meet predetermined, clear and documented eligibility criteria which do not allow for active portfolio management of those exposures on a discretionary basis;
(d)the Receivables are:
(i)underwritten in accordance with standards that apply similar approaches for assessing associated credit risk and serviced in accordance with similar procedures for monitoring, collecting and administering cash receivables;
(ii)within the same asset category; and
(iii)homogeneous with reference to at least one homogeneity factor from among those available for the respective asset category in accordance with Article 2 of the Final Regulatory Technical Standards of 28 May 2019 on the homogeneity of the underlying exposures in securitization under Articles 20(14) and 24(21) of Regulation (EU) No 2017/2402;
(e)it has expertise in originating and servicing exposures of a similar nature to the exposures that are securitised under the terms of the Transaction Documents;
(f)it was not established and does not operate for the sole purpose of securitising exposures;
(g)the Servicing Procedures have been disclosed to the Senior Notes Subscribers, the Junior Notes Subscriber, the PPN Holder and the Lead Arranger and those Servicing Procedures set out, in clear and consistent terms, the remedies and actions relating to delinquency and default of debtors, debt restructuring, debt forgiveness, forbearance, payment holidays, losses, charge-offs, recoveries and other asset-performance remedies; and
(h)it has at least five (5) years expertise of originating and servicing exposures of a similar nature to the exposures that are securitised under the terms of the Transaction Documents and it has well-documented and adequate policies, procedures and risk-management controls relating to the servicing of the Transferred Receivables.
6.Each Seller in its capacity as Risk Retention Holder undertakes to the Security Trustee, the Senior Notes Subscribers and the Lead Arranger that Receivables shall be transferred from the Sellers to the Master Purchaser after selection without undue delay and shall not include, at the time of selection, exposures in default within the meaning of Article 178(1) of Regulation (EU) No 575/2013 or exposures to a credit- impaired debtor or guarantor, who, to the best of the relevant Seller’s knowledge:
(a)has been declared insolvent or had a court grant his creditors a final non-appealable right of enforcement or material damages as a result of a missed payment within three years prior to the date of origination or has undergone a debt-restructuring process with regard to his non- performing exposures within three years prior to the date of transfer or assignment of the Receivables to the Master Purchaser, except if:
(i)a restructured underlying exposure has not presented new arrears since the date of the restructuring, which must have taken place at least one year prior to the date of transfer or assignment of the Receivables to the Master Purchaser; and
(ii)the information provided by the Final Purchaser in accordance with points (a) and (e)(i) of the first subparagraph of Article 7(1) of the Securitisation Regulation explicitly sets out the proportion of restructured underlying exposures, the time and details of the restructuring as well as their performance since the date of the restructuring;
(b)was, at the time of origination, where applicable, on a public credit registry of persons with adverse credit history or, where there is no such public credit registry, another credit registry that is available to the relevant Seller; or
(c)has a credit assessment or a credit score indicating that the risk of contractually agreed payments not being made is significantly higher than for comparable exposures held by the Sellers which are not securitised.
7.Each Seller in its capacity as Risk Retention Holder represents that before pricing, it has made available to the Senior Note Subscribers and the Junior Note Subscriber (as applicable):
(a)data on static and dynamic historical default and loss performance, such as delinquency and default data, for substantially similar exposures to the Receivables which will be subject to an assignment in accordance with the provisions of the Transaction Documents, and the sources of those data and the basis for claiming similarity, such data covering a period of at least five (5) years;
(b)a liability cash flow model which precisely represents the contractual relationship between the underlying exposures (being the Receivables) and the payments flowing between the Sellers, the Master Purchaser, the Notes Subscribers, other third parties and the Issuer (the “Cash Flow Model”);
(c)information and documentation set forth in Article 7(1) points (b) to (d) of the Securitisation Regulation, in draft or initial form; and
(d)other than as described in paragraph (a), no information under Article 7(1)(a) in relation to the Receivables has been expressly requested from it by the Senior Notes Subscribers or the Junior Notes Subscriber.
8.Each Seller in its capacity as Risk Retention Holder represents an independent third party has performed:
(a)an agreed upon procedures (AUP) review on a representative sample of the provisional portfolio (as of 24 June 2026) applying a confidence level of at least 95%, including verification that the data disclosed in respect of receivables similar to the Receivables is accurate; and

(b)a review on the final portfolio (as of 24 June 2026) of the compliance of the provisional portfolio with certain Eligibility Criteria that are able to be tested prior to the Closing Date, and based solely on the final report provided by such third party, no significant adverse findings have been found.
9.Each Seller (or the Programme Servicer on their behalf) undertakes, throughout the life of the Securitisation Programme and until the Final Termination Date:
(a)to make available the Cash Flow Model (which model shall be updated in case of significant changes in the cash flow structure of the Securitisation Programme) to the Notes Subscribers on an ongoing basis and to potential investors, upon request;
(b)to make available to the Issuer, acting as reporting entity for the purposes of Article 7(2) of the Securitisation Regulation, any relevant information of which it has knowledge, in particular, but without limitation, any relevant information required by point (a), (e), (f) and (g) of Article 7(1) of the Securitisation Regulation, for the Issuer to be in a position to comply with the periodic information reporting requirements under Article 7(1) of the Securitisation Regulation, and for the Senior Notes Subscribers or any of their Affiliates being asset-backed commercial paper conduits to comply with their periodic information reporting requirements under Article 7(1) of the Securitisation Regulation towards the ABCP investors;
(a)to inform the Issuer (which shall in turn inform without undue delay the Notes Subscribers and the potential investors of the same) and any Back-Up Servicer of any material change of the Servicing Procedures together with any explanation accounting for such amendment and without undue delay.
10.Each Seller in its capacity as Risk Retention Holder hereby delegates, under its responsibility, to the Programme Servicer, the duty to make available information and documentation set forth in Article 7(1) points (b) and (d) of the Securitisation Regulation to investors no later than fifteen (15) days after the Closing Date, in final form.
11.Each of the Issuer and the Sellers shall notify the Security Trustee and the Senior Notes Subscribers in writing as soon as reasonably practicable if, to its knowledge, it is in breach of any representation or undertaking set forth in this Part 2.

SCHEDULE 7
CONDITIONS PRECEDENT AND CONDITIONS SUBSEQUENT
PART I
CONDITIONS PRECEDENT TO THE SIGNING OF THE TRANSACTION DOCUMENTS
As a condition precedent to the execution of this Agreement, all of the following documents shall have been delivered to the Master Purchaser (or any of its authorised agents, including the Security Trustee and with a copy to each Senior Notes Subscriber) in form and substance satisfactory to it:
(I)    TD SYNNEX Parties
(a)a copy of its by-laws, articles of association or other constitutional documents;
(b)a copy, certified true and accurate by any duly authorised representative, of the minutes of the decision of the competent corporate bodies (to the extent required by applicable law, both shareholders or partners resolutions and board resolutions) authorising the execution and performance by it of the Transaction Documents to which it is a party, and approving without reserve the execution and performance by it of any such Transaction Document to which it is a party and approving the conformity with the relevant TD SYNNEX Party’s corporate interest (and with respect to the Spanish Seller, duly raised to the status of Spanish public document);
(c)an original of the powers of attorney (if not already included in the corporate decisions referred to in paragraph (b) above) granted to the signatories of the Transaction Documents authorising:
(i)the execution of the Transaction Documents to which it is a party;
(ii)the execution of the other documents to be delivered and/or certified in connection with the execution of the Transaction Documents to which it is a party, including but not limited to each document to be delivered and/or certified for the purposes of the delivery of the conditions precedent;
(d)a specimen of signature of each person authorised by paragraphs (b) and (c) above;
(e)a copy of its latest annual financial statements (balance sheet, profit and loss accounts and schedules) or (if the relevant TD SYNNEX Party does not submit or prepare financial statements, the consolidated annual financial statements (balance sheet, profit and loss accounts and schedules) of the Affiliate of the TD SYNNEX Group consolidating the financial statements of such TD SYNNEX Party and which is the closest in the corporate structure to such TD SYNNEX Party, as published and certified by its statutory auditors (if applicable);
(f)in respect of the Belgian Seller only: a certified copy of the extract from the Crossroads Bank for Enterprises (Banque Carrefour des Entreprises/Kruispuntbank van Ondernemingen) and an online inquiry in the Central Insolvency Register (www.regsol.be) confirming that no judicial reorganisation, bankruptcy or transfer under judicial supervision proceedings were opened in relation to the Belgian Seller dated less than ten (10) Business Days prior to the date of the Signing Date;
(g)in respect of the French Seller only: a copy of K-bis extract and a copy of non-bankruptcy certificate delivered by the relevant trade and companies register dated less than fifteen (15) calendar days from the date of the Signing Date;
(h)in respect of the German Seller only: an online insolvency search enquiry (under www.neu.insolvenzbekanntmachungen.de) dated less than seven (7) calendar days prior to the Signing Date;
(i)in respect of the Spanish Seller: a certificate (certificación literal) of existence, incorporation and solvency (vigencia y solvencia), incorporation (certificación de constitución), reproduction copy of the up-to-date by-laws (estatutos sociales actualizados), composition of the management body (órgano de administración), certificate of absence of causes of dissolution and liquidation (ausencia de causas de disolución y liquidación) and certificate of absence of bankruptcy processes (ausencia de procedimientos concursales) of the Spanish Seller and the Spanish Servicer issued by the relevant Commercial Registry dated less than thirty (30) calendar days from the Signing Date;
(j)an officer's/director’s/formalities certificate dated the Signing Date duly signed by its legal representatives certifying all the relevant documents delivered under this Part I above are true, complete, in full force and effect and up-to-date.
(II)    Issuer
(a)a copy of its by-laws, articles of association or other constitutional documents;
(b)a copy, certified true and accurate by any duly authorised representative, of the minutes of the decision of the competent corporate bodies (to the extent required by applicable law, both shareholders resolutions and board resolutions) authorising the execution and performance by it of the Transaction Documents to which it is a party, and approving without reserve the execution and performance by it of any such Transaction Document to which it is a party and approving the conformity with the Issuer’s corporate interest;
(c)a copy of the powers of attorney (if not already included in the corporate decisions referred to in paragraph (b) above) granted to the signatories of the Transaction Documents authorising:
(i)the execution of the Transaction Documents to which it is a party;
(ii)the execution of the other documents to be delivered and/or certified in connection with the execution of the Transaction Documents to which it is a party, including but not limited to each document to be delivered and/or certified for the purposes of the delivery of the conditions precedent;
(d)a specimen of signature of each person authorised by paragraphs (b) and (c) above;
(e)an officer's/director’s certificate dated the Signing Date duly signed by its legal representatives certifying all the relevant documents delivered under this Part II above are true and up-to-date.

(f)evidence of the Issuer’s registration for Irish corporation tax.
(g)the duly executed Share Declaration of Trust.
(III)     Legal Opinions
(a)legal opinions from the TD SYNNEX Parties' legal counsels, relating to (i) each TD SYNNEX Party’s existence and legal capacity and (ii) the authority of each TD SYNNEX Party to enter into the Transaction Documents to which such TD SYNNEX Party is a party, in a form and substance satisfactory to the Senior Notes Subscribers;
(b)a legal opinion from McCann FitzGerald LLP relating to (i) the Final Purchaser’s existence and legal capacity, (ii) the authority of the Final Purchaser to enter into the Transaction Documents to which it is party and (iii) tax, in a form and substance satisfactory to the Senior Notes Subscribers;
(c)an English law validity and enforceability legal opinion (including true sale), from Gide Loyrette Nouel LLP, in a form and substance satisfactory to the Senior Notes Subscribers;
(d)a Spanish law validity and enforceability and tax legal opinion, from Cuatrecasas, in a form and substance satisfactory to the Senior Notes Subscribers;
(e)a Belgian law validity and enforceability (including true sale) and tax legal opinion, from Strelia, in a form and substance satisfactory to the Senior Notes Subscribers;
(f)a French law validity and enforceability (including true sale) and tax legal opinion, from Gide Loyrette Nouel LLP, in a form and substance satisfactory to the Senior Notes Subscribers;
(g)a German law validity and enforceability (including true sale) and tax legal opinion, from LPA Law, in a form and substance satisfactory to the Senior Notes Subscribers;
(h)a New York law validity and enforceability opinion from Gide Loyrette Nouel LLP, in a form and substance satisfactory to the Senior Notes Subscribers;
(i)a memorandum as to compliance with Article 6 of the Securitisation Regulation from counsel to the Senior Notes Subscribers; and
(j)a Volcker memorandum from counsel to the Senior Notes Subscribers.
(IV)    Other Documents
(a)All the Transaction Documents (other than this Agreement and the Transfer Deeds) shall have been duly executed by the authorised signatories of all parties thereto.
(b)A completed schedule 1 (Authorisation for Manual Instructions) to the Account Bank Agreement.
(c)A transaction summary compliant with the requirements of the Securitisation Regulation.

(d)Before pricing (which shall correspond to the Signing Date), the sending by email to the Senior Notes Subscribers of the STS notifications (for non-ABCP transactions) referred to in Article 27 of the EU Securitisation Regulation in draft or initial form, in a form and substance satisfactory to the Issuer and the Senior Notes Subscribers.

PART II
CONDITIONS PRECEDENT TO THE FIRST TRANSFER DATE
The Purchase Commitment of each of the Master Purchaser and the Final Purchaser shall be subject to both the satisfaction of the conditions precedent mentioned in Part 1 (Conditions Precedent to the Signing of the Transaction Documents) and to the fulfilment of the following conditions precedent, at the satisfaction of the Master Purchaser and the Final Purchaser on or before the first (1st) Transfer Date under the Securitisation Programme:
1.with respect to each Seller, each Transfer Deed for each Seller for the receivables to be transferred on the First Transfer Date shall have been duly executed by authorised signatories of each party thereto (and with respect to the Spanish Seller, duly raised to the status of Spanish public document);
2.the Transfer Deed between the Master Purchaser and the Final Purchaser for the receivables to be transferred on the First Transfer Date shall have been duly executed by authorised signatories of each party thereto;
3.with respect to each TD SYNNEX Party:
(a)a Solvency Certificate dated the First Transfer Date duly signed by its legal representatives; and
(b)an officer's/director’s certificate dated the First Transfer Date duly signed by its legal representatives certifying all the relevant documents delivered as at the Signing Date are true and up-to-date;
4.with respect to the Issuer, a Solvency Certificate dated the First Transfer Date duly signed by its legal representatives;
5.this Agreement and the Master Transfer and Servicing Agreement shall have been notarized before a Spanish Public Notary in accordance with the terms of the Transaction Documents;
6.if required, the Issuer Deed of Charge has been duly registered with the Irish Companies Registration Office;
7.Evidence of the appointment of any required process agents;
8.Evidence satisfactory to the Senior Notes Subscribers that a minimum level of funding pursuant to Irish law has been met;
9.Evidence that the Issuer Transaction Accounts have been opened in the name of the Issuer on or prior to the First Transfer Date;
10.A satisfactory agreed-upon-procedures (AUP) audit report provided by HILCO Speciality Finance;
11.Evidence of submission of a 'Schedule 2 registration form' to register with the Central Bank of Ireland as a Schedule 2 firm in accordance with s108A of the Criminal Justice (Money Laundering and Terrorist Financing) Act 2010;

12.a Spanish law legal opinions from the TD SYNNEX Parties' Spanish legal counsel, relating to (i) the Spanish Seller and Spanish Servicer's existence and legal capacity and (ii) the authority of the Spanish Seller and Spanish Servicer to enter into the Transaction Documents to which such TD SYNNEX Party is a party, in a form and substance satisfactory to the Senior Notes Subscribers;
13.a Spanish law validity and enforceability (including true sale) and tax legal opinion, from Cuatrecasas, in a form and substance satisfactory to the Senior Notes Subscribers; and
14.issuance by Prime Collateralised Securities (PCS) of its final STS Checklist to the satisfaction of the Senior Notes Subscribers; and
15.in respect of the Spanish seller only, “reproduction copy of the up-to-date by-laws (estatutos sociales actualizados) and composition of the management body (órgano de administración).

PART III
CONDITIONS SUBSEQUENT

1.Evidence of (i) the filing of particulars of charge in respect of the Issuer Deed of Charge with the Irish Companies Registration Office pursuant to section 409 of the Irish Companies Act 2014 (as amended) and (ii) notification in writing to the Revenue Commissioners of Ireland of the security created under the Issuer Deed of Charge for the purposes of section 1001 of the Taxes Consolidation Act 1997 of Ireland (as amended).
2.A copy of the completed Form Section 110 submitted by the Issuer to the Revenue Commissioners of Ireland and confirmation of receipt from the Revenue Commissioners of Ireland of such form.
3.Evidence of submission by Issuer of the FVC registration together with the CBI securitisation regulation notification via composite form by the Issuer.
4.At the latest fifteen (15) days after the First Transfer Date, the sending by email to the Senior Notes Subscribers by the Sellers of the STS notifications (for non-ABCP transactions) referred to in Article 27 of the EU Securitisation Regulation in final form, in a form and substance satisfactory to the Issuer and the Senior Notes Subscribers, such form to be used by the Sellers to notify ESMA and, as required, the Financial Services and Markets Authority (Autorité des Services et Marchés Financiers/Autoriteit voor Financiële Diensten en Markten) or, as the case may be, the National Bank of Belgium (Banque Nationale de Belgique/Belgische Nationalbank) as competent authority in Belgium, the Autorité des marchés financiers as competent authority in France, Bundesanstalt für Finanzdienstleistungsaufsicht (BaFin) as competent authority in Germany and Comisión Nacional de Mercado de Valores and Banco de España as competent authority in Spain.

SCHEDULE 8
CALCULATION OF THE SECURITISATION SERVICES FEES AND EXPENSES, AND FINANCING FEE
[*****]

SCHEDULE 9
TRANSACTION CALENDAR
[*****]

SIGNATURE PAGES

Master Purchaser

EXECUTED as a DEED by            )
BNP PARIBAS S.A., DUBLIN BRANCH    )

Signature:    ___/s/ [*****]________________________
Print name:     ___[*****]________________________
Title:    [*****]    ___________________________

Signature:    _____/s/ [*****]______________________
Print name:     ____[*****]_______________________
Title:        [*****]___________________________

[Signature page to the Master Definitions and Common Terms Agreement]

Issuer and Final Purchaser

SIGNED and DELIVERED as a DEED for           )
and on behalf of                                                  )
TD SYNNEX IRELAND RECEIVABLES I          )
DESIGNATED ACTIVITY COMPANY               )
by its lawfully appointed attorney:                        )

__/s/ [*****]______________________________
Attorney signature

__[*****]_______________________________
Print attorney name

in the presence of:

/s/ [*****]
_________________________________
(Witness' signature)

___[*****]______________________________
(Witness' Name)

___[*****]______________________________
(Witness' Address)

____[*****]_____________________________
(Witness' Occupation)

[Signature page to the Master Definitions and Common Terms Agreement]

Senior Notes Subscriber and Lead Arranger

EXECUTED as a DEED
for and on behalf of
BNP PARIBAS

/s/ [*****]	/s/ [*****]
Name: [*****]	Name: [*****]
Authorised Signatory	Authorised Signatory

[Signature page to the Master Definitions and Common Terms Agreement]

Senior Notes Subscriber

EXECUTED as a DEED by    )
BANCO SANTANDER S.A.    )
Acting by its duly authorised signatories    )

___/s/ [*****]______________________________        ___/s/ [*****]______________________________

Name: ….[*****]...........................................….…...        Name: …..[*****]..........................................….…...
Title: …[*****]............................................…..            Title: ….[*****]...........................................…..

[Signature page to the Master Definitions and Common Terms Agreement]

Senior Notes Subscriber

EXECUTED as a DEED by    )
CREDIT AGRICOLE CORPORATE & INVESTMENT BANK    )
Acting by its duly authorised signatories    )

____/s/ [*****]_____________________________        ___/s/ [*****]______________________________

Name: ….[*****]...........................................….…...        Name: …....[*****]........................................….…...
Title: …[*****]............................................…..            Title: …...[*****].........................................…..

[Signature page to the Master Definitions and Common Terms Agreement]

Seller, Servicer and Risk Retention Holder

EXECUTED as a DEED by    )
TD SYNNEX Belgium BV     )

/s/ [*****]

Name: ….[*****]...........................................….…...

Title: …....[*****]........................................…

/s/ [*****]

Name: …...[*****].........................................….…...

Title: …......[*****]......................................…

[Signature page to the Master Definitions and Common Terms Agreement]

Seller, Servicer and Risk Retention Holder

EXECUTED as a DEED by    )
TD SYNNEX France SAS     )

/s/ [*****]

By: …..[*****]..........................................….…...

Title: …[*****]............................................…

/s/ [*****]

By: …...[*****].........................................….…...

Title: ….[*****]...........................................…

[Signature page to the Master Definitions and Common Terms Agreement]

Seller, Servicer and Risk Retention Holder

EXECUTED as a DEED by    )
TD SYNNEX Germany GmbH & Co. OHG     )
by its General Partner )

/s/ [*****]

Name: …...[*****].........................................….…...

Title: …......[*****]......................................….…...

/s/ [*****]

Name: …..[*****]..........................................….…...

Title: ….....[*****].......................................….…...

[Signature page to the Master Definitions and Common Terms Agreement]

Seller, Servicer and Risk Retention Holder

EXECUTED as a DEED by    )
TD SYNNEX Spain SLU     )

/s/ [*****]

Name: ….....[*****].......................................….…...

Title: …....[*****]........................................…

/s/ [*****]

Name: …....[*****]........................................….…...

Title: ….....[*****].......................................…

[Signature page to the Master Definitions and Common Terms Agreement]

Programme Servicer, Cash Manager, PPN Holder and Junior Notes Subscriber

EXECUTED as a DEED by    )
TD SYNNEX UK ACQUISITION LIMITED    )
Acting by    )

/s/ [*****]

Signature of Director

[*****]

Full Name (Director)

/s/ [*****]

Signature of Director

[*****]

Full Name (Director)

[Signature page to the Master Definitions and Common Terms Agreement]

Account Bank
EXECUTED as a DEED
for and on behalf of
BNP PARIBAS LONDON BRANCH

/s/ [*****]	/s/ [*****]
Name: [*****]	Name: [*****]
Authorised Signatory	Authorised Signatory

[Signature page to the Master Definitions and Common Terms Agreement]

Back-Up Cash Manager

Signed and delivered as a deed by CSC CAPITAL MARKETS (IRELAND) LIMITED
Acting by its lawfully appointed attorney

/s/ [*****]
.……………………
Attorney

In the presence of:

…/s/ [*****]……………………
Witness

Witness’ Name: [*****]
Witness’ Address [*****]

[Signature page to the Master Definitions and Common Terms Agreement]

Corporate Services Provider

Signed and delivered as a deed by CSC CAPITAL MARKETS (IRELAND) LIMITED
Acting by its lawfully appointed attorney

/s/ [*****]
.……………………
Attorney

In the presence of:

/s/ [*****]
………………………
Witness

Witness’ Name: [*****]
Witness’ Address [*****]

[Signature page to the Master Definitions and Common Terms Agreement]

Calculation Agent

SIGNED as a deed for and on behalf of FIS CAPITAL MARKETS UK LIMITED acting by two duly authorised attorneys
__/s/ [*****]_________________________ Name: [*****] Title: [*****] in the presence of: [*****] Witness's signature: /s/ [*****]	____/s/ [*****]_______________________ Name: [*****] Title: [*****] in the presence of: [*****] Witness's signature: /s/ [*****]
Witness's name (in capitals): [*****]	Witness's name (in capitals): [*****]
Witness's address: [*****]	Witness's address: [*****]

[Signature page to the Master Definitions and Common Terms Agreement]

Security Trustee

EXECUTED and DELIVERED as a DEED by CSC TRUSTEES LIMITED acting by its lawfully appointed director /attorney
[*****] ……………………………………………… Full Name (Director/Attorney) in the presence of:	/s/ [*****] ……………………………………… Signature (Director/Attorney)
[*****] ……………………………………………… Full Name (Witness) …[*****]…………………………………………… ……………………………………………… ……………………………………………… Address	…/s/ [*****]…………………………………… Signature of Witness

Guarantor and Parent Company

[Signature page to the Master Definitions and Common Terms Agreement]

EXECUTED as a DEED by    )
TD SYNNEX CORPORATION    )
Acting by its duly authorised signatory    )

By: /s/ [*****]

Name: ….....[*****].......................................….…...

Title: ….......[*****].....................................…

[Signature page to the Master Definitions and Common Terms Agreement]